Exhibit 10.5

AGREEMENT OF PURCHASE AND SALE

Project Name:	Tenside Apartments
1000 Northside Drive NW
Atlanta, Georgia 30318

Date:	May 25, 2016

AGREEMENT OF PURCHASE AND SALE

THIS AGREEMENT OF PURCHASE AND SALE (this “Agreement”) is made as of the 25th day of May, 2016 (the “Effective Date”), by and between WATERTON TENSIDE OWNER, L.L.C., a Delaware limited liability company (the “Seller”), and CARROLL ACQUISITIONS, LLC, a Georgia limited liability company (the “Buyer”).

RECITALS

Seller is the owner of the Property described below. Seller desires to assign and transfer to Buyer, and Buyer desires to purchase from Seller, the Property, subject to and in accordance with the terms, conditions and other provisions of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.    CERTAIN DEFINITIONS

The following capitalized terms shall have the meanings set forth in this Section 1 for all purposes under this Agreement:

Access Agreement. That certain Confidentiality and License Agreement by and between Buyer and Seller dated as of May 9, 2016.

Additional Earnest Money. Defined in Section 2.3(a) below.

Additional Property. Seller’s right, title and interest in, to and under any licenses, permits, and warranties applicable or appurtenant to the other components of the Property, if any.

Atlanta Development Authority Lease. The term “Atlanta Development Authority Lease” shall have the meaning ascribed thereto in subsection 4.2(c)(vi) hereof.

Atlanta Development Authority Lease Documents. The term “Atlanta Development Authority Lease Documents” shall have the meaning ascribed thereto in subsection 4.2(c)(vi) hereof.

Atlanta Development Authority Lease and Bond Transfer Documents. The term “Atlanta Development Authority Lease and Bond Transfer Documents” shall have the meaning ascribed thereto in subsection 4.2(c)(vii) hereof.

Bond. The term “Bond” shall have the meaning ascribed thereto in subsection 4.2(c)(vi) hereof.

Broker. Walker & Dunlop Investment Sales, LLC.

Closing. The consummation of the transactions described herein as more fully described in Section 4 below.

Closing Date. June 29, 2016.

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Due Diligence Expiration Date. June 8, 2016.

Due Diligence Period. The period commencing on May 9, 2016 and continuing until 5:00 p.m. Atlanta time on the Due Diligence Expiration Date.

Earnest Money. Defined in Section 2.2(a) below.

Escrow Company. Chicago Title Insurance Company, c/o Fidelity National Title Group, 5565 Glenridge Drive, Suite 300, Atlanta, Georgia 30342, Attn: Chris Valentine (chris.valentine@fntg.com).

Excluded Documents. All (a) correspondence, documents or reports prepared by or for Seller in connection with the proposed sale of the Property, (b) communications between Seller or any affiliate and their attorneys or other agents or representatives, (c) appraisals, assessments or other evaluations of the Real Property or the Property in the possession of Seller or its representatives, and (d) other correspondence, memoranda and documents prepared or intended for the internal use of Seller and/or its representatives.

Excluded Personal Property. The rights to any and all operating systems, operating manuals, software and information associated with or contained in any computers and telephone equipment located at the Real Property or used in connection with the Real Property or the Property (exclusive of the computer and telecommunication equipment and hardware); the rights to any websites or domain names maintained by Seller or Property Manager with respect to the Property; and all mobile shop tools and parts systems.

Improvements. The buildings and other improvements situated on the Land (hereinafter defined), excluding, however, any building or other improvements situated on any easement parcels described in Exhibit A attached hereto.

Indemnified Seller Parties. Defined in Section 3.2(d) below.

Land. The parcel(s) of land legally described in Exhibit A attached hereto.

Leases. Collectively, the Retail Leases and the Residential Leases.

Personal Property. The items of personal property listed on Exhibit C attached hereto, but specifically excluding the Excluded Personal Property.

Property. The Personal Property and all of Seller’s right, title and interest in, to and under the Bond, Atlanta Development Authority Lease, Leases, Service Contracts (hereinafter defined), and Additional Property.

Property Manager. Waterton Residential, L.L.C.

Purchase Price. SEVENTY-FOUR MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($74,500,000.00).

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Real Property. The Land and the Improvements.

Residential Leases. All residential leases, licenses, and other agreements to use or occupy all or any part of the Land or Improvements, together with all amendments thereto for those tenants listed on the Rent Roll attached hereto as Exhibit B-1 attached hereto, and any new Residential Leases entered into after the Effective Date in accordance with this Agreement.

Retail Leases. All retail leases, licenses, and other agreements to use or occupy all or any part of the Land or Improvements, together with all amendments thereto for those tenants listed on the Rent Roll attached hereto as Exhibit B-2 attached hereto, and any new Retail Leases entered into after the Effective Date in accordance with this Agreement.

Seller Parties. Collectively, (a) Seller, (b) its counsel, (c) Property Manager, (d) any direct or indirect equity owner, officer, director, employee, or agent of Seller, its counsel or Property Manager, and (e) any other entity or individual affiliated or related in any way to any of the foregoing.

Service Contracts. The service contracts and equipment leases listed in Exhibit D attached hereto.

Termination Surviving Obligations. Buyer’s obligations under Sections 3.1 and 3.2 hereof and Buyer’s and Seller’s obligations under Sections 10 and 14.3 hereof.

Title Company. Chicago Title Insurance Company, c/o Fidelity National Title Group, 5565 Glenridge Drive, Suite 300, Atlanta, Georgia 30342, Attn: Chris Valentine (chris.valentine@fntg.com).

Transaction. The purchase and sale transaction contemplated by this Agreement.

Section 2.    AGREEMENT TO SELL AND PURCHASE: PURCHASE PRICE

Section 2.1            Agreement to Sell and Purchase. Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, the Property, subject to and in accordance with the terms, conditions and provisions hereof.

Section 2.2            Payment of Purchase Price. The total purchase price to be paid by Buyer to Seller for the Property shall be the Purchase Price described in Section 1 above. The Purchase Price shall be payable in the following manner:

(a)                Earnest Money. Buyer shall, within two (2) business days after the Effective Date, deposit with the Escrow Company, as escrow agent, the sum of $500,000 as earnest money (said amount being referred to herein as the “Initial Earnest Money”, and, together with the “Additional Earnest Money” deposit described below, and all interest accruing thereon, being herein referred to collectively as the “Earnest Money”), which shall be in the form of a wire transfer of immediately available funds. Provided that Buyer has not terminated this Agreement pursuant to Section 3.2 below, within two (2) business days after the Due Diligence Expiration Date, Buyer shall increase the Earnest Money to $1,500,000 by depositing with the Escrow Company an additional $1,000,000 by wire transfer of immediately available funds (the “Additional Earnest Money”). Upon the expiration of the Due Diligence Period, all of the Earnest Money shall become fully non-refundable and payable to Seller, except as otherwise expressly provided herein. The Earnest Money shall be held and disbursed by the Escrow Company pursuant to the escrow agreement in the form of Exhibit E attached hereto (the “Escrow Agreement”), which the parties have executed and delivered simultaneously with the execution and delivery of this Agreement. The Earnest Money shall be invested as provided in said Escrow Agreement, with all interest accruing thereon being deemed part of the Earnest Money for all purposes hereunder. In the event Buyer fails to deliver any portion of the Earnest Money within the time provided in this Agreement, Seller may, prior to Buyer’s deposit of such portion of the Earnest Money with the Escrow Company, at Seller’s option and without limiting any of its other rights or remedies, terminate this Agreement by written notice to Buyer, whereupon any portion of the Earnest Money previously delivered to Escrow Company shall be immediately delivered to Seller, this Agreement shall terminate, and the parties hereto shall have no further obligations to the other except for the Termination Surviving Obligations. If the sale hereunder is consummated in accordance with the terms hereof, the Earnest Money shall be paid to Seller and applied to the Purchase Price to be paid by Buyer at the Closing. In all other instances, the Earnest Money shall be paid to Seller or Buyer as provided in other provisions of this Agreement.

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(b)               Balance of Purchase Price. Buyer shall pay to Seller the balance of the Purchase Price, plus or minus net proration credits (as such credits may be determined in accordance with Section 5 and other applicable provisions of this Agreement) and as otherwise adjusted pursuant to the provisions of this Agreement, at Closing by wire transfer of immediately available funds. Such funds must be received by the Escrow Company, and Buyer shall authorize the disbursement thereof to Seller, no later than the time reasonably required by the Escrow Company to deliver the payoff for Seller's loan on the Property prior to the lender's payoff deadline on the Closing Date (the “Payoff Deadline”). Notwithstanding the foregoing, if such payoff is delivered to Seller's lender after the Payoff Deadline and Seller is charged additional interest, Buyer shall be responsible for the payment of such additional interest. In anticipation of such occurrence, along with the funds otherwise due by Buyer pursuant to this Agreement, Buyer shall deliver to the Escrow Company prior to Closing the additional funds required to pay interest on Seller's loan after the Payoff Deadline through the business day following the Closing Date (the “Additional Interest”); provided, however, that if the amounts due Seller's lender are actually delivered to such lender prior to the Payoff Deadline, or received by Seller's lender thereafter on the Closing Date and Seller is not in fact charged additional interest, the Additional Interest shall be returned to Buyer. Further, notwithstanding anything to the contrary in this Agreement, if on or before the Closing Date Buyer fails to deliver the funds due by Buyer pursuant to this Agreement, Buyer shall be in default of this Agreement.

Section 3.    SELLER’S DELIVERIES; CONDITIONS PRECEDENT

Section 3.1            Seller’s Deliveries. Except for any Excluded Documents, Seller shall provide to Buyer, or make available at the Real Property as specified below, promptly after the date hereof the following items (or copies thereof) relating to the ownership and operation of the Real Property or the Property:

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(a)                the Leases and lease files containing related documentation, which shall be made available on-site;

(b)               the Service Contracts;

(c)                existing owner’s title policy;

(d)               existing Survey;

(e)                any plans and specifications relating to the Real Property, in Seller’s possession (if any);

(f)                twelve-month operating statements for 2014, 2015, and a current trailing twelve-month operating statement for 2016;

(g)               current rent roll in Seller’s standard form in use at the Real Property;

(h)               schedule of insurance losses for the prior three (3) years;

(i)                 real estate tax bills for the current and prior year;

(j)                 the Fannie Mae Phase I Environmental Site Assessment, dated November 9, 2011, and the Compliance Status Report Update, dated October 14, 2011;

(k)               the Atlanta Development Authority Lease Documents; and

(l)                 the Bond.

In the event that this Agreement terminates for any reason, Buyer shall promptly return to Seller all written and other physical materials (whether from Seller, Seller’s agents or otherwise) received by Buyer relating to the Real Property and the Property or Seller and all Third Party Reports (hereinafter defined); provided, however, that with respect to the Third Party Reports, same shall be delivered without representation or warranty of any kind, express or implied, Seller acknowledging and agreeing that (i) same were prepared by unaffiliated third parties, and (ii) that Seller shall not be entitled to rely upon such Third Party Reports without the express written consent of the third party that prepared same, which Seller may obtain at its sole cost and expense.

Except as otherwise expressly set forth in this Agreement and in the documents delivered by Seller at Closing, Seller makes no representations or warranties, either expressed or implied, and shall have no liability with respect to the accuracy or completeness of the information, data or conclusions contained in the information provided to Buyer, and Buyer shall make its own independent inquiry regarding the economic feasibility, physical condition and environmental state of the Real Property (and the Property, as applicable) during the Due Diligence Period.

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Section 3.2           Inspections and Access. Buyer and its representatives shall be permitted to enter upon the Real Property during business hours upon forty-eight (48) hours’ prior written notice to Seller’s agent, Field Stern via email (field.stern@waterton.com) during the Due Diligence Period to examine, inspect and investigate the Real Property and the Personal Property and all books, records, drawings and other documentation relating thereto in Seller’s possession (collectively, the “Inspections”), subject to the terms, conditions and limitations set forth in the following provisions of this Section 3.2. All of the Inspections shall be conducted at the expense of Buyer without contribution from Seller of any kind or amount.

(a)                Subject to the rights of tenants of the Real Property, Buyer shall have a right to enter the Real Property for the purpose of conducting the Inspections and for no other purpose, provided that in each such instance (i) Buyer notifies Seller’s agent of the intended Inspections not less than 48 hours prior to such entry; (ii) such Inspections are scheduled with Field Stern by electronic mail (field.stern@waterton.com); and (iii) Buyer is in full compliance with Section 3.2(d) hereof. At Seller’s election, a representative of Seller shall be present during any entry by Buyer or its representatives onto the Real Property for conducting said Inspections. Buyer shall take all necessary actions to insure that neither it nor any of its representatives shall interfere with the ongoing operations occurring at the Real Property during the course of performing any such Inspections, including, without limitation, any activities of tenants or other occupants. Buyer shall not cause or permit any mechanics’ liens or other liens to be filed against the Real Property or the Property as a result of the Inspections. Notwithstanding anything set forth herein to the contrary, Buyer shall not be permitted to: (w) perform any Phase II environmental assessments or any other tests that require the physical alteration of the Real Property (including, without limitation, borings or samplings) without the prior written consent of Seller, which may be withheld by Seller in its sole discretion; (x) review any of the Excluded Documents; (y) interview any tenants, owners or other occupants of the Real Property; or (z) discuss employment opportunities with any employees of Seller or Property Manager. Promptly upon (i) receipt of the written request of Seller; or (ii) termination of this Agreement for any reason, Buyer shall deliver to Seller a complete copy of any written studies, reports, tests results or similar documents prepared by or on behalf of Buyer or its agents (collectively, the “Third Party Reports”); provided that same shall be delivered without representation or warranty of any kind, express or implied, Seller acknowledging and agreeing that (A) same were prepared by unaffiliated third parties, and (B) that Seller shall not be entitled to rely upon such Third Party Reports without the express written consent of the third party that prepared same, which Seller may obtain at its sole cost and expense.

(b)               Buyer shall have until the Due Diligence Expiration Date in which to conduct its due diligence investigations and analysis of the Real Property and the Property and of all information pertaining to the Real Property and the Property to determine whether the Real Property and the Property is acceptable to Buyer. If during the Due Diligence Period, Buyer so elects, for any reason or no reason, Buyer may, as its sole and exclusive right and remedy, terminate this Agreement by giving written notice of termination to Seller on or before the Due Diligence Expiration Date. If Buyer does not give such notice of termination on or before the Due Diligence Expiration Date, Buyer shall be deemed to have waived its right to terminate this Agreement pursuant to this

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Section 3.2 and this Agreement shall continue in full force and effect. In the event of such termination, the Earnest Money shall be returned to Buyer and neither party shall have any further obligations to the other party hereunder, except for the Termination Surviving Obligations.

(c)                Buyer agrees and covenants with Seller not to disclose to any third party (other than lenders, accountants, equity partners, attorneys and other professionals and consultants working for Buyer in connection with the acquisition of the Real Property and the Property) without Seller’s prior written consent, unless Buyer is obligated by law to make such disclosure (in which case Buyer shall provide concurrent written notice of such mandatory disclosure to Seller), any of the reports or any other documentation or information provided by Seller or Seller’s agents or obtained by Buyer which relates to the Property, the Real Property, or Seller in any way, all of which shall be used by Buyer and its agents solely in connection with the transactions contemplated hereby.

(d)               Buyer agrees to indemnify, defend and hold Seller and its members, managers, partners, trustees, beneficiaries, shareholders, directors, officers, advisors and other agents and their respective employees and affiliates (collectively, the “Indemnified Seller Parties”) harmless from and against any and all claims, losses, damages, costs and expense (including, without limitation, attorneys’ fees and court costs) (collectively, the “Claims”) suffered or incurred by any of the Indemnified Seller Parties as a result of or in connection with any activities of Buyer (including activities of any of Buyer’s employees, consultants, contractors or other agents, collectively, the “Buyer Parties”) conducted pursuant to or in violation of this Section 3.2 or otherwise, including, without limitation, mechanics’ liens, damage to the Real Property or the Property, and injury to persons or property resulting from such activities; provided, however, in no event shall Buyer have any obligation to indemnify any of the Indemnified Seller Parties with respect to Claims arising (x) as a result of Buyer’s mere discovery, without exacerbation, of an existing environmental or other condition on the Real Property; or (y) solely due to the negligence or intentional misconduct of any of the Indemnified Seller Parties. In connection with the foregoing indemnity, in the event that the Real Property or the Property is damaged, disturbed or altered in any way as a result of such activities, Buyer shall promptly restore the Real Property or the Property, as applicable, to its condition existing prior to the commencement of such activities. Furthermore, as set forth herein, Buyer shall deliver to Seller certificates of insurance issued by reputable insurers authorized to do business in the State where the Real Property is located having a rating of at least “A-VII” by A.M. Best Company evidencing (i) worker’s compensation insurance meeting the legally mandated limits of coverage, and (ii) commercial general liability insurance on an occurrence basis with limits of not less than One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) in the aggregate (it being understood, however, that the availability of such insurance shall not serve to limit or define the scope of Buyer’s indemnity obligations under this Agreement). Additionally, with respect to any of the Buyer Parties performing environmental assessments, Buyer shall have provided environmental legal liability insurance with limits of at least Two Million Dollars ($2,000,000) per claim. The above required commercial general liability insurance shall not have a deductible of more than Twenty-Five Thousand Dollars ($25,000). The commercial general liability insurance shall be primary and non-contributory as to coverage for claims arising out of or resulting from work undertaken by or on behalf of Buyer. The commercial general liability insurance shall contain a waiver of subrogation in favor of Seller, shall be occurrence-based and shall be maintained in full force and effect until closing of the sale of the Property to Buyer or earlier termination of this Agreement. Such insurance shall name Seller, Waterton Residential, L.L.C., and Waterton Associates L.L.C. as additional insured parties and shall be with companies, with deductibles, and otherwise in a form reasonably acceptable to Seller. Buyer shall deliver to Seller prior to commencing any of the activities described in this Section 3.2 evidence reasonably satisfactory to Seller that the insurance required hereunder is in full force and effect.

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Section 3.3            Title. Seller has previously delivered or made available to Buyer for its review, a title commitment (or preliminary title report) covering the Real Property issued by the Title Company (the “Title Commitment”), and the existing plat of survey of the Real Property, if any, in Seller’s possession (the “Existing Survey”). If Buyer so elects, Buyer may order an update of the Existing Survey (the “Updated Survey”) at Buyer’s sole cost and expense. Buyer shall have until 5:00 p.m. Atlanta time on the date that is five (5) business days before the Due Diligence Expiration Date (the “Title Review Deadline”) for examination of the Title Commitment and Existing Survey (or the Updated Survey if obtained by Buyer prior to the Title Review Deadline) and the making of any objections thereto, said objections to be made in writing (the “Objections”) and delivered to Seller on or before the Title Review Deadline. If Buyer shall have obtained an Updated Survey prior to the Title Review Deadline, such Updated Survey shall be the “Survey”, as hereinafter described; otherwise, the Existing Survey shall be the “Survey”, as hereinafter described. Buyer shall be deemed to have accepted all exceptions to the Title Commitment and the form and substance of the Survey, except only for matters expressly objected to in a written notice delivered to Seller on or before the Title Review Deadline. If any objections to the Title Commitment or Survey are properly made on or before the Title Review Deadline, Seller shall have the right, but not the obligation (except with respect to the Mandatory Cure Items, as described below), on or before the date that is five (5) business days after receipt of the Objections (the “Seller Cure Date”), to cure such Objections (by removal or by endorsement or other method reasonably acceptable to Buyer) or to agree in writing to cure the same prior to Closing. If the Objections are not so cured by Seller (or agreed to be cured by Seller), or waived by Buyer, on or before the Seller Cure Date, then Buyer may, at its option, and as its sole and exclusive right and remedy, terminate this Agreement by written notice thereof delivered to Seller on or before the date (the “Election Date”) that is the earlier to occur of the Due Diligence Expiration Date or five (5) days after the Seller Cure Date. If Buyer does not give such notice of termination on or before the Election Date, Buyer shall be deemed to have waived its right to terminate this Agreement pursuant to this Section 3.3 and this Agreement shall continue in full force and effect. In the event of such termination, the Earnest Money shall be returned to Buyer and neither party shall have any further obligations to the other party hereunder, except for the Termination Surviving Obligations. Notwithstanding the foregoing, Seller agrees to pay off at Closing Seller’s mortgage loans encumbering the Property and any and all judgment liens, tax liens and mechanics’ and materialmens’ liens caused by, through, or under Seller, and to cause the mortgage evidencing such loans and all such liens, if any, to be removed from the Title Commitment (the “Mandatory Cure Items”). Notwithstanding anything to the contrary contained herein, at or prior to Closing, Seller shall record a Covenant Regarding Condominium Conversion against the Real Property in the form attached hereto as Exhibit F (the “Covenant”) subject to any reasonable and non-substantive revisions requested by Buyer’s lender and reasonably approved by Seller. Buyer acknowledges and agrees that the Covenant will be an exception on Buyer’s Title Commitment, which Buyer is obligated to accept as a title matter.

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Section 3.4            New Title Matters. At any time prior to Closing, Buyer shall have the right to obtain an updated Title Commitment. If after the effective date of the most-recently updated Title Commitment new adverse matters are revealed by any update of the Title Commitment (collectively, “New Matters”), Buyer shall have the right to submit to Seller additional Objections, provided that such new Objections must be submitted by Buyer on or prior to the date that is the earlier to occur of (a) the Closing Date, or (b) the date that is five (5) days after Buyer’s receipt of such update, as applicable. If Buyer timely notifies Seller in writing of such New Matters, Seller, in Seller’s sole discretion, may, but shall have no obligation to, cure such New Matters on or prior to Closing. Seller shall be deemed to have given notice to Buyer that Seller refuses to cure any such New Matters, which Seller may so do in its sole discretion, unless Seller, within five (5) days after receipt of Objections from Buyer, shall deliver a notice indicating whether Seller will attempt to cure (whether by removal or by endorsement or other method reasonably acceptable to Buyer) or refuses to cure such New Matters. If Seller’s notice indicates that Seller refuses to cure said New Matters (or if Seller is deemed to refuse to cure said New Matters), Buyer may (a) terminate this Agreement within two (2) business days after (i) receipt of such notice from Seller, or (ii) if no such notice is given by Seller, the date that Seller is deemed to have given notice that Seller refuses to cure such New Matters (which shall be deemed to have occurred on the date that is five (5) days after receipt of Buyer’s Objections to the New Matters), and in either event the Earnest Money shall be returned to Buyer, and neither party shall have further rights or obligations pursuant to this Agreement, except for the Termination Surviving Obligations; or (b) if Buyer fails to so terminate, Buyer shall be deemed to have waived such New Matters and shall accept the Real Property and the Property subject thereto, in which event there shall be no reduction in the Purchase Price. If applicable, the Closing shall be extended to provide Seller and Buyer with the full response periods provided in this Section 3.4.

Section 3.5            Approvals Not a Condition to Buyer’s Performance. Subject to Buyer’s right to terminate this Agreement prior to the expiration of the Due Diligence Period in accordance with the terms of Section 3.2(b) hereof, Buyer acknowledges and agrees that its obligation to perform under this Agreement is not contingent upon Buyer’s ability to obtain any (a) governmental or quasi-governmental approval of changes or modifications in use or zoning, (b) modification of any existing land use restriction, or (c) mortgage financing.

Section 3.6            Closing Conditions. The obligation of Buyer to close the transaction which is the subject of this Agreement is subject to the fulfillment as of the Closing Date of each of the following conditions, unless any unfulfilled condition is waived in writing by Buyer:

(i)                 Delivery from Seller to Buyer of a written consent from the Atlanta Development Authority to the assignment and assumption of the Atlanta Development Authority Lease Documents and the Bond from the “Issuer” and the “Trustee” (as such terms are defined in the Atlanta Development Authority Lease Documents) by Buyer pursuant to the terms of this Agreement or other written evidence that no such consent is required for such assignment and assumption (the “ADA Consent”). Buyer shall reasonably cooperate with Seller in its efforts to obtain the ADA Consent;

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(ii)               Delivery from Seller to Buyer of an estoppel executed by the Atlanta Development Authority in the form attached hereto as Schedule 3.6(ii) (the “ADA Estoppel”) or in such other customary and reasonable form executed by the Atlanta Development Authority pursuant to Section 13.14 of the Atlanta Development Authority Lease. Buyer shall reasonably cooperate with Seller in its efforts to obtain the ADA Estoppel;

(iii)             Delivery from Seller to Buyer, if and to the extent required by Buyer’s lender, subordination, non-disturbance and attornment agreements executed by Three Dollar Café, Atlanta’s Best Burgers (5 Guys) and Zen on Ten substantially in the respective, reasonable forms requested by Buyer’s lender and delivered from Buyer to Seller prior to the expiration of the Due Diligence Period; and

(iv)             Delivery from Seller to Buyer of an estoppel certificate executed by each of Three Dollar Café, Atlanta’s Best Burgers (5 Guys) and Zen on Ten substantially in the form attached hereto as Schedule 3.6(iii), provided Buyer delivers the completed forms of estoppel certificates to Seller prior to the expiration of the Due Diligence Period.

If any conditions precedent set forth above are not satisfied as of the date specified for satisfaction, Buyer may either (a) waive satisfaction of such condition(s) and proceed to Closing or (b) terminate this Agreement by delivering written notice to Seller in which event the Earnest Money shall be promptly returned to Buyer and neither party shall have any further obligations to the other party hereunder except for the Termination Surviving Obligations.

Section 4.    CLOSING

Section 4.1            Time and Place. The Closing shall be administered by the Escrow Company through an assignment and money escrow closing (also referred to as a so-called “New York style” closing) on the Closing Date.

Section 4.2            Deliveries. At Closing Seller and Buyer shall execute and deliver the following items:

(a)                Seller shall deliver to the Escrow Company (for delivery to Buyer upon Closing):

(i)                 the Covenant in the form of Exhibit F attached hereto;

(ii)               the Assignment and Transfer of Bond in the form of Exhibit G-1 attached hereto, assigning and transferring to Buyer all of Seller’s right, title and interest in and to the Bond;

(iii)             an Allonge to Bond R-1 in the form of Exhibit G-2 attached hereto;

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(iv)             a bill of sale in the form of Exhibit H attached hereto, conveying to Buyer all of Seller’s right, title and interest in and to the Personal Property;

(v)               a non-foreign transferor certification as required under Section 1445 of the Internal Revenue Code;

(vi)             evidence of Seller’s authority to consummate the transactions described herein, as required by the Title Company;

(vii)           evidence that Seller is a Georgia resident for purposes of O.C.G.A. § 48-7-128 or that Seller is otherwise exempt from the withholding requirements of O.C.G.A. § 48-7-128 or that such requirements are not applicable. Absent any such evidence of exemption or that such requirements are not applicable, Buyer shall withhold as and to the extent required by Georgia law;

(viii)         an affidavit regarding brokers in the form of Exhibit L attached hereto;

(ix)             a lien waiver executed by Broker in the form of Exhibit M attached hereto; and

(x)               an opinion letter, at the sole cost and expense of Seller, as required by the Atlanta Development Authority in connection with the transfer of the Bond contemplated in this Agreement, provided, Buyer shall execute and deliver to Seller a certificate as to factual matters that may be required by Seller’s counsel in connection with such opinion (the “Opinion Certificate”).

(b)               Buyer shall pay or deliver to the Escrow Company (for delivery to Seller upon Closing):

(i)                 the balance of the Purchase Price by wire transfer, as provided in Section 2.2 hereof;

(ii)               evidence of Buyer’s authority to consummate the transactions described herein, as required by the Title Company;

(iii)             an affidavit regarding brokers in the form of Exhibit N attached hereto;

(iv)             a lien waiver executed by Broker in the form of Exhibit O attached hereto; and

(v)               the Opinion Certificate executed by Buyer.

(c)                Seller and Buyer shall jointly deliver to the Escrow Company (for delivery to each other upon Closing):

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(i)                 the Assignment and Assumption of Leases in the form of Exhibit I attached hereto, whereby Seller assigns to Buyer and Buyer assumes all of Seller’s right, title, interests, duties, obligations and liabilities under the Leases;

(ii)               the Assignment and Assumption of Contracts and Additional Property in the form of Exhibit J attached hereto, whereby Seller assigns to Buyer and Buyer assumes all of Seller’s assignable rights, title, interests, duties, obligations and liabilities under and with respect to the Service Contracts and Additional Property;

(iii)             a closing statement describing all prorations and other applicable credits pursuant to this Agreement in form and substance reasonably acceptable to Buyer and Seller;

(iv)             all transfer declarations, affidavits of value or similar documentation required by law;

(v)               notices to each of the tenants of the Real Property in the form of Exhibit K attached hereto;

(vi)             the Assignment and Assumption of Lease Documents and Option Rights in the form of Exhibit P-1 attached hereto, assigning to Buyer all of Seller’s right, title and interest in and to the following documents and agreements executed in connection with the issuance of that certain revenue bond identified as The Atlanta Development Authority Taxable Lease Purchase Revenue Bond (Tivoli Tenside Project) Series 2009 in the principal amount of $70 million (the “Bond”): (1) the Lease Agreement dated as of December 1, 2009, between Seller (as assignee of and successor in interest to Ten Side Holdings, LLC, a Georgia limited liability company (the “Original Bond Purchaser”) and the Atlanta Development Authority, a public body corporate and politic of the State of Georgia (the “Issuer”), and the Memorandum of Lease dated as of December 29, 2009, between Seller (as assignee of and successor-in-interest to the Original Bond Purchaser) and the Issuer, recorded on December 30, 2009, in the Official Records of the Superior Court of Fulton County, Georgia in Deed Book 48667, Page 521, demising the Real Property (collectively, the “Atlanta Development Authority Lease”); and (2) the Memorandum of Agreement Regarding Lease Structure and Valuation of Leasehold Interest (Ten Side Holdings, LLC) dated February 9, 2010, among the Issuer, Seller (as assignee of and successor in interest to the Original Bond Purchaser), and Fulton County Board of Assessors (the “Memorandum”), as such Atlanta Development Authority Lease and the Memorandum have been assigned to Seller pursuant to that certain Assignment and Assumption of Lease Documents and Option Rights dated as of August 24, 2011, between Original Bond Purchaser and Seller, recorded on August 25, 2011, in the Official Records of the Superior Court of Fulton County, Georgia in Deed Book 50326, Page 652 (the Atlanta Development Authority Lease and the Memorandum, as so assigned, collectively, the “Atlanta Development Authority Lease Documents”);

(vii)           the Assignment and Assumption of Bond Documents in the form of Exhibit P-2 attached hereto, assigning to Buyer all of Seller’s right, title and interest in and to the following documents and agreements executed in connection with the issuance of the Bond: (1) the Bond Purchase Agreement, dated as of December 1, 2009, among Issuer, Seller, in its capacity as purchaser thereunder (as assignee of and successor in interest to the Original Bond Purchaser), and Seller, in its capacity as lessee under the Atlanta Development Authority Lease (as assignee of and successor-in-interest to the Original Bond Purchaser), (2) the Guaranty Agreement, dated as of December 1, 2009, between Seller (as assignee of and successor in interest to the Original Bond Purchaser) and The Bank of New York Mellon Trust Company, N.A., as Trustee (“Trustee”), and (3) the Home Office Payment Agreement, dated as of December 1, 2009, among the Issuer, Trustee, and Seller, in its capacity as purchaser thereunder (as assignee of and successor in interest to the Original Bond Purchaser) (collectively, the “Bond Documents”), and pursuant to which Buyer shall assume certain of Seller’s obligations under the Bond Documents (the Assignment and Assumption of Lease Documents and Option Rights, the Assignment and Transfer of Bond, the Allonge to Bond R-1, and the Assignment and Assumption of Bond Documents referenced in subsections 4.2(a)(i) and (ii) hereof, subsection 4.2(c)(vi), and this subsection 4.2(c)(vii) are herein collectively referred to as the “Atlanta Development Authority Lease and Bond Transfer Documents”);

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(viii)         notices to the other party to each Service Contract assumed by Buyer pursuant to this Agreement, in a form reasonably acceptable to Seller and Buyer.

(d)               Seller shall deliver to the Escrow Company:

(i)                 A title or owner’s affidavit as may be reasonably required by the Title Company in connection with the issuance of the title policy to Buyer at Closing;

(ii)               Such other documentation as is reasonably required by the Title Company to remove or satisfy applicable requirements or other Objections which Seller is obligated to cure pursuant to Section 3 above; and

(iii)             Any tax-related documentation as required in the jurisdiction in which the Real Property is located in connection with the transfer of real property and such other tax-related documentation (including, without limitation, a 1099-S Information sheet) as may be reasonably required by the Title Company in connection with its performance of its duties as the “Designated Representative” with respect to the transaction contemplated by this Agreement.

(e)                Simultaneously with the Closing Seller shall deliver to the Buyer at the Real Property: (i) copies of all books, records, warranties, guaranties, certificates of occupancy, plans, specifications, lease files, credit reports and other documents related to the ownership, construction, operation and leasing of the Property, in Seller’s possession, except to the extent that any such items are Excluded Documents; (ii) originals (or copies to the extent originals are unavailable) of the Leases; and (iii) all keys, combinations and other similar items required to properly deliver possession and control of the Property to Buyer.

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Section 5.    PRORATIONS

All items of income and expense applicable to the Real Property or the Property shall be paid, prorated or adjusted as of the close of business on the day prior to the Closing Date in the manner hereinafter set forth:

Section 5.1            Real Estate Taxes and Assessments. Real estate and personal property taxes and assessments due and payable with respect to the Real Property or the Property in the calendar year in which the Closing occurs, together with any costs incurred by Seller in protesting such taxes or the assessments on the Real Property or the Property if such protest shall apply to the calendar year in which the Closing occurs, shall be prorated on a cash basis and not on an accrual basis based on the portion of the calendar year which has elapsed prior to the Closing Date. If the amount of the real estate tax bill for the year in which the Closing occurs has not been determined as of Closing, the proration credit shall be based on the most recent ascertainable taxes and such proration shall be reprorated upon issuance of the final tax bill. There shall be no proration of any real estate taxes or assessments which become due and payable after the calendar year in which the Closing occurs, and Buyer shall be solely responsible for paying all tax bills for the Real Property and the Property which are due and payable after the Closing. Seller shall also give Buyer a credit for any special assessments against the Real Property or the Property which are due and payable prior to Closing, and Buyer shall be responsible for all special assessments due and payable on or after the Closing. If, after the Closing, Buyer or Seller receives (in the form of a refund, credit, or otherwise) any amounts as a result of a real property tax contest, appeal, or protest (a “Protest”), such amounts will be applied as follows: first, to reimburse Buyer or Seller, as applicable, for all costs incurred in connection with the Protest; and second to Seller to the extent that such Protest covers the period prior to the Closing Date and to Buyer to the extent that such Protest covers the period from and after the Closing Date.

Section 5.2            Rent. All rent and other amounts paid by the tenants under the Leases (collectively, “Rent”), for the month of Closing shall be prorated as of the Closing Date based on the respective number of days of ownership of Seller and Buyer for such month; provided, however, that neither Buyer nor Seller shall receive credit at Closing for any Rent that is past due (the “Past Due Rent”). Following the Closing, if Buyer or Seller receives any payment from any tenant for which Past Due Rent is outstanding, such payment shall be distributed in the following order of priority: (a) first, to Buyer for Rent then due and payable by such tenant under its Lease which accrues on or after the Closing Date, (b) next, on a prorated basis to Buyer and Seller for Rent due and payable by such tenant under its Lease which accrues in the month in which the Closing Date occurs, and (c) then, after payment in full of all such amounts then due and payable to Buyer from such tenant, to Seller to the extent of all Past Due Rent owed by such tenant, together with interest and late charges, if applicable. If any Past Due Rent is not paid to Seller within sixty (60) days after Closing, Seller shall have the right during the initial six (6) month period immediately following the Closing Date, to attempt to effect collection by litigation or otherwise so long as Seller does not take any action to terminate the tenant's lease or right to possession. Buyer shall cooperate with Seller in its efforts to collect Past Due Rent but shall not be required to incur any cost with respect to such cooperation or take any action against any tenant to terminate the tenant's lease or right to possession.

Section 5.3            Security Deposits. Buyer shall receive a credit at Closing for all refundable security deposits and other refundable deposits (if any) paid to Seller under the Leases to the extent that such deposits have not been applied by Seller to cure tenants’ defaults. Seller shall retain, and Buyer shall not receive any credit for, any non-refundable tenant fees, including, without limitation, payments made under the Sure Deposit or Lease Protect programs, cleaning fees, redecorating fees and pet fees.

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Section 5.4            Utilities. Utility meters for utility services payable by Seller and not directly metered to tenants shall be read on or immediately prior to the Closing Date, if possible, and the amounts due as disclosed by such readings shall be paid by Seller or credited to Buyer. Otherwise all utility charges and billings shall be prorated using the prior month’s bill as of the Closing Date and shall be reprorated upon receipt of actual bills for the period in question. Seller shall retain, and Buyer shall not receive any credit for, any utility deposits or deposits with governmental or quasi-governmental authorities.

Section 5.5            Expenses. Except as otherwise expressly provided in this Agreement (concerning taxes, assessments and utility charges), operating expenses of Seller or Property Manager for the Real Property and the Property shall be payable by Seller and Buyer on an accrual basis in accordance with the parties’ respective periods of ownership so that Seller pays all expenses accruing prior to the Closing Date and Buyer pays all expenses accruing on or after the Closing Date.

Section 5.6            Lump Sum Payments from Vendors. Under no circumstances shall Buyer be entitled to receive any portion of any lump sum, inducement or similar payments made to Seller (or Seller’s predecessor owners) by cable or other utility companies or other vendors in exchange for the right of those companies or vendors to install equipment or provide services or other benefits to the Real Property or the Property or its tenants.

Section 5.7            Leasing Costs. Any costs and leasing commissions due under leases entered into prior to the Effective Date and due prior to the Closing Date shall be paid by Seller prior to Closing.

Section 5.8            Atlanta Development Authority Lease Documents – Rent. All rent and other amounts paid or payable by Seller, as tenant, under the Atlanta Development Authority Lease Documents, for the month of Closing shall be prorated as of the Closing Date based on the respective number of days of ownership of Seller and Buyer for such month.

Section 5.9            Miscellaneous. In the event any prorations or computations made under this Section 5 are based on estimates or prove to be incorrect, then either party shall be entitled to an adjustment to correct the same, provided that it makes written demand on the party from whom it is entitled to such adjustment within ninety (90) days after the end of the calendar year in which the Closing occurs (except with respect to Taxes, which adjustment must occur, if at all, within ninety (90) days after the actual Taxes are determined). For purposes of calculating the prorations provided for in this Agreement, Buyer shall be deemed to be the owner of the Property on the Closing Date.

Section 6.    SELLER’S REPRESENTATIONS AND WARRANTIES

Section 6.1            List of Representations and Warranties. Seller hereby represents and warrants to Buyer as follows:

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(a)                Authority; Organization; Employees. Seller has the legal power, right and authority to enter into this Agreement and to consummate the transactions contemplated hereby. Seller is a duly organized and validly existing limited liability company, is in good standing in Delaware and is authorized to transact business in the State of Georgia. There are no employees of the Real Property or Seller who will become employees of Buyer or for which Buyer shall become responsible as an employer in any way. There are no collective bargaining agreements, other union contracts of any nature, pension plans or other benefit plans of any nature in existence to which Seller is a party and which affect the Real Property or the Property or the operation thereof.

(b)               Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated conflict with or result in the material breach of any terms, conditions or provisions of or constitute a default under, any bond, note, or other evidence of indebtedness or any agreement to which Seller is a party. Except as set forth in this Agreement, no order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency or public authority is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement by Seller or the taking by Seller of any action contemplated by this Agreement.

(c)                Residential Leases; Rent Roll. To Seller’s knowledge (1) the rent roll attached hereto as Exhibit B-1 is true, correct and complete in all material respects, (2) the Residential Leases to which Buyer was given access to at the Real Property were true, correct and complete copies thereof, (3) Seller is not in default of any of its obligations as “Landlord” under any of the Residential Leases, and (4) the receivables report Seller provided to Buyer is the form of report Seller relies on in considering tenant delinquencies at the Real Property. There are no locator fees, leasing or brokerage commissions due and payable with respect to any of the Residential Leases for tenants under Residential Leases in occupancy prior to Closing Date which Seller has not paid (or will not have paid) prior to the Closing Date. All such fees associated with tenants commencing occupancy pursuant to a Residential Lease post-closing will be the obligation of Buyer.

(d)               Retail Leases; Rent Roll. To Seller’s knowledge (1) the rent roll attached hereto as Exhibit B-2 is true, correct and complete in all material respects, (2) the Retail Leases to which Buyer was given access to at the Real Property were true, correct and complete copies thereof together with all amendments and other modifications thereto, and are in full force and effect, (3) except as otherwise disclosed to Buyer in connection with Three Dollar Café, Seller is not in default of any of its obligations as “Landlord” under any of the Retail Leases, (4) Seller has completed all work to be performed by landlord under any Retail Lease, and no tenant under any Retail Lease is entitled to any tenant improvement allowance, (5) there are no subleases or assignments of the Retail Leases other than those delivered or made available to Buyer pursuant to this Agreement, (6) except as otherwise disclosed to Buyer in connection with Three Dollar Café, Seller has not received written notice from any tenant under any of the Retail Leases exercising any termination right, termination option or other contraction right under such tenant’s Retail Lease, or contesting any amounts currently due and payable under such tenant’s Retail Lease which has not been resolved prior to the date hereof, and (7) the receivables report Seller provided to Buyer is the form of report Seller relies on in considering tenant delinquencies at the Real Property. There are no outstanding commissions due and payable to any third party broker with respect to the Retail Leases for which Buyer shall have any responsibility on or after the Closing Date.

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(e)                Service Contracts. To Seller’s knowledge, attached hereto as Exhibit D is a complete and accurate list of the Service Contracts and equipment leases which apply to the operation of the Real Property and will be binding on Buyer after the Closing. To Seller’s knowledge, all of the copies of the Service Contracts delivered by Seller to Buyer are true, correct and complete copies thereof, and Seller has not received any written notice from any third party of any defaults under any of the Service Contracts, nor is Seller aware of any defaults by any such third party.

(f)                Violations of Laws. To Seller’s knowledge, except as set forth on Schedule 6.1(e) attached hereto, Seller has not received any written notice that the Real Property is currently in violation of any applicable zoning, building, fire or other safety laws or regulations (specifically excluding any environmental matters, none of which are not intended to be covered by this Agreement).

(g)               Litigation. To Seller’s knowledge, except as set forth on Schedule 6.1(f) attached hereto, no litigation has been served upon Seller, or threatened in writing, with respect to Seller or the Real Property or the Property that remains outstanding and which would adversely affect Seller’s ability to convey the Real Property or the Property, or Buyer’s ability to operate the Real Property or the Property after Closing.

(h)               Eminent Domain. Seller has not received any written notice of any pending eminent domain, condemnation proceedings, or other governmental taking of the Real Property or any part thereof and, to Seller’s knowledge, no such proceedings have been threatened.

(i)                 No Options/Rights of First Refusal. Seller has granted no options, rights of first refusal or any other right to acquire any interest in the Real Property or the Property to any party, other than granting occupancy rights to tenants pursuant to the Leases.

(j)                 Atlanta Development Authority Lease Documents. To Seller’s knowledge, Seller has delivered or made available to Buyer copies of all of the Atlanta Development Authority Lease Documents and the Bond Documents in Seller’s possession and, to Seller’s knowledge, Seller is not aware of any Atlanta Development Authority Lease Documents or Bond Documents that Seller did not deliver or make available to Buyer.

Section 6.2            Survival. The representations and warranties of Seller set forth in this Agreement shall be deemed remade as of Closing, provided that Seller may give Buyer on or before the Closing Date one or more notices of any modifications (each a “Statement of Modifications”) to such representations and warranties which arise after the date hereof, and said representations and warranties as so remade and modified shall survive Closing for a period of six (6) months after the Closing Date (the “Survival Period”), after which all of the representations and warranties of Seller shall become void and of no further force or effect, except for Seller’s representations and warranties concerning its authority in Section 6.1(a), which shall survive Closing without limitation on duration. In the event Buyer is either (i) notified by Seller prior to Closing, or (ii) otherwise obtains knowledge prior to Closing that any representation or warranty of Seller in this Agreement is materially untrue or incorrect in any material respect (including in a Statement of Modifications), and in either event Seller does not (y) agree to either cure the untrue or incorrect representation or warranty prior to Closing, or (z) give Buyer a credit at Closing for the lesser of the cost to cure such untrue or incorrect representation or warranty, or the actual out of pocket damages suffered by Buyer due to such untrue or incorrect representation or warranty, Buyer shall have the right, as its sole and exclusive remedy, to either (a) terminate this Agreement, in which event the Earnest Money shall be promptly returned to Buyer and neither party shall have any further obligations to the other party hereunder except for the Termination Surviving Obligations, or (b) to close and take title to the Real Property and the Property notwithstanding that such representation or warranty is untrue or incorrect, and Buyer shall be deemed to have waived any rights or remedies against Seller because of such untrue or incorrect representation or warranty. The provisions of this Section 6.2 shall survive the Closing.

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Section 6.3            Definition of Knowledge. As used in this Section 6 or other provisions of this Agreement, the term “to Seller’s knowledge” or “best of Seller’s knowledge” or any other reference to the knowledge of Seller (a) shall mean and apply to the actual knowledge of Lela Cirjakovic, the Executive Vice President of Operations (the “Knowledge Individual”) and not to any other persons or entities, (b) shall mean the actual (and not implied or constructive) knowledge of such individual, without any duty on such individual to conduct any investigation or inquiry of any kind, other than such investigation or inquiry that would otherwise be regularly made in connection with the performance of his or her respective duties in his or her above-referenced capacities, and (c) shall not apply to or be construed to apply to information or material which may be in the possession of Seller generally or incidentally, but which is not actually known to the Knowledge Individual. Similarly, any reference to any written notice, claim, litigation, filing or other correspondence or transmittal to Seller set forth herein shall be limited to refer to only those actually received by or known to the Knowledge Individual in the limited manner provided in clauses (a) - (c) above. Under no circumstances shall the Knowledge Individual have any personal obligations or liabilities under this Agreement or otherwise. The provisions of this Section 6.3 shall survive the Closing.

Section 6.4            Limitations Concerning Buyer’s Knowledge. Notwithstanding anything contained in this Agreement to the contrary, all of the representations, warranties and certifications(collectively, the “Representations”) which are made by Seller and set forth herein or in any of the documents or instruments required to be delivered by Seller hereunder, shall be subject to the following conditions and limitations: (a) there shall be no liability on the part of Seller for any breach of a Representation arising from any matter or circumstance of which Buyer had actual knowledge at Closing (including matters and circumstances described in any Statement of Modifications); (b) in the event that prior to the time of Closing, during the course of Buyer’s inspections, studies, tests and investigations conducted pursuant to Section 3.2 hereof, or through other sources (including any Statement of Modifications), Buyer gains actual knowledge of a fact or circumstance which, by its nature, indicates that a Representation was or has become materially untrue or incorrect in any material respect, and such fact or circumstance was not intentionally withheld from Buyer by Seller with the intent to defraud Buyer and in either event Seller does not either (y) agree to cure the untrue or incorrect representation or warranty prior to Closing, or (z) give Buyer a credit at Closing for the lesser of the cost to cure such untrue or incorrect representation or warranty, or the actual out of pocket damages suffered by Buyer due to such untrue or incorrect representation or warranty, then Buyer shall not have the right to bring any lawsuit or other legal action against Seller, nor pursue any other remedies against Seller, as a result of the breach of the Representation caused thereby, but Buyer’s sole and exclusive right and remedy shall be to terminate this Agreement, in which event the Earnest Money shall be returned to Buyer and neither party shall have any further obligations to the other party hereunder, except for the Termination Surviving Obligations. Without limiting Section 15.6 or any other provision hereof, the parties hereto expressly acknowledge and agree that none of Seller’s representations, warranties or covenants herein may be relied on by the Title Company or Escrow Company, whether by subrogation or otherwise. The provisions of this Section 6.4 shall survive the Closing.

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Section 6.5            Other Limitations. Notwithstanding anything to the contrary set forth in this Agreement or in any other agreement or document delivered in connection herewith, Seller shall have no liability whatsoever to Buyer for a breach of any representation, warranty, covenant agreement or other requirement or provision hereof or thereof unless (i) the valid claims for all such breaches collectively aggregate to more than Fifty Thousand Dollars ($50,000), in which event the full amount of such valid claims shall be actionable up to, but not in excess of, Nine Hundred Fifty-Five Thousand One Hundred Twenty-Eight Dollars ($955,128) (the “Cap”) in the aggregate for all liability, and (ii) written notice containing a description of the specific nature of such breach shall have been given by Buyer to Seller prior to the end of the Survival Period and an action shall have been commenced by Buyer against Seller within nine (9) months after the Closing Date. In no event shall Seller be liable for any incidental, consequential or punitive damages, or for any damages in excess of the Cap, except as otherwise expressly provided in this Agreement. The provisions of this Section 6.5 shall survive the Closing.

Section 7.    AS-IS AND RELEASE

Section 7.1            AS-IS. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF SELLER EXPRESSLY SET FORTH IN THIS AGREEMENT AND IN THE DOCUMENTS DELIVERED BY SELLER AT CLOSING, BUYER WARRANTS AND ACKNOWLEDGES TO AND AGREES WITH SELLER THAT BUYER IS PURCHASING THE PROPERTY IN ITS "AS-IS, WHERE IS" CONDITION "WITH ALL FAULTS" AS OF THE CLOSING DATE AND SPECIFICALLY AND EXPRESSLY WITHOUT ANY WARRANTIES, REPRESENTATIONS OR GUARANTEES, EITHER EXPRESS OR IMPLIED, AS TO ITS CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY, OR ANY OTHER WARRANTY OF ANY KIND, NATURE, OR TYPE WHATSOEVER FROM OR ON BEHALF OF SELLER. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF SELLER EXPRESSLY SET FORTH IN THIS AGREEMENT AND IN THE DOCUMENTS DELIVERED BY SELLER AT CLOSING, SELLER SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST OR PRESENT, EXPRESS OR IMPLIED, CONCERNING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE REAL PROPERTY OR THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE REAL PROPERTY OR THE PROPERTY, (C) THE SUITABILITY OF THE REAL PROPERTY OR THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON, INCLUDING THE POSSIBILITIES FOR FUTURE DEVELOPMENT OF THE REAL PROPERTY OR THE PROPERTY, (D) THE COMPLIANCE OF OR BY THE REAL PROPERTY OR THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY,(E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE REAL PROPERTY OR THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE REAL PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE REAL PROPERTY, (H) THE PRESENCE OR ABSENCE OF HAZARDOUS MATERIALS AT, ON, UNDER, OR ADJACENT TO THE REAL PROPERTY OR ANY OTHER ENVIRONMENTAL MATTER OR CONDITION OF THE REAL PROPERTY, (I) THE LEASES OR OTHER AGREEMENTS AFFECTING THE REAL PROPERTY OR THE PROPERTY, OR (J) ANY OTHER MATTER WITH RESPECT TO THE REAL PROPERTY OR THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, VALUE, TITLE, INCOME, FEASIBILITY, COST, MARKETING, AND INVESTMENT RETURNS. BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED IN THIS AGREEMENT AND IN THE DOCUMENTS DELIVERED BY SELLER AT CLOSING, ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER WITH RESPECT TO THE REAL PROPERTY OR THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. SELLER SHALL NOT BE LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE REAL PROPERTY OR THE PROPERTY, OR ANY OTHER DOCUMENTS RELATED THERETO, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT BUYER IS A SOPHISTICATED AND EXPERIENCED BUYER OF PROPERTIES SUCH AS THE REAL PROPERTY OR THE PROPERTY, AND HAS BEEN DULY REPRESENTED BY COUNSEL IN CONNECTION WITH THE NEGOTIATION OF THIS AGREEMENT. SELLER HAS MADE NO AGREEMENT TO ALTER, REPAIR OR IMPROVE ANY OF THE REAL PROPERTY.

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Section 7.2            Release of Seller. Buyer acknowledges that it will have the opportunity to inspect the Real Property and the Property during the Due Diligence Period, and during such period, observe its physical characteristics and existing conditions and the opportunity to conduct such investigation and study on and of the Real Property and adjacent areas as Buyer deems necessary, and, except as otherwise expressly provided in the provisions of this Agreement, Buyer hereby FOREVER RELEASES AND DISCHARGES Seller from all duties, obligations, responsibility and liability pertaining to the Real Property or the Property in any way, including its condition, valuation, salability, financability or utility of the Real Property or the Property, or its suitability for any purpose whatsoever (including, but not limited to, with respect to the presence in the soil, air, structures and surface and subsurface waters, of Hazardous Materials or other materials or substances that have been or may in the future be determined to be toxic, hazardous, undesirable or subject to regulation and that may need to be specially treated, handled and/or removed from the Real Property under current or future federal, state and local laws, regulations or guidelines, and any structural and geologic conditions, subsurface soil and water conditions and solid and hazardous waste and Hazardous Materials on, under, adjacent to or otherwise affecting the Property), including without limitation liabilities under any Environmental Laws. By Closing this transaction, Buyer will be deemed to have WAIVED any and all objections and complaints (including, but not limited to, federal, state and local statutory and common law based actions, and any private right of action under any federal, state or local laws, regulations or guidelines to which the Property is or may be subject, including, but not limited to, CERCLA) concerning any physical characteristics and any existing conditions of the Real Property or the Property, whether arising before or after the date of this Agreement, including, without limitation, any obligations relating to the physical, environmental or legal compliance status of the Real Property or the Property, or the lessor's obligations under the Leases. Buyer further hereby assumes the risk of changes in applicable laws and regulations relating to past, present and future environmental conditions on the Real Property and the risk that adverse physical characteristics and conditions, including, without limitation, the presence of Hazardous Materials or other contaminants, may not have been revealed by its investigation. Buyer, for Buyer and Buyer's successors and assigns, hereby waives any right it may have to commence a judicial proceeding or arbitration naming Seller or any other Seller Parties as a defendant alleging Seller is a “Developer” of the Real Property or the Property.

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Section 7.3            Definitions. For purposes, of this Agreement, the term “Environmental Laws” includes without limitation the Resource Conservation and Recovery Act and the Comprehensive Environmental Response Compensation and Liability Act ("CERCLA") and other federal laws governing Hazardous Materials as in effect on the date of this Agreement, together with their implementing regulations and guidelines as of the date of this Agreement, and all state and local laws, regulations and ordinances that regulate Hazardous Materials in effect as of the date of this Agreement. “Hazardous Materials” means any substance which is (i) designated, defined, classified or regulated as a hazardous substance, hazardous material, hazardous waste, pollutant or contaminant under any applicable law, as currently in effect as of the date of this Agreement (ii) petroleum hydrocarbon, including crude oil or any fraction thereof and all petroleum products, (iii) PCBs, (iv) lead, (v) radon, (vi) asbestos, (vii) flammable explosives, (viii) mold or other bacteria or infectious materials, or (ix) radioactive materials.

Section 7.4            Survival. The provisions of this Section 7 shall expressly survive the Closing, not merge with the provisions of any closing documents and shall be deemed incorporated into the Atlanta Development Authority Lease and Bond Transfer Documents. Buyer acknowledges and agrees that the releases, waivers and disclaimers and other agreements set forth herein are an integral part of this Agreement and that Seller would not have agreed to sell the Property to Buyer for the Purchase Price without the releases, waivers and disclaimers and other agreements set forth above.

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Section 8.    REPRESENTATIONS AND WARRANTIES

Buyer hereby represents and warrants to Seller as follows:

(a)                Authority. Buyer has the legal power, right and authority to enter into this Agreement and to consummate the transactions contemplated hereby. Buyer is a duly organized and validly existing limited liability company and is in good standing in its state of organization.

(b)               Conflicts. Neither the execution and delivery of this Agreement nor the consummation of the transactions herein contemplated conflict with or result in the material breach of any terms, conditions or provisions of or constitute a default under, any bond, note, or other evidence of indebtedness or any agreement to which Buyer is a party.

(c)                Litigation. There is no action, suit or proceeding pending or, to Buyer’s knowledge, threatened against Buyer in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the ability of Buyer to carry out the transactions contemplated by this Agreement.

(d)               No Bankruptcy. Buyer has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Buyer’s creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Buyer’s assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Buyer’s assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

(e)                Patriot Act Compliance. Neither Buyer nor, to Buyer’s actual knowledge, any person, group, entity or nation that Buyer is acting, directly or indirectly, for or on behalf of, is named by any Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or is otherwise a banned or blocked person, group, entity, or nation pursuant to any law that is enforced or administered by the Office of Foreign Assets Control, and, to Buyer’s knowledge, Buyer is not engaging in this transaction, directly or indirectly, on behalf of, or instigating or facilitating this transaction, directly or indirectly, on behalf of, any such person, group, entity or nation. To Buyer’s knowledge, Buyer is not engaging in this transaction, directly or indirectly, in violation of any laws relating to drug trafficking, money laundering or predicate crimes to money laundering. To Buyer’s knowledge, none of the funds of Buyer have been or will be derived from any unlawful activity with the result that the investment of direct or indirect equity owners in Buyer is prohibited by law or that the transaction or this Agreement is or will be in violation of law. Buyer has and will continue to implement procedures, and has consistently and will continue to consistently apply those procedures, to ensure the foregoing representations and warranties remain true and correct at all times prior to Closing.

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(f)                ERISA. Buyer is not (and, throughout the period transactions are occurring pursuant to this Agreement, will not be) and is not acting on behalf of (and, throughout the period transactions are occurring pursuant to this Agreement, will not be acting on behalf of) an “employee benefit plan” as defined in Section 3(3) of ERISA, that is subject to Title I of ERISA, a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity deemed to hold the plan assets of any of the foregoing pursuant to 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA.  Buyer is either not, and is not using the assets of, a “governmental plan” as defined in Section 3(32) of ERISA or, if Buyer is, or is using the assets of, a governmental plan, the transactions contemplated by this Agreement are not in violation of any laws applicable to Buyer, regulating investments of, or fiduciary obligations with respect to, governmental plans.

The representations and warranties of Buyer set forth in this Agreement shall be deemed remade as of Closing, and said representations and warranties as so remade shall survive the Closing without limitation on duration.

Section 9. CLOSING COSTS

Seller shall pay the following expenses incurred in connection with the transactions described herein: (a) one-half of all closing fees charged by the Title Company (including escrow and New York Style closing charges); (b) Seller’s legal fees and expenses; (c) any transfer taxes which may be assessed as a result of the transfer contemplated by this Agreement; and (d) any costs, expenses, fees, or other charges payable to Issuer or Trustee or in obtaining any required signature guarantee with respect to the Atlanta Development Authority Lease and Bond Transfer Documents and the assignments and transfers set forth therein; provided, however, in no event shall Seller be responsible for Buyer’s attorneys’ fees incurred in connection with the negotiation and transfer of the Atlanta Development Authority Lease and Bond Transfer Documents. Buyer shall pay the following expenses incurred in connection with the transaction described herein: (a) the costs to obtain (I) an ALTA leasehold title insurance policy, (II) extended coverage for the title policy, and (III) any title endorsements; (b) one-half of all closing fees charged by the Title Company; (c) the cost of the Updated Survey; (d) the fee for the recording of those Atlanta Development Authority Lease and Bond Transfer Documents to be recorded, as applicable; (e) any taxes, fees or charges in connection with any financing obtained by Buyer, the recordation of any documents in connection therewith, and any title charges with respect to the loan policy or any endorsements thereto; and (f) Buyer’s legal fees and expenses.

Section 10. BROKERAGE COMMISSIONS

Seller shall be solely responsible for the payment of the commission to Broker (subject to and in accordance with a separate listing agreement between Seller and Broker). Seller and Buyer each warrant and represent to the other that, other than Broker, neither has had any dealings with any broker, agent or finder relating to the sale of the Property or the other transactions contemplated hereby, and each agrees to indemnify, defend and hold the other harmless from and against any claim for brokerage commissions, compensation or fees by any broker, agent or finder in connection the sale of the Property or the other transactions contemplated hereby resulting from the acts of the indemnifying party. This provision shall survive a Closing or a termination of this Agreement.

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Section 11. NOTICE

All notices, demands and communications (a “Notice”) under this Agreement shall be delivered or sent by: (a) hand delivery, (b) first class, registered or certified mail, postage prepaid, return receipt requested (c) facsimile transmission; or (d) nationally recognized overnight carrier; or (e) by e-mailing a .pdf or .tif file (provided that such e-mail shall be immediately followed by delivery of such notice pursuant to clause (a), (b) or (d) above), delivered to the address, fax number or e-mail address of the intended recipient set forth below or to such other address or fax number as either party may designate by notice pursuant to this Section:

Notices to Seller:	c/o Waterton Associates
30 South Wacker, Suite 3600
Chicago, IL 60606
Attn: Erin Ankin, Esq.
Fax: (312) 476-2060
Email: erin.ankin@waterton.com

With a copy to:	Greenberg Traurig, LLC
77 West Wacker Drive, Suite 3100
Chicago, IL 60601
Attn: Meredith Katz, Esq.
Fax: (312) 456-1019
Email: katzmer@gtlaw.com

Notices to Buyer:	Carroll Acquisitions
c/o Carroll Organization
3340 Peachtree Road, NE
Suite 250
Atlanta, Georgia 30326
Attn: Josh Champion
Email: josh.champion@carrollorg.com

With a copy to:	Morris, Manning & Martin, LLP
3343 Peachtree Road, NE
1600 Atlanta Financial Center
Atlanta, Georgia 30326
Attn: Corey B. May
Fax: (404) 365-9532
Email: cmay@mmmlaw.com

Notices shall be deemed given: (i) on the date delivered, if sent by hand delivery; (ii) on the date of transmission if sent by facsimile or electronic mail (and in respect of a facsimile only, confirmation of completed transmission is received) prior to 5:00 P.M. Atlanta time (and if sent later than such time, then the next business day); (iii) one business day after delivery to the overnight carrier, if sent by nationally recognized overnight carrier or (iv) upon receipt (or refusal of delivery), if sent by first class, registered or certified mail, postage prepaid, return receipt requested. Notices may be sent by counsel for a party and such shall be deemed notice by the party so represented. Notices shall be deemed served as set forth above, even if such notices are rejected by the intended recipient.

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Section 12. CASUALTY AND CONDEMNATION

Section 12.1        Casualty. If the Real Property or the Property or any part thereof is damaged by fire or other casualty prior to the Closing Date which would cost in excess of $2,000,000 to repair (as determined by an insurance adjuster mutually selected by Buyer and Seller), Buyer may, as its sole and exclusive right and remedy, terminate this Agreement by written notice to Seller given on or before the earlier of (a) fifteen (15) days following such casualty or (b) the Closing Date. In the event of such termination, the Earnest Money shall be returned to Buyer and neither party shall have any further obligation under this Agreement, except for the Termination Surviving Obligations. If Buyer is not entitled to or does not timely elect to so terminate this Agreement, then the Closing shall take place as herein provided without abatement of the Purchase Price, and Seller shall assign and transfer to Buyer on the Closing Date, without warranty or recourse, all of Seller’s right, title and interest in and to all insurance proceeds paid or payable to Seller on account of such fire or casualty (including, without limitation, rent loss proceeds applicable to the period on and after the Closing Date), less Seller’s reasonable costs of collection thereof and of amounts used for reasonable repair. Notwithstanding the foregoing to the contrary, if proceeds have not been disbursed to Seller by Seller’s insurance company, and Seller’s insurance company refuses to transfer or assign to Buyer the right to the balance of any such insurance proceeds at or prior to Closing, then, regardless of whether the casualty is deemed material pursuant to this Section 12.1, Buyer shall have the right to terminate this Agreement and receive a return of the Earnest Money, unless, in lieu of such transfer by Seller’s insurance company, Seller agrees to provide Buyer with a credit at Closing equal to the amount the Buyer is otherwise entitled pursuant to this Section 12.1 as a result of such casualty.

Section 12.2        Condemnation. If any material portion of the Real Property or the Property is taken in eminent domain proceedings prior to Closing, Buyer may, as its sole and exclusive right and remedy, terminate this Agreement by notice to Seller given on or before the earlier of (a) fifteen (15) days after such taking or (b) the Closing Date, and, in the event of such termination the Earnest Money (including the Non- Refundable Earnest Money) shall be returned to Buyer and neither party shall have any further obligation under this Agreement, except for the Termination Surviving Obligations. If Buyer is not entitled to or does not timely elect to so terminate, the Closing shall take place as herein provided without abatement of the Purchase Price, and Seller shall assign and transfer to Buyer on the Closing Date, without warranty or recourse, all of Seller’s right, title and interest in and to all condemnation awards paid or payable to Seller on account of such eminent domain proceedings (less Seller’s reasonable costs of collection thereof and of amounts used for reasonable repair). For purposes of this Section 12.2, a “material portion” of the Real Property or the Property shall be deemed taken if the cost of repair or restoration of the damage to the Improvements on account of such condemnation shall exceed an amount equal to $2,000,000 or if the condemnation would materially impede access to the Real Property or reduce available parking below that which is required by laws or any agreement applicable to the Real Property, or otherwise cause the Real Property to no longer be compliant with applicable zoning and use regulations.

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Section 13. OPERATIONS PRIOR TO CLOSING OR TERMINATION

Seller covenants and agrees with Buyer that after the date hereof until the Closing or termination of this Agreement, Seller shall conduct its business involving the Property as follows:

(a)                Seller shall refrain from transferring title to any of the Property (other than use of regular business inventory or transfer of Personal Property no longer used in the operation of the Real Property, all in the ordinary course of business) or creating on the Property any mortgages which will survive Closing.

(b)               Seller shall refrain from entering into or amending any contracts or other agreements (excluding leases, which Seller may continue to do in accordance with Section 13(c) below) pertaining to the Property, other than contracts or other agreements entered into in the ordinary course of business and which are cancelable by the owner of the Property without penalty within thirty (30) days after giving notice thereof.

(c)                Seller shall continue to lease the Property in the ordinary course of business, consistent with its past leasing practices, the same as if this Agreement had not been entered into by the parties; provided, however, that, notwithstanding Seller’s past practices or anything else in this Agreement to the contrary, in no event shall Seller enter into any Residential Lease or amend or otherwise modify any existing Residential Lease without Buyer’s prior written consent (i) to provide for a term of less than six (6) months or more than fifteen (15) months or (ii) which is not in accordance with the guidelines recommended by Seller’s revenue management software; and after the Due Diligence Expiration Date, Seller shall not enter into any new Retail Lease or amend or otherwise modify any existing Retail Lease without first obtaining Buyer’s prior written approval of same, which approval Buyer may withhold in its sole discretion. Prior to the Due Diligence Expiration Date, Seller shall keep Buyer informed with respect to any new Retail Lease, or amendment or modification to any existing Retail Lease, provided Buyer shall have no approval rights.

(d)               Seller shall refrain from offering the Property for sale or marketing the same.

(e)                Seller shall terminate any terminable Service Contract promptly after receiving written notice from Buyer during the Due Diligence Period requesting such termination; provided, however, that Buyer acknowledges and agrees that: (i) all costs and expenses associated with any such termination shall be paid by Buyer; (ii) any such termination may be conditioned on the completion of the Closing; and (iii) any such termination shall be effective only after expiration of any notice or grace period specified in the provisions of the applicable Service Contract (which may not occur until after the Closing). Any and all Service Contracts not fully and effectively terminated as of Closing shall be assumed by Buyer at Closing as contemplated under Section 4.2(c)(ii) above.

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(f)                Seller agrees to keep all vacant apartment units at the Real Property in so-called “rent ready” condition in accordance with Seller’s customary procedures pertaining to same; provided, however, that Seller shall have no such obligation with respect to any units that become vacant on or after the date that is five (5) days before the Closing. To the extent that any apartment unit at the Real Property (a) becomes vacant at any time prior to the date that is five (5) days before the Closing Date, and remains vacant at Closing, and (b) Seller has not made such unit rent ready in accordance with Seller’s customary procedures pertaining to same, then, at the time of Closing, Seller shall give to Buyer a credit of $500 for each such unit that is not rent ready, as the sole compensation to Buyer for the same.

(g)               If and to the extent required by Buyer’s lender, Seller shall use commercially reasonable efforts to obtain and deliver to Buyer at or prior to Closing a subordination, non-disturbance and attornment agreement executed by each tenant under the Retail Leases provided Buyer delivers such completed subordination, non-disturbance and attornment agreements in the reasonable form as required by Buyer’s lender to Seller prior to the expiration of the Due Diligence Period.

(h)               Provided Buyer promptly delivers to Seller completed forms of estoppel certificates in the form attached hereto as Schedule 3.6(iii) prior to the expiration of the Due Diligence Period, Seller shall use commercially reasonable efforts to obtain and deliver to Buyer at or prior to Closing an estoppel certificate from each tenant under the Retail Leases in the form as previously described.

Section 14. DEFAULTS AND REMEDIES

Section 14.1        Seller Defaults. In the event that Seller, on or prior to the Closing Date, shall default in the performance of its obligations hereunder, Buyer, as its sole and exclusive remedy, may either (a) seek specific performance of Seller’s obligations hereunder, (b) terminate this Agreement and receive a refund of the Earnest Money, along with reimbursement by Seller of up to One Hundred Thousand Dollars ($100,000) of Buyer's reasonable out-of pocket costs and expenses actually incurred in connection with the transaction contemplated by this Agreement, including, without limitation, legal fees and expenses, loan fees, rate-lock fees, deposits, third party inspection costs and travel expenses, whereupon neither party shall have any further obligation to the other party hereunder except for the Termination Surviving Obligations. Notwithstanding the foregoing to the contrary, if Buyer elects to pursue the equitable remedy of specific performance, and, due to the wrongful or intentional act of Seller, the equitable remedy of specific performance is not available; Buyer may seek any other right or remedy available at law or in equity except as otherwise limited by this Agreement. Further, notwithstanding anything to the contrary in this Agreement, Seller shall not be liable to Buyer for any damages, including, without limitation, any direct, punitive, speculative or consequential damages. The provisions of this Section shall not limit Buyer's or Seller's right to pursue and recover on a claim with respect to any of the Termination Surviving Obligations.

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Section 14.2        Buyer Defaults. In the event that Buyer, on or prior to the Closing Date, shall default in the performance of its obligations under this Agreement, it will be impractical and extremely difficult to estimate the damages that Seller may suffer. Therefore, the parties have agreed that a reasonable estimate of the total net detriment that Seller would suffer in such event is the amount of the Earnest Money and Seller, as its sole and exclusive remedy, may terminate this Agreement by notifying Buyer thereof and receive and retain the Earnest Money as liquidated damages, provided that this provision shall not limit Seller’s or Buyer’s rights to pursue and recover on a claim with respect to any of the Termination Surviving Obligations. Such liquidated damages are not intended as a forfeiture or penalty within the meaning of applicable law. Buyer shall not be liable to Seller for any other damages, including, without limitation, direct, punitive, speculative or consequential damages. In the event Seller is entitled to the Earnest Money as liquidated damages, and to the extent Seller has not already received the Earnest Money, the Earnest Money shall, subject to the terms of the Escrow Agreement, be immediately paid to Seller by the Escrow Company upon receipt of written notice from Seller that Buyer has defaulted under this Agreement, and Buyer agrees to take all such actions and execute and deliver all such documents necessary or appropriate to effect such payment.

Section 14.3        Attorneys’ Fees and Costs. In the event legal action is instituted to interpret or enforce the provisions of this Agreement, the prevailing party shall be entitled to recover from the other party the prevailing party’s costs and attorney’s fees, including, without limitation, all costs and fees that are incurred in any trial, on any appeal and/or in any bankruptcy proceeding.

Section 15. MISCELLANEOUS

Section 15.1        Entire Agreement; Amendments. This Agreement, together with the exhibits attached hereto, constitute the entire agreement of the parties hereto regarding the purchase and sale of the Property, and all prior agreements, understandings, representations and statements, oral or written, including any so-called letters of intent, are hereby merged herein and superseded hereby. This Agreement may only be amended or modified by an instrument in writing, signed by the party or parties intended to be bound thereby.

Section 15.2        Time. All parties hereto agree that time is of the essence in the performance of the provisions of this Agreement.

Section 15.3        Counterpart/Electronic Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original. Furthermore, executed counterparts of this Agreement may be delivered by facsimile or other reliable electronic means (including emails of pdf documents), and such facsimile or other electronic transmission shall be valid and binding for all purposes when transmitted to and actually received by the other party. Notwithstanding the foregoing, each party delivering executed documents by facsimile or other electronic means agrees to provide the other party with an original, hard copy of the relevant signed documents promptly after the request of the other party.

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Section 15.4         Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of Georgia and for all purposes shall be governed by and interpreted in accordance with the laws of the State of Georgia.

Section 15.5        Recordation. Buyer shall not record this Agreement or a memorandum or other notice thereof in any public office or records without the express written consent of Seller. A breach by Buyer of this covenant shall constitute a material default by Buyer under this Agreement.

Section 15.6        Assignment; Third Party Beneficiaries. Buyer shall not assign this Agreement without Seller’s prior written consent, which consent may be withheld for any reason or no reason in Seller’s sole discretion; provided, however, that, upon five (5) business days’ prior written notice to Seller, Buyer, at Closing, may assign this Agreement to an entity with respect to which the day-to-day operations are, directly or indirectly, controlled by the principals of Buyer (a “Buyer Affiliate”), or to an entity wholly owned by a joint venture between Buyer or a Buyer Affiliate and an affiliate of Bluerock Residential Growth REIT, Inc. (each, a Permitted Assignee”) in which case such Permitted Assignee and Buyer shall be jointly and severally liable for Buyer’s obligations hereunder. Subject to the previous sentence, this Agreement shall inure to the benefit of and be binding on and enforceable against the parties hereto and their respective successors and assigns. In addition, Buyer shall not re-sell the Property or assign its rights or obligations under this Agreement (or make an offer or enter into negotiations to do so) through a “double escrow” or other similar mechanism without Seller’s prior written consent. This Agreement is intended for the benefit of Buyer and Seller, and except as provided in the indemnities granted by Buyer to the Indemnified Seller Parties herein, no other person or entity shall be entitled to rely on this Agreement, receive any benefit from it or enforce any provisions of it against Buyer or Seller.

Section 15.7        Section Headings. The Section headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several Sections hereof.

Section 15.8        Severability. If any portion of this Agreement is held to be unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect.

Section 15.9        WAIVER OF TRIAL BY JURY. SELLER AND BUYER, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT THEY MAY LEGALLY DO SO, SELLER AND BUYER HEREBY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

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Section 15.10    Exculpation of Related Parties. Notwithstanding anything to the contrary contained in this Agreement or in any of the documents executed pursuant to this Agreement (this Agreement and said documents being hereinafter collectively referred to as the “Documents”) or provided under or required by law, the Documents shall not be binding on the members, partners, shareholders, beneficiaries, or any other direct or indirect equity holders of Seller, or any of their managers, employees, advisors, representatives or other agents or affiliates, but shall only be binding on Seller and its assets, subject to the other limitations set forth herein. No present or future partner, member, manager, director, officer, shareholder, employee, advisor, affiliate or agent of or in Seller or any affiliate of Seller shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or in connection with the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Buyer and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller’s assets for the payment of any claim or for any performance, and Buyer hereby waives any and all such personal liability. For purposes of this Section, no negative capital account or any contribution or payment obligation of any partner or member in Seller shall constitute an asset of Seller. The limitations of liability contained in this Section shall survive the termination of this Agreement or the Closing Date, as applicable, and are in addition to, and not in limitation of, any limitation on liability applicable to Seller provided elsewhere in this Agreement or by law or by any other contract, agreement or instrument.

Section 15.11    Independent Counsel; Interpretation. Buyer and Seller each acknowledge that: (a) they have been represented by independent counsel in connection with this Agreement; (b) they have executed this Agreement with the advice of such counsel; and (c) this Agreement is the result of arm’s length negotiations between the parties hereto and the advice and assistance of their respective counsel. Notwithstanding any rule of law to the contrary: (i) the fact that this Agreement was prepared by Seller’s counsel as a matter of convenience shall have no import or significance, and any uncertainty or ambiguity in this Agreement shall not be construed against Seller because Seller’s counsel prepared this Agreement; and (ii) no deletions from prior drafts of this Agreement shall be construed to create the opposite intent of the deleted provisions.

Section 15.12    Governmental Approvals. Nothing contained in this Agreement shall be construed as authorizing Buyer to apply for a zoning change, variance, subdivision maps, lot line adjustment, or other discretionary governmental act, approval or permit with respect to the Real Property or the Property prior to the Closing, and Buyer agrees not to do so. Buyer agrees not to submit any reports, studies or other documents, including, without limitation, plans and specifications, impact statements for water, sewage, drainage or traffic, environmental review forms, or energy conservation checklists to any governmental agency, or any amendment or modification to any such instruments or documents prior to the Closing. Buyer’s obligation to purchase the Property shall not be subject to or conditioned upon Buyer’s obtaining any variances, zoning amendments, subdivision, condominium, lot line adjustment or other discretionary governmental act, approval or permit.

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Section 15.13      No Waiver. No covenant, term or condition of this Agreement, other than as expressly set forth herein, shall be deemed to have been waived by Seller or Buyer unless such waiver is in writing and executed by Seller or Buyer, as the case may be.

Section 15.14    1031 Exchange. Seller may desire to effectuate a tax-deferred exchange also known as a §1031 exchange (an “Exchange”) in connection with the purchase and sale of the Property. Buyer hereby agrees to cooperate with Seller in connection with the Exchange, provided that: (1) all documents executed by Buyer in connection with the Exchange shall be subject to the prior reasonable approval of Buyer and shall recognize that Buyer is acting solely as an accommodating party to the Exchange, shall have no liability with respect thereto, and is making no representation or warranty that the Exchange qualified as a tax-free exchange under §1031 of the Code or any applicable state or local laws; and (2) in no event shall Buyer be obligated to acquire any property or otherwise be obligated to take title, or appear in the records of title, to any property other than the Land in connection with the Exchange.

Section 15.15    Survival. The Termination Surviving Obligations shall survive any termination of this Agreement. Except as otherwise expressly provided herein, no conditions and no representations, warranties, covenants, agreements or other obligations of Seller in this Agreement shall survive the Closing and no action based thereon shall be commenced after the Closing.

Section 15.16    CONDOMINIUM INDEMNITY, DISCLAIMER, AND RELEASE. AS AN ESSENTIAL INDUCEMENT TO SELLER TO ENTER INTO THIS AGREEMENT, WITHOUT LIMITATION OF ANY OTHER TERM OR PROVISION OF THIS AGREEMENT OR OF THE COVENANT, BUYER ACKNOWLEDGES, UNDERSTANDS AND AGREES AS OF THE DATE HEREOF AND AS OF THE CLOSING DATE AS FOLLOWS:

IN THE EVENT BUYER CONVERTS THE LAND AND IMPROVEMENTS TO A CONDOMINIUM IN VIOLATION OF THE TERMS OF THE COVENANT, IN ADDITION TO THE REMEDIES SET FORTH IN THE COVENANT, BUYER, ITS SUCCESSORS AND/OR ASSIGNS, WILL BE THE “DEVELOPER” OF THE CONDOMINIUM AND THE DECLARANT UNDER ANY CONDOMINIUM DOCUMENTS. BUYER, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, HEREBY AGREES TO INDEMNIFY, DEFEND AND HOLD THE INDEMNIFIED SELLER PARTIES HARMLESS FROM ALL CLAIMS, DEMANDS, LOSSES, JUDGMENTS, LIABILITIES, COSTS, DAMAGES AND EXPENSES (INCLUDING ATTORNEYS’ FEES AND COSTS), OF WHATEVER KIND, NATURE OR DESCRIPTION, ARISING DIRECTLY OR INDIRECTLY OUT OF OR IN CONNECTION WITH ANY CONVERSION OF THE APARTMENT UNITS LOCATED ON THE REAL PROPERTY TO CONDOMINIUM UNITS BY BUYER OR ANY SUBSEQUENT BUYER OF THE REAL PROPERTY OR THE PROPERTY, INCLUDING, WITHOUT LIMITATION; (A) CONSTRUCTION WARRANTY CLAIMS (WHETHER ARISING BY CONTRACT OR BY LAW), (B) CONSTRUCTION DISPUTES, (C) CLAIMS FOR INJURY TO PERSON OR PROPERTY ARISING OUT OF THE CONDITION OF THE REAL PROPERTY OR THE PROPERTY, INCLUDING, WITHOUT LIMITATION, CONSTRUCTION DEFECTS, (D) ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, OUT-OF-POCKET COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES), CAUSES OF ACTION, SUITS, CLAIMS, DEMANDS AND JUDGMENTS OF ANY NATURE OR DESCRIPTION WHATSOEVER ARISING UNDER ANY LAWS, STATUTES, CODES, ORDINANCES, RULES, RULINGS, ORDERS, JUDGMENTS, DECREES, INJUNCTIONS, ARBITRAL DECISIONS, REGULATIONS, AUTHORIZATIONS, DETERMINATIONS, DIRECTIVES, AND ANY OTHER REQUIREMENTS AND/OR PROVISIONS (INCLUDING BUILDING CODES AND ZONING REGULATIONS AND ORDINANCES) OF THE GOVERNMENT OF THE UNITED STATES OF AMERICA, ANY POLITICAL SUBDIVISION THEREOF, WHETHER STATE OR LOCAL, AND ANY AGENCY, AUTHORITY, INSTRUMENTALITY, REGULATORY BODY, COURT, OR OTHER ENTITY EXERCISING EXECUTIVE, LEGISLATIVE, JUDICIAL, TAXING, REGULATORY, OR ADMINISTRATIVE POWERS OR FUNCTIONS OF OR PERTAINING TO GOVERNMENT, WHETHER NOW OR HEREAFTER IN FORCE (INCLUDING, WITHOUT LIMITATION, THE CONSUMER PROTECTION ACT, THE CONDOMINIUM ACT IN EFFECT IN THE STATE WHERE THE REAL PROPERTY IS LOCATED, OR ANY ADDITIONAL, RELATED OR SUCCESSOR EXECUTIVE, LEGISLATIVE, JUDICIAL, TAXING, REGULATORY, OR ADMINISTRATIVE POWERS OR FUNCTIONS GOVERNING THE CONVERSION OF APARTMENTS TO CONDOMINIUMS, THE SALE, USE, OCCUPANCY, OR OPERATION OF CONDOMINIUMS, OR OTHERWISE RELATED TO CONDOMINIUMS), AND (E) ANY CLAIMS MADE BY ANY SUCCESSOR OWNER OR OCCUPANT OF THE REAL PROPERTY, INCLUDING ANY BUYER OF A CONDOMINIUM UNIT AT THE REAL PROPERTY. UPON NOTICE FROM ANY OF THE INDEMNIFIED SELLER PARTIES OF A CLAIM FOR WHICH SUCH PARTY IS INDEMNIFIED HEREUNDER, BUYER WILL DEFEND SUCH PARTY, AT BUYER’S EXPENSE, USING COUNSEL APPROVED IN WRITING BY THE INDEMNIFIED SELLER PARTY REQUESTING SUCH DEFENSE. THE PROVISIONS OF THIS SECTION 15.16 SHALL SURVIVE THE CLOSING AND SHALL NOT MERGE WITH THE PROVISIONS OF ANY CLOSING DOCUMENTS AND SHALL BE DEEMED INCORPORATED INTO THE DOCUMENTS EXECUTED BY BUYER.

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Section 15.17    Press Releases. During the term of this Agreement and after Closing, Buyer agrees, except as required by law, not to make any public disclosure of the transaction contemplated in this Agreement without the prior written consent of Seller which may be withheld in its sole discretion.

Section 15.18    Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 15.19    Attorneys’ Fees. Should either party employ attorneys to enforce any of the provisions hereof, the party against whom any final judgment is entered agrees to pay the prevailing party all reasonable costs, charges and expenses, including attorneys’ fees and expenses and court costs, expended or incurred in connection therewith.

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Section 15.20    Designation Agreement. Section 6045(e) of the United States Internal Revenue Code and the regulations promulgated thereunder (herein collectively called the “Reporting Requirements”) require an information return to be made to the United States Internal Revenue Service, and a statement to be furnished to Seller, in connection with the Transaction. Escrow Agent is either (i) the person responsible for closing the Transaction (as described in the Reporting Requirements) or (ii) the disbursing title or escrow company that is most significant in terms of gross proceeds disbursed in connection with the Transaction (as described in the Reporting Requirements). Accordingly:

(a)                Escrow Agent is hereby designated as the “Reporting Person” (as defined in the Reporting Requirements) for the Transaction. Escrow Agent shall perform all duties that are required by the Reporting Requirements to be performed by the Reporting Person for the Transaction

(b)               Seller and Buyer shall furnish to Escrow Agent, in a timely manner, any information requested by Escrow Agent and necessary for Escrow Agent to perform its duties as Reporting Person for the Transaction.

(c)                Escrow Agent hereby requests Seller to furnish to Escrow Agent Seller’s correct taxpayer identification number. Seller acknowledges that any failure by Seller to provide Escrow Agent with Seller’s correct taxpayer identification number may subject Seller to civil or criminal penalties imposed by law. Accordingly, Seller hereby certifies to Escrow Agent, under penalties of perjury, that Sellers’ correct taxpayer identification numbers are as follows:

(i)                 Seller: 352407834

(ii)               Buyer: __________

(d)               Each of the parties hereto shall retain this Agreement for a period of four (4) years following the calendar year during which Closing occurs.

Section 15.21    Post-Closing Obligations Regarding Financial Information. Buyer has advised Seller that Buyer may be required to file, in compliance with certain laws and regulations (including, without limitation, Regulation S-X of the Securities and Exchange Commission [“SEC”]), audited financial statements, pro forma financial statements and other financial information related to the Property for up to one (1) fiscal year prior to Closing and any interim period during the fiscal year in which the Closing occurs (the “Financial Information”). If Buyer or its principals give notice to Seller that it is (or they are) obligated to provide such information, following the Closing and for a period of ninety (90) days thereafter, Seller agrees to use its commercially reasonable efforts to cooperate with Buyer and its representatives and agents in the preparation of the Financial Information; provided, however, Seller shall not be required to (i) incur any out of pocket expenses or costs unless Buyer reimburses Seller for the same, or (ii) provide information that was previously made available to Buyer. For a period of ninety (90) days after Closing, Seller shall maintain, and after reasonable advance written notice from Buyer, Seller shall provide access to such books and records of Seller and Property Manager reasonably related to the Property except as otherwise limited by this Section 15.20. Further, so long as the persons in charge of management of the Property at the time of Closing remain in the employ of Seller or an affiliate of Seller, after reasonable written notice to Seller, it will make such persons available for interview; provided, however, that Seller shall be allowed to have other representatives present during any such interviews. Notwithstanding the foregoing, Seller shall not be required to provide any information concerning (a) Seller’s, or any of Seller’s affiliate’s or member’s (collectively with Seller, the “Seller Financial Parties”), capital structure or debt, (b) any Seller Financial Parties’ financial analyses or projections, investment analyses, account summaries or other documents prepared solely for any Seller Financial Parties’ internal purposes or not directly related to the operation of the Property, (c) any Seller Financial Parties’ tax returns, or (d) any Seller Financial Parties’ financial statements (other than Property-level financial statements otherwise required pursuant to this Section 15.20). Seller acknowledges and agrees that any information provided or made available pursuant to this Section 15.20 will, to Seller’s knowledge at the time provided, be true, accurate and complete in all material respects. Buyer acknowledges and agrees that Buyer may not use any information provided pursuant to this Section 15.20 or the results of its review or interviews pursuant to this Section 15.20 to pursue any claim against any Indemnified Seller Parties.

33

THE SUBMISSION OF THIS AGREEMENT FOR EXAMINATION IS NOT INTENDED TO NOR SHALL IT CONSTITUTE AN OFFER TO SELL, OR A RESERVATION OF, OR OPTION OR PROPOSAL OF ANY KIND FOR THE PURCHASE OF THE PROPERTY. EITHER PARTY MAY TERMINATE DISCUSSIONS OR NEGOTIATIONS AT ANY TIME FOR ANY REASON. THE DELIVERY OF ANY DRAFT DOCUMENTS AND THE PROVISION OF ANY COMMENTS IN RESPONSE THERETO BY THE PARTIES’ COUNSEL WILL NOT PRECLUDE THE PARTIES FROM RAISING COMMENTS OR RESPONDING TO PROVISIONS, EVEN IF THOSE PROVISIONS WERE SET FORTH IN PRIOR DRAFTS OR COMMENTARY. IN NO EVENT SHALL ANY DRAFT OF THIS AGREEMENT CREATE ANY OBLIGATION OR LIABILITY, IT BEING UNDERSTOOD THAT THIS AGREEMENT SHALL BE EFFECTIVE AND BINDING ONLY WHEN A COUNTERPART HEREOF HAS BEEN EXECUTED AND DELIVERED BY EACH PARTY HERETO AND THE INITIAL EARNEST MONEY IS DELIVERED TO THE TITLE COMPANY.

[Remainder of Page Left Intentionally Blank.

Signature Page Follows.]

34

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed as of the Effective Date.

SELLER: WATERTON TENSIDE OWNER, L.L.C., a Delaware limited liability company By: /s/ Douglas Denyer Name: Douglas Denyer Its: Chief Financial Officer
BUYER: CAROLL ACQUISITIONS LLC, a Georgia limited liability company By: /s/ Josh Champion Name: Josh Champion Its: President

LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

Schedule 3.6(ii) - Form of ADA Estoppel

Schedule 3.6(iii) - Form of Retail Estoppel

Schedule 6.1(e) - Violations of Laws

Schedule 6.1(f) - Litigation

EXHIBITS

A	Legal Description of Land

B-1	Residential Rent Roll

B-2	Retail Rent Roll

C	List of Personal Property

D	List of Service Contracts and Equipment Leases

E	Form of Earnest Money Escrow Agreement

F	Form of Covenant Regarding Condominium Conversion

G-1	Form of Assignment and Transfer of Bond

G-2	Form of Allonge to Bond R-1

H	Form of Bill of Sale

I	Form of Assignment and Assumption of Leases

J	Form of Assignment and Assumption of Contracts and Additional Property

K	Form of Notices to Tenants regarding Transfer of Property

L	Form of Seller’s Affidavit Regarding Brokers

M	Form of Broker’s Lien Waiver and Acknowledgment of Payment for Seller’s Broker

N	Form of Purchaser’s Affidavit Regarding Brokers

O	Form of Broker’s Lien Waiver and Acknowledgment of Payment for Purchaser’s Broker

P-1	Form of Assignment and Assumption of Lease Documents and Option Rights

P-2	Form of Assumption of Bond Documents

SCHEDULE 3.6(ii)

FORM OF ADA ESTOPPEL

GROUND LEASE ESTOPPEL CERTIFICATE

PROPERTY:	Tenside
Atlanta, Georgia

LEASE DATE:	December 1, 2009

GROUND LESSOR:	The Atlanta Development Authority

TRUSTEE:	The Bank of New York Mellon Trust Company, N.A.

CURRENT GROUND LESSEE:	Waterton Tenside Owner, L.L.C. (as assignee of and successor-in-interest to Tenside Holdings, LLC)

THE ATLANTA DEVELOPMENT AUTHORITY (the ''Original Lessor”) leased a parcel of land in the City of Atlanta, County of Fulton, Georgia (the “Property”) under the above-referenced lease (the “Lease”) to TEN SIDE HOLDINGS, LLC, predecessor-in-interest to WATERTON TENSIDE OWNER, L.L.C. (the “Current Lessee”). Original Lessor's interest in the Lease was subsequently assigned to THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (the ''Trustee” and together with Original Lessor, the “Lessor”). Current Lessee intends to assign its right, title, and interest in and to the Lease to _________________________ (“Proposed Lessee”), and, in anticipation of such assignment, Lessor hereby certifies to Proposed Lessee and to its lender, ___________________, together with its successors and assigns (“Lender''), as follows, as of the date hereof:

1.	A true, complete, and correct copy of the Lease is attached hereto as Exhibit A. Other than as attached on Exhibit A, the Lease has not been modified, changed, altered, assigned, supplemented or amended in any respect. The Lease represents the entire agreement between the Lessor and the Current Lessee with respect to the Property.

2.	The term of the Lease commenced on December 1, 2009, and will expire on January 1, 2022.

3.	The rent under the Lease is equal to the amount of principal and interest due on the bond issued in connection with the Lease, payable on January 1 and July 1 of each year through the end of the lease term. The outstanding principal amount of such bond as of the date hereof is approximately $___________.

4.	To the best of Lessor's knowledge, there is no existing default or unfulfilled obligations on the part of the Lessor or Lessee in any of the terms and conditions of the Lease, and no event has occurred or condition exists which, with the passing of time or giving of notice or both, would constitute an event of default under the Lease.
Schedule 3.6(ii)-1

5.	This Ground Lease Estoppel Certificate is being executed and delivered to Proposed Lessee and Lender in connection with the aforesaid proposed assignment of Current Lessee’s right, title, and interest in and to the Lease to Proposed Lessee and with Lender making a mortgage loan (the ''Loan'') to Proposed Lessee in the approximate principal amount of $_______________ to be evidenced by a _____________ Note and secured by a _________________ Leasehold Deed to Secure Debt that will encumber Proposed Lessee's leasehold interest in the Property under the Lease. Lessor hereby consents to each of such assignment to Proposed Lessee and the Loan and acknowledges that Lender shall have all rights of a ''Leasehold Mortgagee'' under the Lease.

All capitalized terms used but not defined herein shall have the meanings given in the Lease.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Schedule 3.6(ii)-2

Made this ____ day of ___________________, 2016.

GROUND LESSOR:

THE ATLANTA DEVELOPMENT AUTHORITY,
a public body corporate and politic of the State of Georgia

By:
Name:
Title:

Schedule 3.6(ii)-3

EXHIBIT A

LEASE

[attached]

Schedule 3.6(ii)-4

SCHEDULE 3.6(iii)

FORM OF RETAIL ESTOPPEL

(See Following Page)

Schedule 3.6(iii)-1

**ESTOPPEL CERTIFICATE BY TENANT**

The undersigned hereby certifies that the undersigned is the Tenant under that certain Lease Agreement (the **"Lease Agreement"**) dated ____________, between **Ten Side Holdings, LLC** (**"Landlord"**) and **Benny Lee and Loc (Ben) Nguyen** (**"Tenant"**) and does hereby warrant and represent as follows:

1. The Lease Agreement includes all the covenants and agreements between Landlord and Tenant covering the leased premises described therein, and the Lease Agreement has not been altered, amended, modified or changed in any respect. The Tenant has accepted possession of the premises and is currently in possession of same or intends to occupy the property on or about ____________. The Lease Agreement is presently in full force and effect in accordance with its terms, with there being no separate or side agreements between Landlord and Tenant, and no offset or abatement of rent exists with respect thereto except as specifically provided for in the Lease Agreement. The present Minimum Rent payment due and payable under the Lease Agreement is $____________ per month.

2. No default by Tenant and to the best of the knowledge and belief of Tenant, no default by Landlord has occurred under the Lease Agreement as of the date hereof, and no event has occurred which, by the passage of time or expiration of any grace period covered in the Lease Agreement, would constitute a default.

3. Any improvements required to be made by Landlord under the terms of the Lease Agreement have been completed to the full satisfaction of the Tenant.

4. No rent has been prepaid under the Lease Agreement except for the normal prepayment for no more than one (1) calendar month which occurs when rent is paid on the first day of the month. A deposit representing the first month's rent and security deposit in the amount of $___________ has been paid by Tenant to Landlord.

5. All tax, utility and common area maintenance payments which are currently due and payable and which are the obligation of Tenant under the Lease Agreement have been paid.

6. **[Reserved for additional representations.]**

This _____ day of________ 20___.
Signed, sealed and delivered
in the presence of:

"TENANT" Benny Lee

______________________________

BY: ______________________________

My Commission Expires:

ITS: ______________________________

(NOTARY SEAL)

"TENANT" Loc (Ben) Nguyen

______________________________

BY: ______________________________

ITS: ______________________________

SCHEDULE 6.1(e)

VIOLATION OF LAWS

None.

Schedule 6.1(e)-1

SCHEDULE 6.l(f)

LITIGATION

As previously disclosed to Buyer, there is a a dispute with Three Dollar Café with respect to rent due under the Retail Lease with Three Dollar Café.

Schedule 6.1(f)-1

EXHIBIT A

LEGAL DESCRIPTION

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot(s) 149 & 150 of the 17TH District, Fulton County, Georgia and being more particularly described as follows:

Beginning at a pk nail set at the southwest end of the mitered intersection of the westerly right-of-way line of Northside Drive (90' R/W) and the northerly right-of-way line of Tenth Street (60' R/W) said point being the POINT OF BEGINNING; thence along the northerly right-of-way line of Tenth Street (60' R/W the following courses and distances: North 89 degrees 35 minutes 01 seconds West a distance of 27.90 feet to a point; thence, North 89 degrees 34 minutes 09 seconds West a distance of 243.08 foot to a point; thence North 89 degrees 31 minutes 07 seconds West a distance of 149.89 feet to a pk nail set at the intersection of said right-of-way line and the easterly right-of-way line of Watkins street (R/W Varies); thence along the easterly right-of-way line of Watkins skeet (R/W Varies) North 02 degrees 59 minutes 27 seconds East a distance of 245.14 feet to a pk nail set at the intersection of said right-of-way line and the southerly right-of-way line of Edgehill Avenue (40' R/W); thence along the southerly right-of-way line of Edgehill Avenue (40' R/W) South 84 degrees 28 minutes 25 seconds East a distance of 149.84 feet to a point; thence leaving said right-of-way line North 00 degrees 03 minutes 05 seconds West a distance of 40.33 feet to a point; thence North 00 degrees 05 minutes 47 seconds East, a distance of 107.91 feet to a pk nail set; thence South 89 degrees 42 minutes 31 seconds East a distance of 39.73 feet to a pk nail set; thence North 00 degrees 22 minutes 13 seconds East a distance of 100.06 feet to a pk nail set on the southerly right-of-way line of Eleventh Street (40' R/W); thence along said right-of-way line the following courses and distances: North 89 degrees 56 minutes 42 seconds East a distance of 142.12 feet to a point; thence South 89 degrees 58 minutes 43 seconds East a distance of 105.45 feet to a pk nail set of the intersection of said right-of-way line and the westerly right-of-way line of Northside Drive (90' R/W); thence along the westerly right-of-way line of Northside Drive (90' R/W) the following courses and distances: South 00 degrees 19 minutes 26 seconds West a distance of 147.18 feet to a point; thence South 00 degrees 26 minutes 51 seconds West a distance of 69.53 feet to a point; thence South 00 degrees 32 minutes 10 seconds West a distance of 242.59 feet to a pk nail set; thence South 48 degrees 31 minutes 09 seconds West a distance of 34.07 feet to a pk nail set and the TRUE POINT OF BEGINNING.

Exhibit A-1-1

EXHIBIT B-1

RESIDENTIAL RENT ROLL

[attached]

Exhibit B-1-1

5/24/2016
6:53 am
Page 1

# Rent Roll
## Tenside (tens)
## As of May 24, 2016

| Unit | Unit Type | S | Market Rent | Tenant Code | Tenant Name | Move In | Lease Start | Lease End | Charges Code | Charges Amount | Credits Code | Credits Amount | Net Rent | Net Charge | Loss to Lse/Vac | Security Deposit |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 01-1110 | ten.a1 | N | 1,310.00 | t0215755 | Yang, Jingchi | 07/25/2015 | 07/25/2015 | 07/24/2016 | rent | 1,295.00 | | | 1,295.00 | 1,295.00 | (15.00) | 1,295.00 |
| 01-1112 | ten.a1 | C | 1,290.00 | t0207159 | Gonzalez-vinas, Daniel | 03/18/2015 | 03/18/2016 | 03/17/2017 | rent | 1,299.00 | | | 1,299.00 | 1,299.00 | 9.00 | 0.00 |
| 01-1114 | ten.a1 | C | 1,310.00 | t0205804 | Aaron, Samuel | 01/02/2015 | 01/02/2016 | 01/01/2017 | rent | 1,290.00 | | | 1,290.00 | 1,290.00 | (20.00) | 0.00 |
| 01-1115 | ten.a1 | C | 1,560.00 | t0167690 | MCKEE, ANDREW | 08/30/2012 | 10/01/2015 | 09/30/2016 | rent | 1,499.00 | | | 1,499.00 | 1,499.00 | (61.00) | 0.00 |
| 01-1116 | ten.a1 | C | 1,285.00 | t0230113 | Norman, Dajai | 04/08/2016 | 04/08/2016 | 04/07/2017 | rent | 1,285.00 | | | 1,285.00 | 1,285.00 | 0.00 | 0.00 |
| 01-1117 | ten.a1 | C | 1,510.00 | t0161820 | Harvey, Khrystina | 02/27/2016 | 02/27/2016 | 02/26/2017 | rent | 1,505.00 | | | 1,505.00 | 1,505.00 | (5.00) | 0.00 |
| 01-1118 | ten.a1 | C | 1,320.00 | t0218019 | Park, Chulhong | 08/13/2015 | 08/13/2015 | 07/12/2016 | rent | 1,320.00 | | | 1,320.00 | 1,320.00 | 0.00 | 1,320.00 |
| 01-1120 | ten.a1 | V | 1,195.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,195.00 | 0.00 |
| 01-1121 | ten.a1 | C | 1,465.00 | t0160237 | Little, Joshua | 02/26/2016 | 02/26/2016 | 02/25/2017 | rent | 1,425.00 | | | 1,425.00 | 1,425.00 | (40.00) | 500.00 |
| 01-1201 | ten.b1 | C | 1,755.00 | t0229389 | Wagener, Nolan | 05/06/2016 | 05/06/2016 | 04/05/2017 | rent<br>storage | 1,710.00<br>65.00 | | | 1,710.00 | 1,775.00 | (45.00) | 462.25 |
| 01-1202 | ten.b1 | V | 1,765.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,765.00 | 0.00 |
| 01-1203 | ten.a1 | C | 1,185.00 | t0206353 | Ames, Thomas | 01/31/2015 | 01/31/2015 | 11/30/2016 | rent | 1,195.00 | | | 1,195.00 | 1,195.00 | 10.00 | 0.00 |
| 01-1204 | ten.a1 | C | 1,265.00 | t0193739 | Santos, Rebecca | 06/04/2014 | 05/04/2016 | 01/03/2017 | rent<br>petfee | 1,291.00<br>15.00 | | | 1,291.00 | 1,306.00 | 26.00 | 500.00 |
| 01-1205 | ten.a1 | C | 1,260.00 | t0230774 | Powell, Thomas | 05/19/2016 | 05/19/2016 | 05/18/2017 | rent | 1,260.00 | | | 1,260.00 | 1,260.00 | 0.00 | 0.00 |
| 01-1206 | ten.a1 | C | 1,295.00 | t0180255 | Lawrence, Halcyon | 07/19/2013 | 07/19/2015 | 07/18/2016 | rent | 1,237.00 | | | 1,237.00 | 1,237.00 | (58.00) | 0.00 |
| 01-1207 | ten.a1 | C | 1,250.00 | t0212583 | Chande, Aroon | 07/24/2015 | 07/24/2015 | 06/23/2016 | rent | 1,195.00 | | | 1,195.00 | 1,195.00 | (55.00) | 0.00 |
| 01-1208 | ten.a1 | N | 1,290.00 | t0197461 | Godfrey, Elizabeth | 07/15/2014 | 07/15/2015 | 07/14/2016 | rent | 1,363.00 | | | 1,363.00 | 1,363.00 | 73.00 | 0.00 |
| 01-1209 | ten.a1 | C | 1,275.00 | t0216654 | Marshall, Andrew | 08/08/2015 | 08/08/2015 | 08/07/2016 | rent | 1,255.00 | | | 1,255.00 | 1,255.00 | (20.00) | 0.00 |
| 01-1210 | ten.a1 | V | 1,045.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,045.00 | 0.00 |
| 01-1211 | ten.a1 | N | 1,265.00 | t0214888 | Hughes, Andrew | 07/02/2015 | 07/02/2015 | 07/01/2016 | rent<br>petfee | 1,255.00<br>15.00 | | | 1,255.00 | 1,270.00 | (10.00) | 0.00 |
| 01-1212 | ten.a1 | N | 1,310.00 | t0192523 | Allen, Audrey | 06/06/2014 | 06/06/2015 | 06/05/2016 | rent | 1,230.00 | | | 1,230.00 | 1,230.00 | (80.00) | 500.00 |
| 01-1216 | ten.b1 | C | 1,790.00 | t0184182 | Artinian, Nora | 10/09/2013 | 07/09/2015 | 07/08/2016 | rent | 1,696.00 | | | 1,696.00 | 1,696.00 | (94.00) | 1,595.00 |
| 01-1217 | ten.a1 | V | 1,210.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,210.00 | 0.00 |
| 01-1218 | ten.b1 | C | 1,780.00 | t0223548 | Broadfoot, Aylmarie | 12/31/2015 | 12/31/2015 | 06/30/2016 | rent<br>petfee<br>storage | 1,750.00<br>15.00<br>65.00 | | | 1,750.00 | 1,830.00 | (30.00) | 0.00 |
| 01-1219 | ten.b1 | C | 1,820.00 | t0199394 | Iskakov, Almambet | 08/08/2014 | 08/22/2015 | 08/21/2016 | rent | 1,695.00 | | | 1,695.00 | 1,695.00 | (125.00) | 500.00 |
| 01-1221 | ten.b1 | C | 1,735.00 | t0162881 | Paladugu, Srinivas | 06/01/2012 | 06/01/2015 | 05/31/2016 | rent | 1,573.00 | | | 1,573.00 | 1,573.00 | (162.00) | 0.00 |
| 01-1223 | ten.a1 | C | 1,275.00 | t0208637 | Jensen, Margaret | 04/13/2015 | 04/13/2016 | 04/12/2017 | rent | 1,326.00 | | | 1,326.00 | 1,326.00 | 51.00 | 0.00 |

Exhibit B-1-2

5/24/2016
6:53 am
Page 2

# Rent Roll
## Tenside (tens)
### As of May 24, 2016

| Unit | Unit Type | S | Market Rent | Tenant Code | Tenant Name | Move In | Lease Start | Lease End | Charges Code | Charges Amount | Credits Code | Credits Amount | Net Rent | Net Charge | Loss to Lse/Vac | Security Deposit |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 01-1248 | ten.b1 | N | 1,750.00 | t0214538 | Novoa, Victor | 07/17/2015 | 07/17/2015 | 07/16/2016 | rent | 1,630.00 | | | 1,630.00 | 1,630.00 | (120.00) | 0.00 |
| 01-1250 | ten.a1 | N | 1,275.00 | t0209914 | Zhan, Ying | 05/01/2015 | 05/01/2015 | 04/30/2016 | rent | 1,684.00 | | | 1,684.00 | 1,684.00 | 409.00 | 1,220.00 |
| 01-1252 | ten.a1 | N | 1,295.00 | t0210138 | Garcia, Hugo | 06/29/2015 | 06/29/2015 | 06/28/2016 | rent | 1,275.00 | | | 1,275.00 | 1,275.00 | (20.00) | 500.00 |
| 01-1254 | ten.a1 | C | 1,205.00 | t0175888 | Muns, Michael | 05/15/2014 | 04/15/2016 | 01/14/2017 | rent | 1,365.00 | | | 1,365.00 | 1,365.00 | 160.00 | 0.00 |
| 01-1255 | ten.b1 | N | 1,715.00 | t0212465 | Kusmulyadi, Kenzy | 08/14/2015 | 08/14/2015 | 07/13/2016 | rent | 1,630.00 | | | 1,630.00 | 1,630.00 | (85.00) | 0.00 |
| 01-1256 | ten.a1 | C | 1,285.00 | t0230739 | Void, Taylor | 04/30/2016 | 04/30/2016 | 04/29/2017 | rent | 1,285.00 | | | 1,285.00 | 1,285.00 | 0.00 | 0.00 |
| 01-1257 | ten.a1 | C | 1,215.00 | t0226840 | Joung, Yoo | 04/30/2016 | 04/30/2016 | 02/28/2017 | rent | 1,170.00 | | | 1,170.00 | 1,170.00 | (45.00) | 0.00 |
| 01-1258 | ten.a1 | N | 1,275.00 | t0192828 | Flajole, Mark | 06/18/2014 | 07/01/2015 | 04/30/2016 | rent | 1,710.00 | | | 1,710.00 | 1,710.00 | 435.00 | 0.00 |
| 01-1259 | ten.a1 | C | 1,275.00 | t0231371 | Alshawi, Tariq | 04/29/2016 | 04/29/2016 | 04/28/2017 | rent | 1,275.00 | | | 1,275.00 | 1,275.00 | 0.00 | 1,275.00 |
| 01-1260 | ten.a1 | C | 1,300.00 | ten0012 | Robilotto, Thomas | 08/12/2011 | 09/01/2015 | 08/31/2016 | rent | 1,260.00 | | | 1,260.00 | 1,260.00 | (40.00) | 0.00 |
| 01-1261 | ten.b1 | C | 1,805.00 | t0190277 | Goal, Alisha | 08/05/2014 | 07/05/2015 | 07/04/2016 | rent<br>petfee | 1,699.00<br>15.00 | | | 1,699.00 | 1,714.00 | (106.00) | 0.00 |
| 01-1263 | ten.a1 | C | 1,255.00 | t0164119 | Hayden, Keshia | 05/19/2012 | 05/19/2016 | 05/18/2017 | rent<br>petfee | 1,542.00<br>15.00 | | | 1,542.00 | 1,557.00 | 287.00 | 500.00 |
| 01-1265 | ten.a1 | N | 1,225.00 | t0213338 | Jung, Jae hwan | 05/30/2015 | 05/30/2015 | 05/29/2016 | rent | 1,225.00 | | | 1,225.00 | 1,225.00 | 0.00 | 1,225.00 |
| 01-1267 | ten.a1 | C | 1,240.00 | t0214100 | Kusuma, William | 06/16/2015 | 06/16/2015 | 06/15/2016 | rent | 1,230.00 | | | 1,230.00 | 1,230.00 | (10.00) | 0.00 |
| 01-1269 | ten.a1 | C | 1,245.00 | t0163711 | Fodouop, Chris | 07/02/2014 | 07/02/2015 | 07/01/2016 | rent | 1,243.00 | | | 1,243.00 | 1,243.00 | (2.00) | 0.00 |
| 01-1271 | ten.a1 | C | 1,245.00 | t0215933 | Cha, Hye min | 08/07/2015 | 08/07/2015 | 08/06/2016 | rent | 1,245.00 | | | 1,245.00 | 1,245.00 | 0.00 | 0.00 |
| 01-1273 | ten.c1 | C | 2,485.00 | t0193848 | Albinali, Hussain | 06/16/2014 | 06/16/2015 | 06/15/2016 | rent | 2,390.00 | | | 2,390.00 | 2,390.00 | (95.00) | 2,255.00 |
| 01-1301 | ten.b1 | N | 1,740.00 | t0207068 | Newcomer, Benjamin | 08/01/2015 | 08/01/2015 | 05/31/2016 | rent | 1,760.00 | | | 1,760.00 | 1,760.00 | 20.00 | 0.00 |
| 01-1302 | ten.b1 | N | 1,765.00 | t0163697 | Ortiz, Yezenia | 06/10/2013 | 06/08/2015 | 06/07/2016 | rent | 1,673.00 | | | 1,673.00 | 1,673.00 | (92.00) | 0.00 |
| 01-1303 | ten.a1 | C | 1,435.00 | t0216502 | Xu, Bing | 10/09/2015 | 10/09/2015 | 08/08/2016 | rent | 1,315.00 | | | 1,315.00 | 1,315.00 | (120.00) | 0.00 |
| 01-1304 | ten.a1 | C | 1,215.00 | t0226590 | Mason, Joshua | 03/18/2016 | 03/18/2016 | 02/17/2017 | rent<br>petfee | 1,265.00<br>15.00 | | | 1,265.00 | 1,280.00 | 50.00 | 0.00 |
| 01-1305 | ten.a1 | C | 1,250.00 | t0205054 | Willis, Jessica | 01/02/2015 | 01/02/2016 | 01/01/2017 | rent | 1,220.00 | | | 1,220.00 | 1,220.00 | (30.00) | 0.00 |
| 01-1306 | ten.a1 | C | 1,255.00 | t0226923 | Munn, Duane | 03/08/2016 | 03/02/2016 | 03/01/2017 | rent | 1,255.00 | | | 1,255.00 | 1,255.00 | 0.00 | 500.00 |
| 01-1307 | ten.a1 | C | 1,240.00 | t0219774 | Lin, Yan | 09/28/2015 | 09/26/2015 | 09/25/2016 | rent | 1,295.00 | | | 1,295.00 | 1,295.00 | 55.00 | 1,295.00 |
| 01-1308 | ten.a1 | C | 1,300.00 | t0175977 | Swihart, Tim | 01/24/2015 | 01/24/2016 | 01/23/2017 | rent | 1,255.00 | | | 1,255.00 | 1,255.00 | (45.00) | 0.00 |
| 01-1309 | ten.a1 | C | 1,270.00 | t0176031 | Satchakham, Douang | 03/22/2013 | 03/22/2016 | 01/21/2017 | rent | 1,274.00 | | | 1,274.00 | 1,274.00 | 4.00 | 0.00 |
| 01-1310 | ten.a1 | C | 1,345.00 | t0207287 | Rogers, Brett | 04/04/2015 | 03/04/2016 | 11/03/2016 | rent | 1,345.00 | | | 1,345.00 | 1,345.00 | 0.00 | 0.00 |

Exhibit B-1-3

5/24/2016
6:53 am
Page 3

# Rent Roll
## Tenside (tens)
## As of May 24, 2016

| Unit | Unit Type | S | Market Rent | Tenant Code | Tenant Name | Move In | Lease Start | Lease End | Charges Code | Charges Amount | Credits Code | Credits Amount | Net Rent | Net Charge | Loss to Lse/Vac | Security Deposit |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 01-1311 | ten.a1 | C | 1,305.00 | t0212226 | Yousefi bakhtiar, Homayo | 07/01/2015 | 07/01/2015 | 05/31/2016 | rent | 1,305.00 | | | 1,305.00 | 1,305.00 | 0.00 | 0.00 |
| 01-1312 | ten.a1 | N | 1,310.00 | t0211189 | Nance, Brittany | 05/29/2015 | 05/29/2015 | 05/28/2016 | rent | 1,185.00 | | | 1,185.00 | 1,185.00 | (125.00) | 0.00 |
| 01-1313 | ten.b1 | C | 1,820.00 | t0205744 | Fear, Andrew | 05/27/2015 | 05/27/2015 | 05/26/2016 | rent | 1,760.00 | | | 1,760.00 | 1,760.00 | (60.00) | 500.00 |
| 01-1314 | ten.b1 | C | 1,720.00 | t0224821 | Capone, Michael | 05/04/2016 | 05/04/2016 | 05/03/2017 | rent | 1,720.00 | | | 1,720.00 | 1,720.00 | 0.00 | 0.00 |
| 01-1315 | ten.a1 | C | 1,250.00 | t0220419 | Penn, Blake | 10/16/2015 | 10/16/2015 | 06/15/2016 | rent | 1,250.00 | | | 1,250.00 | 1,250.00 | 0.00 | 0.00 |
| 01-1316 | ten.b1 | C | 1,750.00 | t0210217 | Xu, Wen | 07/13/2015 | 07/13/2015 | 07/12/2016 | rent | 1,600.00 | | | 1,600.00 | 1,600.00 | (150.00) | 0.00 |
| 01-1317 | ten.a1 | C | 1,375.00 | t0199367 | Bittner, Denise | 09/06/2014 | 09/06/2015 | 09/05/2016 | rent | 1,377.00 | | | 1,377.00 | 1,377.00 | 2.00 | 0.00 |
| 01-1318 | ten.a1 | N | 1,250.00 | t0231905 | Hsu, Shih-yuan | 06/03/2015 | 06/01/2015 | 05/31/2016 | rent | 1,245.00 | | | 1,245.00 | 1,245.00 | (5.00) | 1,245.00 |
| 01-1319 | ten.b1 | C | 1,735.00 | t0214499 | Unluturk, Bige deniz | 08/15/2015 | 05/15/2016 | 05/14/2017 | rent | 2,231.00 | | | 2,231.00 | 2,231.00 | 496.00 | 0.00 |
| 01-1321 | ten.b1 | C | 1,715.00 | t0190245 | Kowalewicz, Jessica | 08/09/2014 | 08/09/2015 | 06/08/2016 | rent | 1,714.00 | | | 1,714.00 | 1,714.00 | (1.00) | 0.00 |
| 01-1322 | ten.a1 | V | 1,300.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,300.00 | 0.00 |
| 01-1323 | ten.a1 | C | 1,210.00 | ten0134 | MCCOY, TAMMY | 07/29/2009 | 09/29/2015 | 09/28/2016 | rent | 1,250.00 | | | 1,250.00 | 1,250.00 | 40.00 | 0.00 |
| 01-1324 | ten.a1 | V | 1,235.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,235.00 | 0.00 |
| 01-1325 | ten.a1 | C | 1,295.00 | t0207919 | Adam, Kate | 03/06/2015 | 03/06/2016 | 03/05/2017 | rent | 1,299.00 | | | 1,299.00 | 1,299.00 | 4.00 | 0.00 |
| 01-1326 | ten.a1 | C | 1,255.00 | t0178159 | Ellis, Conner | 08/10/2013 | 06/10/2015 | 06/09/2016 | rent | 1,255.00 | | | 1,255.00 | 1,255.00 | 0.00 | 0.00 |
| 01-1327 | ten.b1 | N | 1,725.00 | t0175486 | Seywald, Kevin | 05/03/2013 | 06/01/2015 | 05/31/2016 | rent | 1,788.00 | | | 1,788.00 | 1,788.00 | 63.00 | 0.00 |
| 01-1328 | ten.a1 | C | 1,285.00 | t0230472 | Gross, Lee | 04/23/2016 | 04/23/2016 | 04/22/2017 | rent | 1,250.00 | | | 1,250.00 | 1,250.00 | (35.00) | 0.00 |
| 01-1329 | ten.b1 | C | 1,670.00 | ten0139 | Cain, Calvin | 03/31/2011 | 08/01/2016 | 07/31/2017 | rent | 1,675.00 | | | 1,675.00 | 1,675.00 | 5.00 | 200.00 |
| 01-1330 | ten.a1 | C | 1,305.00 | t0187538 | Gardeazabal, Mauricio | 12/18/2013 | 10/18/2015 | 10/17/2016 | rent | 1,330.00 | | | 1,330.00 | 1,330.00 | 25.00 | 0.00 |
| 01-1331 | ten.a1 | C | 1,265.00 | t0232609 | Kim, Sung | 05/19/2016 | 05/19/2016 | 10/18/2016 | rent | 1,590.00 | | | 1,590.00 | 1,590.00 | 325.00 | 0.00 |
| 01-1332 | ten.a1 | C | 1,300.00 | t0204087 | Mastrototaro, Vincent | 12/27/2014 | 07/27/2015 | 07/26/2016 | rent | 1,233.00 | | | 1,233.00 | 1,233.00 | (67.00) | 0.00 |
| 01-1333 | ten.a1 | C | 1,205.00 | t0226732 | Ba, Xiaochu | 03/02/2016 | 03/02/2016 | 03/01/2017 | rent | 1,205.00 | | | 1,205.00 | 1,205.00 | 0.00 | 500.00 |
| 01-1334 | ten.b1 | C | 1,750.00 | t0179729 | Piper, Nicholas | 07/30/2013 | 07/30/2015 | 07/29/2016 | rent | 1,600.00 | | | 1,600.00 | 1,600.00 | (150.00) | 0.00 |
| 01-1335 | ten.b1 | C | 1,785.00 | t0212231 | Billingsley, Wendell | 05/26/2015 | 05/26/2015 | 03/25/2016 | rent | 1,774.00 | | | 1,774.00 | 1,774.00 | (11.00) | 500.00 |
| 01-1336 | ten.b1 | C | 1,755.00 | t0206447 | Nathan, Meera | 08/13/2015 | 08/13/2015 | 08/12/2016 | rent | 1,695.00 | | | 1,695.00 | 1,695.00 | (60.00) | 0.00 |
| 01-1337 | ten.a1 | C | 1,305.00 | t0223854 | Upadhyaya, Reema | 01/09/2016 | 01/09/2016 | 11/08/2016 | rent | 1,305.00 | | | 1,305.00 | 1,305.00 | 0.00 | 1,305.00 |
| 01-1338 | ten.a1 | C | 1,325.00 | t0162986 | Roberts, Trisha | 05/31/2012 | 05/31/2015 | 05/30/2016 | rent | 1,142.00 | | | 1,142.00 | 1,142.00 | (183.00) | 0.00 |
| 01-1339 | ten.a1 | C | 1,285.00 | ten0147 | CHIN, TRISTAN | 05/11/2010 | 01/01/2016 | 12/31/2016 | rent | 1,299.00 | | | 1,299.00 | 1,299.00 | 14.00 | 0.00 |
| 01-1340 | ten.a1 | V | 1,245.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,245.00 | 0.00 |

Exhibit B-1-4

# Rent Roll
## Tenside (tens)
## As of May 24, 2016

5/24/2016
6:53 am
Page 4

| Unit | Unit Type | S | Market Rent | Tenant Code | Tenant Name | Move In | Lease Start | Lease End | Charges | | Credits | | Net Rent | Net Charge | Loss to Lse/Vac | Security Deposit |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | | | | Code | Amount | Code | Amount | | | | |
| 01-1341 | ten.b1 | C | 1,745.00 | t0192995 | Conner, David | 05/02/2014 | 05/02/2016 | 05/01/2017 | rent | 1,676.00 | | | 1,676.00 | 1,676.00 | (69.00) | 0.00 |
| 01-1342 | ten.a1 | C | 1,300.00 | t0212793 | Nunn, Grant | 07/18/2015 | 07/18/2015 | 07/17/2016 | rent | 1,260.00 | | | 1,260.00 | 1,260.00 | (40.00) | 0.00 |
| 01-1343 | ten.b1 | C | 1,695.00 | t0212299 | Hurley, Jeannie | 05/26/2015 | 04/26/2016 | 04/25/2017 | rent | 1,715.00 | | | 1,715.00 | 1,730.00 | 20.00 | 500.00 |
| | | | | | | | | | petfee | 15.00 | | | | | | |
| 01-1344 | ten.a1 | C | 1,285.00 | t0222358 | Budiman, Natalie | 01/21/2016 | 01/21/2016 | 01/20/2017 | rent | 1,315.00 | | | 1,315.00 | 1,315.00 | 30.00 | 1,315.00 |
| 01-1345 | ten.a1 | C | 1,275.00 | t0213862 | Werner, Michael | 07/28/2015 | 07/28/2015 | 07/27/2016 | rent | 1,260.00 | | | 1,260.00 | 1,260.00 | (15.00) | 500.00 |
| 01-1346 | ten.b1 | C | 1,710.00 | t0215581 | Yu, Xiao nan | 07/16/2015 | 07/16/2015 | 07/15/2016 | rent | 1,655.00 | | | 1,655.00 | 1,655.00 | (55.00) | 0.00 |
| 01-1347 | ten.a1 | C | 1,275.00 | t0193708 | Wang, Zhencheng | 08/02/2014 | 08/03/2015 | 08/02/2016 | rent | 1,221.00 | | | 1,221.00 | 1,221.00 | (54.00) | 1,135.00 |
| 01-1348 | ten.b1 | C | 1,695.00 | t0211952 | Lee, Chanho | 05/09/2015 | 05/09/2016 | 05/08/2017 | rent | 1,696.00 | | | 1,696.00 | 1,696.00 | 1.00 | 1,630.00 |
| 01-1349 | ten.a1 | C | 1,235.00 | t0171972 | Boyd, Samika | 12/15/2012 | 10/15/2015 | 10/14/2016 | rent | 1,220.00 | | | 1,220.00 | 1,220.00 | (15.00) | 0.00 |
| 01-1350 | ten.a1 | C | 1,340.00 | t0212040 | Moody, Tommy | 06/24/2015 | 06/24/2015 | 06/23/2016 | rent | 1,245.00 | | | 1,245.00 | 1,245.00 | (95.00) | 0.00 |
| 01-1351 | ten.a1 | C | 1,280.00 | t0191981 | Andrus, Christine | 05/09/2014 | 05/09/2016 | 05/08/2017 | rent | 1,607.00 | | | 1,607.00 | 1,607.00 | 327.00 | 0.00 |
| 01-1352 | ten.a1 | N | 1,265.00 | t0223167 | Medi, Nathalie | 12/30/2015 | 12/30/2015 | 12/29/2016 | rent | 1,295.00 | | | 1,295.00 | 1,295.00 | 30.00 | 1,245.00 |
| 01-1353 | ten.b1 | C | 1,720.00 | t0230340 | Hyman, James | 05/05/2016 | 05/05/2016 | 05/04/2017 | rent | 1,745.00 | | | 1,745.00 | 1,745.00 | 25.00 | 0.00 |
| 01-1354 | ten.a1 | C | 1,265.00 | ten0156 | Swain, Crystal | 04/17/2009 | 06/17/2015 | 06/16/2016 | rent | 1,199.00 | | | 1,199.00 | 1,199.00 | (66.00) | 50.00 |
| 01-1355 | ten.b1 | C | 1,690.00 | t0221711 | Guan (Kwan), Aoqing (K | 01/08/2016 | 01/08/2016 | 11/07/2016 | rent | 1,700.00 | | | 1,700.00 | 1,700.00 | 10.00 | 1,690.00 |
| 01-1356 | ten.a1 | C | 1,265.00 | t0158299 | Eastland, Eric | 01/16/2012 | 01/16/2015 | 01/15/2016 | rent | 1,281.00 | | | 1,281.00 | 1,281.00 | 16.00 | 0.00 |
| 01-1357 | ten.a1 | C | 1,285.00 | t0174119 | Nichols, Taylor | 01/26/2013 | 01/26/2016 | 01/25/2017 | rent | 1,256.00 | | | 1,256.00 | 1,256.00 | (29.00) | 0.00 |
| 01-1358 | ten.a1 | V | 1,235.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,235.00 | 0.00 |
| 01-1359 | ten.a1 | C | 1,325.00 | t0215663 | Cho, Yongmin | 07/31/2015 | 07/31/2015 | 07/30/2016 | rent | 1,305.00 | | | 1,305.00 | 1,305.00 | (20.00) | 1,305.00 |
| 01-1360 | ten.a1 | C | 1,295.00 | t0211181 | Gramenz, Michael | 05/01/2015 | 05/01/2016 | 04/30/2017 | rent | 1,270.00 | | | 1,270.00 | 1,270.00 | (25.00) | 0.00 |
| 01-1361 | ten.b1 | C | 1,830.00 | t0175566 | Gonzalez, Matt | 08/08/2013 | 08/08/2015 | 08/07/2016 | rent | 1,722.00 | | | 1,722.00 | 1,722.00 | (108.00) | 0.00 |
| 01-1363 | ten.a1 | C | 1,395.00 | t0175847 | Labean, Tyler | 05/03/2013 | 09/03/2015 | 09/02/2016 | rent | 1,397.00 | | | 1,397.00 | 1,397.00 | 2.00 | 0.00 |
| 01-1365 | ten.a1 | C | 1,275.00 | t0157257 | Ryland, Tiffany | 10/07/2011 | 06/16/2015 | 06/15/2016 | rent | 1,193.00 | | | 1,193.00 | 1,193.00 | (82.00) | 0.00 |
| 01-1367 | ten.a1 | C | 1,270.00 | t0179082 | Allen, Taylor | 07/19/2013 | 07/19/2015 | 07/18/2016 | rent | 1,174.00 | | | 1,174.00 | 1,174.00 | (96.00) | 0.00 |
| 01-1369 | ten.a1 | N | 1,275.00 | t0163298 | Scott, Jessica | 06/15/2012 | 06/15/2015 | 06/14/2016 | rent | 1,170.00 | | | 1,170.00 | 1,170.00 | (105.00) | 0.00 |
| 01-1371 | ten.a1 | N | 1,225.00 | t0193810 | Motahari, Nicholas | 08/08/2014 | 08/08/2015 | 06/07/2016 | rent | 1,247.00 | | | 1,247.00 | 1,247.00 | 22.00 | 0.00 |
| 01-1373 | ten.c1 | N | 2,570.00 | t0215602 | Soni, Sandeep | 07/17/2015 | 07/17/2015 | 06/16/2016 | rent | 2,395.00 | | | 2,395.00 | 2,395.00 | (175.00) | 2,395.00 |
| 01-1401 | ten.b1 | N | 1,775.00 | ten0169 | Jacobs, Ryan | 06/17/2011 | 06/17/2015 | 06/16/2016 | rent | 1,634.00 | | | 1,634.00 | 1,649.00 | (141.00) | 0.00 |
| | | | | | | | | | petfee | 15.00 | | | | | | |

Exhibit B-1-5

# Rent Roll

Tenside (tens)

As of May 24, 2016

5/24/2016
6:53 am
Page 5

| Unit | Unit Type | S | Market Rent | Tenant Code | Tenant Name | Move In | Lease Start | Lease End | Charges | | Credits | | Net Rent | Net Charge | Loss to Lse/Vac | Security Deposit |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | | | | Code | Amount | Code | Amount | | | | |
| 01-1402 | ten.b1 | N | 1,855.00 | t0195609 | Carver, Thomas (Cole) | 06/28/2014 | 06/11/2015 | 06/10/2016 | rent | 1,750.00 | | | 1,750.00 | 1,750.00 | (105.00) | 0.00 |
| 01-1403 | ten.a1 | C | 1,285.00 | t0209215 | Cecen, Ahmet | 05/29/2015 | 04/29/2016 | 04/28/2017 | rent | 1,285.00 | | | 1,285.00 | 1,285.00 | 0.00 | 1,235.00 |
| 01-1404 | ten.a1 | C | 1,285.00 | t0195020 | Langston, Niomi | 06/27/2014 | 06/27/2015 | 06/26/2016 | rent | 1,255.00 | | | 1,255.00 | 1,255.00 | (30.00) | 0.00 |
| 01-1405 | ten.a1 | C | 1,230.00 | t0195368 | Quinn, Katherine | 06/07/2014 | 05/07/2015 | 05/06/2016 | rent | 1,315.00 | | | 1,315.00 | 1,330.00 | 85.00 | 0.00 |
| | | | | | | | | | petfee | 15.00 | | | | | | |
| 01-1406 | ten.a1 | C | 1,245.00 | t0221884 | Tandar, Wincent | 01/09/2016 | 01/09/2016 | 01/08/2017 | rent | 1,245.00 | | | 1,245.00 | 1,245.00 | 0.00 | 0.00 |
| 01-1407 | ten.a1 | C | 1,245.00 | t0204127 | Vale de Almeida, Lourenc | 12/18/2014 | 06/18/2015 | 06/17/2016 | rent | 1,245.00 | | | 1,245.00 | 1,245.00 | 0.00 | 1,185.00 |
| 01-1408 | ten.a1 | C | 1,295.00 | t0222338 | Gordon, Dan | 12/31/2015 | 12/31/2015 | 12/30/2016 | rent | 1,295.00 | | | 1,295.00 | 1,295.00 | 0.00 | 0.00 |
| 01-1409 | ten.a1 | C | 1,405.00 | t0222097 | Beck, Steffan | 12/01/2015 | 12/01/2015 | 07/31/2016 | rent | 1,405.00 | | | 1,405.00 | 1,405.00 | 0.00 | 1,405.00 |
| 01-1410 | ten.a1 | C | 1,315.00 | t0206843 | Lee, Kyung Hwa | 03/23/2015 | 03/23/2015 | 03/22/2016 | rent | 1,352.00 | | | 1,352.00 | 1,352.00 | 37.00 | 0.00 |
| 01-1411 | ten.a1 | C | 1,320.00 | t0204038 | Kale, Uttara | 11/21/2014 | 06/21/2015 | 06/20/2016 | rent | 1,318.00 | | | 1,318.00 | 1,318.00 | (2.00) | 500.00 |
| 01-1412 | ten.a1 | C | 1,275.00 | ten0179 | DIAZ, MANUEL J | 07/15/2009 | 06/01/2015 | 05/31/2016 | rent | 1,207.00 | | | 1,207.00 | 1,207.00 | (68.00) | 100.00 |
| 01-1413 | ten.b1 | C | 1,890.00 | t0202227 | Brasch, Elizabeth | 11/01/2014 | 11/01/2015 | 07/31/2016 | rent | 1,891.00 | | | 1,891.00 | 1,906.00 | 1.00 | 0.00 |
| | | | | | | | | | petfee | 15.00 | | | | | | |
| 01-1414 | ten.b1 | V | 1,710.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,710.00 | 0.00 |
| 01-1415 | ten.a1 | C | 1,255.00 | t0230731 | Bowling, Karen | 04/29/2016 | 04/29/2016 | 04/28/2017 | rent | 1,260.00 | | | 1,260.00 | 1,260.00 | 5.00 | -75.00 |
| 01-1416 | ten.b1 | N | 1,710.00 | t0221921 | Martin, Britianna | 11/25/2015 | 11/25/2015 | 06/24/2016 | rent | 1,645.00 | | | 1,645.00 | 1,645.00 | (65.00) | 500.00 |
| 01-1417 | ten.a1 | C | 1,300.00 | t0179433 | Hindash, Falak | 07/27/2013 | 07/27/2015 | 07/26/2016 | rent | 1,211.00 | | | 1,211.00 | 1,226.00 | (89.00) | 0.00 |
| | | | | | | | | | petfee | 15.00 | | | | | | |
| 01-1418 | ten.a1 | C | 1,295.00 | t0214645 | Pfister, Cody | 08/05/2015 | 08/05/2015 | 06/04/2016 | rent | 1,295.00 | | | 1,295.00 | 1,295.00 | 0.00 | 0.00 |
| 01-1419 | ten.b1 | C | 1,735.00 | t0217406 | Kim, Chanho | 08/10/2015 | 08/10/2015 | 06/09/2016 | rent | 1,445.00 | | | 1,445.00 | 1,445.00 | (290.00) | 1,745.00 |
| 01-1421 | ten.b1 | C | 1,770.00 | t0214027 | Spicer, Doug | 06/19/2015 | 06/19/2015 | 06/18/2016 | rent | 1,690.00 | | | 1,690.00 | 1,720.00 | (80.00) | 0.00 |
| | | | | | | | | | petfee | 30.00 | | | | | | |
| 01-1422 | ten.a1 | C | 1,355.00 | t0215563 | Parlindungan, Sandro | 08/15/2015 | 08/15/2015 | 07/14/2016 | rent | 1,355.00 | | | 1,355.00 | 1,355.00 | 0.00 | 1,355.00 |
| 01-1423 | ten.a1 | C | 1,285.00 | t0222055 | Dinh, Thao | 12/21/2015 | 12/21/2015 | 10/20/2016 | rent | 1,285.00 | | | 1,285.00 | 1,285.00 | 0.00 | 1,285.00 |
| 01-1424 | ten.a1 | C | 1,255.00 | t0164398 | Vasudeva, Saurabh | 06/07/2012 | 06/07/2015 | 06/06/2016 | rent | 1,199.00 | | | 1,199.00 | 1,199.00 | (56.00) | 0.00 |
| 01-1425 | ten.a1 | V | 1,220.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,220.00 | 0.00 |
| 01-1426 | ten.a1 | C | 1,300.00 | t0215370 | Hubicki, Christian | 08/03/2015 | 08/03/2015 | 07/02/2016 | rent | 1,300.00 | | | 1,300.00 | 1,300.00 | 0.00 | 0.00 |
| 01-1427 | ten.b1 | C | 1,805.00 | t0214490 | Miles, Graham | 08/25/2015 | 08/25/2015 | 08/24/2016 | rent | 1,675.00 | | | 1,675.00 | 1,690.00 | (130.00) | 0.00 |
| | | | | | | | | | petfee | 15.00 | | | | | | |
| 01-1428 | ten.a1 | C | 1,300.00 | t0213269 | McNeely, Mary Lane | 06/16/2015 | 06/16/2015 | 06/15/2016 | rent | 1,275.00 | | | 1,275.00 | 1,275.00 | (25.00) | 500.00 |
| 01-1429 | ten.b1 | N | 1,735.00 | t0211161 | Dillard, Wyesha | 06/09/2015 | 06/09/2015 | 05/08/2016 | rent | 2,205.00 | | | 2,205.00 | 2,205.00 | 470.00 | 1,630.00 |

Exhibit B-1-6

5/24/2016
6:53 am
Page 6

# Rent Roll
## Tenside (tens)
### As of May 24, 2016

| Unit | Unit Type | S | Market Rent | Tenant Code | Tenant Name | Move In | Lease Start | Lease End | Charges Code | Charges Amount | Credits Code | Credits Amount | Net Rent | Net Charge | Loss to Lse/Vac | Security Deposit |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 01-1430 | ten.a1 | C | 1,315.00 | t0215305 | Bayruns, Christopher | 06/30/2015 | 06/30/2015 | 06/29/2016 | rent | 1,280.00 | | | 1,280.00 | 1,325.00 | (35.00) | 0.00 |
| | | | | | | | | | storage | 45.00 | | | | | | |
| 01-1431 | ten.a1 | C | 1,270.00 | t0163889 | Bureau, Hailey | 06/01/2012 | 06/01/2015 | 05/31/2016 | rent | 1,183.00 | | | 1,183.00 | 1,183.00 | (87.00) | 0.00 |
| 01-1432 | ten.a1 | C | 1,250.00 | t0230038 | Varcie, Aamra | 05/02/2016 | 05/02/2016 | 03/01/2017 | rent | 1,250.00 | | | 1,250.00 | 1,250.00 | 0.00 | 500.00 |
| 01-1433 | ten.a1 | V | 1,230.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,230.00 | 0.00 |
| 01-1434 | ten.b1 | C | 1,765.00 | t0194452 | Jones, Ben | 07/18/2014 | 07/18/2015 | 07/17/2016 | rent | 1,767.00 | | | 1,767.00 | 1,767.00 | 2.00 | 0.00 |
| 01-1435 | ten.b1 | C | 1,795.00 | t0206931 | Pitz, Lauren | 04/15/2015 | 03/15/2016 | 03/14/2017 | rent | 1,743.00 | | | 1,743.00 | 1,743.00 | (52.00) | 1,590.00 |
| 01-1436 | ten.b1 | C | 1,670.00 | t0223085 | Oki, Bowei | 01/06/2016 | 01/06/2016 | 12/05/2016 | rent | 1,670.00 | | | 1,670.00 | 1,670.00 | 0.00 | 0.00 |
| 01-1437 | ten.a1 | C | 1,285.00 | t0222025 | Hou, Dailu | 01/06/2016 | 01/06/2016 | 11/05/2016 | rent | 1,285.00 | | | 1,285.00 | 1,285.00 | 0.00 | 0.00 |
| 01-1438 | ten.a1 | C | 1,295.00 | t0213536 | Greer, Clayton | 07/01/2015 | 06/27/2015 | 05/26/2016 | rent | 1,245.00 | | | 1,245.00 | 1,245.00 | (50.00) | 0.00 |
| 01-1439 | ten.a1 | N | 1,265.00 | t0219377 | Galer, Tory | 09/24/2015 | 09/24/2015 | 07/23/2016 | rent | 1,290.00 | | | 1,290.00 | 1,290.00 | 25.00 | 0.00 |
| 01-1440 | ten.a1 | C | 1,270.00 | t0216268 | Syner, Katie | 07/17/2015 | 07/17/2015 | 07/16/2016 | rent | 1,255.00 | | | 1,255.00 | 1,255.00 | (15.00) | 0.00 |
| 01-1441 | ten.b1 | C | 1,775.00 | t0214440 | Little, Rodney | 08/21/2015 | 08/21/2015 | 08/20/2016 | rent | 1,630.00 | | | 1,630.00 | 1,630.00 | (145.00) | 0.00 |
| 01-1442 | ten.a1 | C | 1,305.00 | t0194267 | Zhang, Ruizhi | 08/12/2014 | 07/12/2015 | 07/11/2016 | rent | 1,212.00 | | | 1,212.00 | 1,212.00 | (93.00) | 1,165.00 |
| 01-1443 | ten.b1 | C | 1,730.00 | t0212179 | Hogan, Jacqueline | 03/31/2016 | 03/31/2016 | 03/30/2017 | rent | 1,730.00 | | | 1,730.00 | 1,730.00 | 0.00 | 0.00 |
| 01-1444 | ten.a1 | C | 1,330.00 | t0228237 | Juwono, Melvin | 05/05/2016 | 05/05/2016 | 04/04/2017 | rent | 1,310.00 | | | 1,310.00 | 1,310.00 | (20.00) | 0.00 |
| 01-1445 | ten.a1 | C | 1,265.00 | t0226847 | Osborne, Eric | 03/12/2016 | 03/12/2016 | 03/11/2017 | rent | 1,265.00 | | | 1,265.00 | 1,265.00 | 0.00 | 500.00 |
| 01-1446 | ten.b1 | C | 1,775.00 | t0213560 | Huang, Ling-ming | 07/27/2015 | 07/27/2015 | 07/26/2016 | rent | 1,775.00 | | | 1,775.00 | 1,775.00 | 0.00 | 1,775.00 |
| 01-1447 | ten.a1 | C | 1,220.00 | t0211431 | Yang, Yonjung | 05/14/2016 | 05/14/2016 | 05/13/2017 | rent | 1,220.00 | | | 1,220.00 | 1,220.00 | 0.00 | 0.00 |
| 01-1448 | ten.b1 | C | 1,740.00 | t0227656 | Hu, John | 05/04/2016 | 05/04/2016 | 05/03/2017 | rent | 1,695.00 | | | 1,695.00 | 1,710.00 | (45.00) | 300.00 |
| | | | | | | | | | petfee | 15.00 | | | | | | |
| 01-1449 | ten.a1 | N | 1,230.00 | t0194576 | Martin (Closure Addict Z), | 06/07/2014 | 06/07/2015 | 06/06/2016 | rent | 1,183.00 | | | 1,183.00 | 1,183.00 | (47.00) | 0.00 |
| 01-1450 | ten.a1 | C | 1,375.00 | t0182172 | Natalia, Chryssia | 08/08/2013 | 08/08/2015 | 08/07/2016 | rent | 1,375.00 | | | 1,375.00 | 1,375.00 | 0.00 | 1,355.00 |
| 01-1451 | ten.a1 | C | 1,585.00 | t0223006 | Breen, Jonathan | 01/02/2016 | 12/31/2015 | 05/30/2016 | rent | 1,585.00 | | | 1,585.00 | 1,585.00 | 0.00 | 0.00 |
| 01-1452 | ten.a1 | N | 1,300.00 | t0195338 | Louis, Vanessa | 06/14/2014 | 06/14/2015 | 06/13/2016 | rent | 1,297.00 | | | 1,297.00 | 1,297.00 | (3.00) | 0.00 |
| 01-1453 | ten.b1 | N | 1,690.00 | t0188104 | Taylor, Morgan | 08/02/2014 | 08/02/2015 | 06/01/2016 | rent | 1,663.00 | | | 1,663.00 | 1,663.00 | (27.00) | 0.00 |
| 01-1454 | ten.a1 | C | 1,290.00 | ten0213 | SUTTON, KIMBERLY | 04/12/2010 | 06/12/2015 | 06/11/2016 | rent | 1,120.00 | | | 1,120.00 | 1,120.00 | (170.00) | 0.00 |
| 01-1455 | ten.b1 | C | 1,740.00 | t0210023 | Weigel, Kelsey | 06/01/2015 | 05/01/2016 | 04/30/2017 | rent | 1,710.00 | | | 1,710.00 | 1,710.00 | (30.00) | 0.00 |
| 01-1456 | ten.a1 | C | 1,285.00 | ten0215 | COOPER, DAVID | 01/14/2011 | 01/14/2016 | 01/13/2017 | rent | 1,264.00 | | | 1,264.00 | 1,264.00 | (21.00) | 0.00 |
| 01-1457 | ten.a1 | C | 1,265.00 | t0191475 | Durand, Fabien | 04/12/2014 | 03/12/2016 | 03/11/2017 | rent | 1,250.00 | | | 1,250.00 | 1,250.00 | (15.00) | 0.00 |

Exhibit B-1-7

# Rent Roll

## Tenside (tens)

### As of May 24, 2016

5/24/2016
6:53 am
Page 7

| Unit | Unit Type | S | Market Rent | Tenant Code | Tenant Name | Move In | Lease Start | Lease End | Charges Code | Charges Amount | Credits Code | Credits Amount | Net Rent | Net Charge | Loss to Lse/Vac | Security Deposit |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 01-1458 | ten.a1 | C | 1,255.00 | t0227434 | Clark, Macy | 04/28/2016 | 04/25/2016 | 03/24/2017 | rent<br>petfee | 1,255.00<br>15.00 | | | 1,255.00 | 1,270.00 | 0.00 | 300.00 |
| 01-1459 | ten.a1 | V | 1,260.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,260.00 | 0.00 |
| 01-1460 | ten.a1 | C | 1,285.00 | t0194117 | Abdilleh, Kawther | 05/24/2014 | 04/24/2016 | 10/23/2016 | rent | 1,385.00 | | | 1,385.00 | 1,385.00 | 100.00 | 0.00 |
| 01-1461 | ten.b1 | V | 1,800.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,800.00 | 0.00 |
| 01-1463 | ten.a1 | V | 1,245.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,245.00 | 0.00 |
| 01-1465 | ten.a1 | C | 1,265.00 | t0210513 | Issa, Ghassan | 08/10/2015 | 08/06/2015 | 06/05/2016 | rent | 1,260.00 | | | 1,260.00 | 1,260.00 | (5.00) | 0.00 |
| 01-1467 | ten.a1 | C | 1,380.00 | t0186325 | Moran, Karen | 11/15/2013 | 11/15/2015 | 11/14/2016 | rent<br>petfee | 1,689.00<br>15.00 | | | 1,689.00 | 1,704.00 | 309.00 | 0.00 |
| 01-1469 | ten.a1 | C | 1,225.00 | t0193876 | Mcmichael, Christopher | 05/23/2014 | 04/23/2016 | 04/22/2017 | rent | 1,238.00 | | | 1,238.00 | 1,238.00 | 13.00 | 500.00 |
| 01-1471 | ten.a1 | N | 1,280.00 | t0203595 | Lee, Donghoon | 11/03/2014 | 09/03/2015 | 09/02/2016 | rent | 1,299.00 | | | 1,299.00 | 1,299.00 | 19.00 | 1,265.00 |
| 01-1473 | ten.c1 | C | 2,675.00 | t0217440 | Ramaswami, Rohini | 08/08/2015 | 08/08/2015 | 08/07/2016 | rent | 2,555.00 | | | 2,555.00 | 2,555.00 | (120.00) | 0.00 |
| 01-1501 | ten.b1 | C | 1,930.00 | t0216628 | Hildreth, Susan | 09/12/2015 | 09/12/2015 | 10/11/2016 | rent<br>storage | 1,725.00<br>80.00 | employee | 345.00 | 1,380.00 | 1,460.00 | (205.00) | 0.00 |
| 01-1502 | ten.b1 | C | 1,835.00 | ten0233 | TONGOL, JOANNA | 10/04/2013 | 10/04/2015 | 07/03/2016 | rent<br>petfee | 1,782.00<br>15.00 | | | 1,782.00 | 1,797.00 | (53.00) | 500.00 |
| 01-1503 | ten.a1 | C | 1,345.00 | t0172750 | Johnson, Simone | 01/10/2013 | 01/10/2016 | 01/09/2017 | rent | 1,270.00 | | | 1,270.00 | 1,270.00 | (75.00) | 0.00 |
| 01-1504 | ten.a1 | V | 1,340.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,340.00 | 0.00 |
| 01-1505 | ten.a1 | C | 1,325.00 | t0162988 | Dilorenzo, Frank | 05/03/2012 | 05/03/2016 | 05/02/2017 | rent | 1,295.00 | | | 1,295.00 | 1,295.00 | (30.00) | 0.00 |
| 01-1506 | ten.a1 | N | 1,300.00 | t0215275 | Cornwell, Chris | 07/09/2015 | 07/09/2015 | 07/08/2016 | rent | 1,285.00 | | | 1,285.00 | 1,285.00 | (15.00) | 0.00 |
| 01-1507 | ten.a1 | N | 1,260.00 | t0179231 | Elumalai, Jayanthan | 05/27/2015 | 05/27/2015 | 05/26/2016 | rent | 1,270.00 | | | 1,270.00 | 1,270.00 | 10.00 | 0.00 |
| 01-1508 | ten.a1 | C | 1,330.00 | t0202360 | Houle, Jonathan | 10/20/2014 | 10/20/2015 | 10/19/2016 | rent | 1,384.00 | | | 1,384.00 | 1,384.00 | 54.00 | 500.00 |
| 01-1509 | ten.a1 | C | 1,275.00 | t0163802 | KIM, BYUNG SUK | 07/05/2012 | 07/05/2015 | 07/04/2016 | rent | 1,232.00 | | | 1,232.00 | 1,232.00 | (43.00) | 0.00 |
| 01-1510 | ten.a1 | C | 1,290.00 | t0225602 | Jacobs, Jared | 03/05/2016 | 03/05/2016 | 01/04/2017 | rent | 1,295.00 | | | 1,295.00 | 1,295.00 | 5.00 | 0.00 |
| 01-1511 | ten.a1 | N | 1,260.00 | t0213931 | Lopez, IGT Corporate, Be | 06/10/2015 | 06/10/2015 | 06/09/2016 | rent | 1,260.00 | | | 1,260.00 | 1,260.00 | 0.00 | 0.00 |
| 01-1512 | ten.a1 | C | 1,385.00 | t0195722 | De shields, Jonathan | 06/27/2014 | 06/27/2015 | 06/26/2016 | rent | 1,386.00 | | | 1,386.00 | 1,386.00 | 1.00 | 500.00 |
| 01-1513 | ten.b1 | C | 1,925.00 | t0217721 | Nicholas, Fnu | 09/19/2015 | 09/20/2015 | 07/19/2016 | rent | 1,925.00 | | | 1,925.00 | 1,925.00 | 0.00 | 1,925.00 |
| 01-1514 | ten.b1 | C | 1,695.00 | t0213067 | Hardeman, Richard | 06/27/2015 | 06/27/2015 | 06/26/2016 | rent | 1,630.00 | | | 1,630.00 | 1,630.00 | (65.00) | 0.00 |
| 01-1515 | ten.a1 | N | 1,275.00 | t0187005 | Tanadinata, Juan | 01/10/2014 | 01/10/2016 | 07/09/2016 | rent | 1,355.00 | | | 1,355.00 | 1,355.00 | 80.00 | 0.00 |
| 01-1516 | ten.b1 | C | 1,710.00 | t0214361 | Koett, Kurt | 07/06/2015 | 07/06/2015 | 07/05/2016 | rent | 1,630.00 | | | 1,630.00 | 1,630.00 | (80.00) | 0.00 |
| 01-1517 | ten.a1 | C | 1,345.00 | t0176786 | Milner, Katharine | 05/10/2013 | 05/10/2016 | 05/09/2017 | rent | 1,271.00 | | | 1,271.00 | 1,271.00 | (74.00) | 0.00 |

Exhibit B-1-8

5/24/2016
6:53 am
Page 8

# Rent Roll
## Tenside (tens)
## As of May 24, 2016

| Unit | Unit Type | S | Market Rent | Tenant Code | Tenant Name | Move In | Lease Start | Lease End | Charges Code | Charges Amount | Credits Code | Credits Amount | Net Rent | Net Charge | Loss to Lse/Vac | Security Deposit |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 01-1518 | ten.a1 | C | 1,300.00 | t0219995 | Berry, Katie | 10/05/2015 | 10/05/2015 | 08/04/2016 | rent | 1,200.00 | | | 1,200.00 | 1,200.00 | (100.00) | 0.00 |
| 01-1519 | ten.b1 | C | 1,785.00 | t0227627 | Imgrund, Jessica | 05/06/2016 | 05/06/2016 | 05/05/2017 | rent | 1,730.00 | | | 1,730.00 | 1,730.00 | (55.00) | 0.00 |
| 01-1521 | ten.b1 | C | 1,720.00 | t0211028 | Nagarajan, Karthikeyan | 05/01/2015 | 05/01/2017 | 04/30/2018 | rent | 1,739.00 | | | 1,739.00 | 1,739.00 | 19.00 | 1,665.00 |
| 01-1522 | ten.a1 | C | 1,295.00 | t0209034 | Moon, Jeong-eun | 05/04/2015 | 05/04/2016 | 05/03/2017 | rent | 1,347.00 | | | 1,347.00 | 1,347.00 | 52.00 | 1,295.00 |
| 01-1523 | ten.a1 | C | 1,335.00 | t0216060 | Smith, Jordan | 09/08/2015 | 09/06/2015 | 08/05/2016 | rent<br>petfee | 1,325.00<br>30.00 | | | 1,325.00 | 1,355.00 | (10.00) | 500.00 |
| 01-1524 | ten.a1 | C | 1,290.00 | t0204197 | Sugianto, Widianti | 04/16/2016 | 04/16/2016 | 02/15/2017 | rent | 1,310.00 | | | 1,310.00 | 1,310.00 | 20.00 | 0.00 |
| 01-1525 | ten.a1 | N | 1,285.00 | t0178503 | Catoe, Victoria | 06/28/2013 | 06/28/2015 | 06/27/2016 | rent | 1,213.00 | | | 1,213.00 | 1,213.00 | (72.00) | 0.00 |
| 01-1526 | ten.a1 | C | 1,295.00 | t0191339 | Jones, Mitzi | 03/26/2014 | 03/26/2016 | 03/25/2017 | rent | 1,265.00 | | | 1,265.00 | 1,265.00 | (30.00) | 0.00 |
| 01-1527 | ten.b1 | C | 1,735.00 | t0207409 | Van gunst, Annika | 04/25/2015 | 04/25/2016 | 04/24/2017 | rent | 1,739.00 | | | 1,739.00 | 1,739.00 | 4.00 | 0.00 |
| 01-1528 | ten.a1 | N | 1,320.00 | t0181030 | Goh, Jin wai | 08/15/2013 | 07/15/2015 | 07/14/2016 | rent | 1,321.00 | | | 1,321.00 | 1,321.00 | 1.00 | 1,270.00 |
| 01-1529 | ten.b1 | C | 1,750.00 | t0215987 | Sledge, Kyle | 08/19/2015 | 08/19/2015 | 06/18/2016 | rent<br>petfee | 1,750.00<br>15.00 | | | 1,750.00 | 1,765.00 | 0.00 | 0.00 |
| 01-1530 | ten.a1 | N | 1,265.00 | t0213967 | Becker, Jennifer | 06/18/2015 | 06/18/2015 | 06/17/2016 | rent | 1,235.00 | | | 1,235.00 | 1,235.00 | (30.00) | 0.00 |
| 01-1531 | ten.a1 | C | 1,330.00 | t0213685 | Batugal, Troy | 07/14/2015 | 07/14/2015 | 07/13/2016 | rent | 1,310.00 | | | 1,310.00 | 1,310.00 | (20.00) | 0.00 |
| 01-1532 | ten.a1 | C | 1,205.00 | t0221102 | Acharya, Vishal | 11/14/2015 | 11/14/2015 | 11/13/2016 | rent | 1,205.00 | | | 1,205.00 | 1,205.00 | 0.00 | 0.00 |
| 01-1533 | ten.a1 | C | 1,310.00 | t0223321 | Costello, Ryan | 02/01/2016 | 01/31/2016 | 01/30/2017 | rent | 1,270.00 | | | 1,270.00 | 1,270.00 | (40.00) | 0.00 |
| 01-1534 | ten.b1 | C | 1,720.00 | t0178980 | Thomas, Jonathan | 07/01/2013 | 07/01/2015 | 06/30/2016 | rent | 1,595.00 | | | 1,595.00 | 1,595.00 | (125.00) | 0.00 |
| 01-1535 | ten.b1 | C | 1,900.00 | t0225682 | Chen, Henry | 05/06/2016 | 05/06/2016 | 04/05/2017 | rent | 1,700.00 | | | 1,700.00 | 1,700.00 | (200.00) | 0.00 |
| 01-1536 | ten.b1 | C | 1,750.00 | t0217726 | Savage-gibson, Marissa | 08/13/2015 | 08/13/2015 | 07/12/2016 | rent<br>petfee | 1,695.00<br>15.00 | | | 1,695.00 | 1,710.00 | (55.00) | 0.00 |
| 01-1537 | ten.a1 | C | 1,270.00 | t0231877 | Wen, Xueying | 05/04/2016 | 05/04/2016 | 05/03/2017 | rent | 1,270.00 | | | 1,270.00 | 1,270.00 | 0.00 | 1,195.00 |
| 01-1538 | ten.a1 | N | 1,305.00 | t0233345 | Arjanto, Stephen | 07/16/2015 | 07/16/2015 | 07/15/2016 | rent | 1,250.00 | | | 1,250.00 | 1,250.00 | (55.00) | 0.00 |
| 01-1539 | ten.a1 | C | 1,285.00 | t0192789 | Yousuf, Faraz | 05/08/2014 | 05/12/2016 | 05/11/2017 | rent | 1,270.00 | | | 1,270.00 | 1,270.00 | (15.00) | 0.00 |
| 01-1540 | ten.a1 | C | 1,270.00 | t0215515 | Liang, Liang | 07/15/2015 | 07/15/2015 | 07/14/2016 | rent | 1,265.00 | | | 1,265.00 | 1,265.00 | (5.00) | 1,265.00 |
| 01-1541 | ten.b1 | V | 1,740.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,740.00 | 0.00 |
| 01-1542 | ten.a1 | C | 1,315.00 | t0214971 | De la rosa, Christian | 06/27/2015 | 06/27/2015 | 06/26/2016 | rent | 1,295.00 | | | 1,295.00 | 1,295.00 | (20.00) | 0.00 |
| 01-1543 | ten.b1 | C | 1,790.00 | t0212608 | Getty, Abby | 05/30/2015 | 03/30/2016 | 03/29/2017 | rent | 1,763.00 | | | 1,763.00 | 1,763.00 | (27.00) | 0.00 |
| 01-1544 | ten.a1 | C | 1,285.00 | t0205309 | Malivuk, Emily | 12/27/2014 | 06/27/2015 | 06/26/2016 | rent | 1,234.00 | | | 1,234.00 | 1,234.00 | (51.00) | 500.00 |
| 01-1545 | ten.a1 | C | 1,715.00 | t0229990 | Culler, Brianne | 05/13/2016 | 05/13/2016 | 05/12/2017 | rent | 1,275.00 | | | 1,275.00 | 1,275.00 | (440.00) | 0.00 |
| 01-1546 | ten.b1 | V | 1,690.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,690.00 | 0.00 |

Exhibit B-1-9

5/24/2016
6:53 am
Page 9

# Rent Roll

## Tenside (tens)

### As of May 24, 2016

| Unit | Unit Type | S | Market Rent | Tenant Code | Tenant Name | Move In | Lease Start | Lease End | Charges Code | Charges Amount | Credits Code | Credits Amount | Net Rent | Net Charge | Loss to Lse/Vac | Security Deposit |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 01-1547 | ten.a1 | C | 1,375.00 | t0213614 | Lim, Jamie | 08/11/2015 | 08/11/2015 | 06/10/2016 | rent | 1,320.00 | | | 1,320.00 | 1,320.00 | (55.00) | 0.00 |
| 01-1548 | ten.b1 | V | 1,690.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,690.00 | 0.00 |
| 01-1549 | ten.a1 | N | 1,315.00 | t0215258 | Karsli, Kemal | 07/01/2015 | 07/01/2015 | 06/30/2016 | rent<br>petfee | 1,305.00<br>15.00 | | | 1,305.00 | 1,320.00 | (10.00) | 0.00 |
| 01-1550 | ten.a1 | C | 1,345.00 | t0190445 | Noel, Alexis | 05/01/2014 | 03/01/2016 | 02/28/2017 | rent | 1,287.00 | | | 1,287.00 | 1,287.00 | (58.00) | 0.00 |
| 01-1551 | ten.a1 | C | 1,345.00 | ten0264 | BROWN, DONALD R | 02/25/2011 | 10/01/2015 | 09/30/2016 | rent | 1,333.00 | | | 1,333.00 | 1,333.00 | (12.00) | 999.00 |
| 01-1552 | ten.a1 | C | 1,350.00 | t0213056 | Medhane, Kimberly | 06/01/2015 | 06/01/2015 | 05/31/2016 | rent | 1,280.00 | | | 1,280.00 | 1,280.00 | (70.00) | 0.00 |
| 01-1553 | ten.b1 | C | 1,780.00 | t0211636 | Wu, Hao | 08/06/2015 | 08/06/2015 | 07/05/2016 | rent | 1,650.00 | | | 1,650.00 | 1,650.00 | (130.00) | 1,650.00 |
| 01-1554 | ten.a1 | C | 1,245.00 | t0223091 | Halbert-Harris, Jeremy | 12/23/2015 | 12/23/2015 | 12/22/2016 | rent | 1,245.00 | | | 1,245.00 | 1,245.00 | 0.00 | 500.00 |
| 01-1555 | ten.b1 | C | 1,805.00 | t0214709 | Hu, Song | 08/03/2015 | 08/01/2015 | 07/31/2016 | rent | 1,705.00 | | | 1,705.00 | 1,705.00 | (100.00) | 1,705.00 |
| 01-1556 | ten.a1 | C | 1,250.00 | t0196216 | Agus-Purnomo, Reiner | 07/10/2014 | 05/10/2016 | 05/09/2017 | rent | 1,355.00 | | | 1,355.00 | 1,355.00 | 105.00 | 1,330.00 |
| 01-1557 | ten.a1 | N | 1,315.00 | t0194192 | Choung, Yoona | 07/22/2014 | 07/22/2015 | 07/21/2016 | rent | 1,378.00 | | | 1,378.00 | 1,378.00 | 63.00 | 0.00 |
| 01-1558 | ten.a1 | C | 1,290.00 | t0233465 | Tandiono, Jimmy | 05/16/2016 | 05/16/2016 | 05/15/2017 | rent | 1,290.00 | | | 1,290.00 | 1,290.00 | 0.00 | 0.00 |
| 01-1559 | ten.a1 | C | 1,375.00 | t0213867 | Renganathan, Ashwin | 07/31/2015 | 07/31/2015 | 07/30/2016 | rent | 1,360.00 | | | 1,360.00 | 1,360.00 | (15.00) | 0.00 |
| 01-1560 | ten.a1 | C | 1,265.00 | t0163710 | Williams, Jenny | 05/23/2012 | 05/23/2016 | 05/22/2017 | | | | | | 0.00 | 0.00 | 0.00 |
| *** Warning *** Resident t0163710, Williams has Auto-Bill Transactions That Net To Zero *** Warning *** | | | | | | | | | | | | | | | | |
| 01-1561 | ten.b1 | N | 1,880.00 | t0214796 | Bush, Hagan | 06/30/2015 | 06/30/2015 | 06/29/2016 | rent | 1,790.00 | | | 1,790.00 | 1,790.00 | (90.00) | 500.00 |
| 01-1563 | ten.a1 | C | 1,745.00 | t0205094 | Liu, Hong | 12/18/2014 | 09/21/2015 | 09/20/2016 | rent | 1,346.00 | | | 1,346.00 | 1,346.00 | (399.00) | 0.00 |
| 01-1565 | ten.a1 | V | 1,295.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,295.00 | 0.00 |
| 01-1567 | ten.a1 | C | 1,315.00 | t0174804 | Lopez, IGT Corporate, Be | 02/20/2013 | 02/20/2016 | 02/19/2017 | rent<br>storage<br>storage<br>storage | 1,299.00<br>75.00<br>85.00<br>85.00 | | | 1,299.00 | 1,544.00 | (16.00) | 0.00 |
| 01-1569 | ten.a1 | V | 1,295.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,295.00 | 0.00 |
| 01-1571 | ten.a1 | C | 1,315.00 | t0224800 | Burns, Andrew | 01/29/2016 | 01/29/2016 | 01/28/2017 | rent | 1,315.00 | | | 1,315.00 | 1,315.00 | 0.00 | 0.00 |
| 01-1573 | ten.c1 | N | 2,620.00 | t0198334 | Chetcuti, Andrew | 08/12/2014 | 08/12/2015 | 06/11/2016 | rent | 2,590.00 | | | 2,590.00 | 2,590.00 | (30.00) | 2,500.00 |
| 01-1601 | ten.b1 | V | 1,885.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,885.00 | 0.00 |
| 01-1602 | ten.b1 | C | 1,855.00 | t0216078 | Anthony, Gregory | 08/13/2015 | 08/13/2015 | 06/12/2016 | rent | 1,890.00 | recur | 945.00 | 945.00 | 945.00 | 35.00 | 0.00 |
| 01-1603 | ten.a1 | C | 1,230.00 | t0225165 | Trotter, Christopher | 02/18/2016 | 02/18/2016 | 02/17/2017 | rent | 1,230.00 | | | 1,230.00 | 1,230.00 | 0.00 | 1,230.00 |
| 01-1604 | ten.a1 | N | 1,370.00 | t0210271 | Jean-Mary, Chelsea | 08/12/2015 | 08/12/2015 | 06/11/2016 | rent | 1,370.00 | | | 1,370.00 | 1,370.00 | 0.00 | 0.00 |
| 01-1605 | ten.a1 | C | 1,265.00 | t0229343 | Bourgeois, Bryant (Chuck | 05/28/2014 | 04/28/2016 | 04/27/2017 | rent | 1,247.00 | | | 1,247.00 | 1,277.00 | (18.00) | 0.00 |

Exhibit B-1-10

5/24/2016
6:53 am
Page 10

# Rent Roll
## Tenside (tens)
## As of May 24, 2016

| Unit | Unit Type | S | Market Rent | Tenant Code | Tenant Name | Move In | Lease Start | Lease End | Charges Code | Charges Amount | Credits Code | Credits Amount | Net Rent | Net Charge | Loss to Lse/Vac | Security Deposit |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | t0229343 | | | | | storage | 30.00 | | | | | | |
| 01-1606 | ten.a1 | C | 1,270.00 | t0221111 | Aguocha, Chibuzo | 10/28/2015 | 10/28/2015 | 10/27/2016 | rent | 1,270.00 | | | 1,270.00 | 1,270.00 | 0.00 | 0.00 |
| 01-1607 | ten.a1 | C | 1,275.00 | ten0283 | STEWART, SETH | 07/08/2009 | 07/08/2015 | 07/07/2016 | rent | 1,178.00 | | | 1,178.00 | 1,178.00 | (97.00) | 100.00 |
| 01-1608 | ten.a1 | C | 1,330.00 | t0217783 | Jang, Jongwoo | 08/17/2015 | 08/17/2015 | 07/16/2016 | rent | 1,320.00 | | | 1,320.00 | 1,350.00 | (10.00) | 1,320.00 |
| | | | | | | | | | petfee | 30.00 | | | | | | |
| 01-1609 | ten.a1 | N | 1,275.00 | t0212708 | Torbert, Harold | 06/15/2015 | 06/15/2015 | 06/14/2016 | rent | 1,255.00 | | | 1,255.00 | 1,255.00 | (20.00) | 0.00 |
| 01-1610 | ten.a1 | C | 1,290.00 | t0208573 | Edwards, William | 05/07/2015 | 05/07/2015 | 05/06/2016 | rent | 1,791.00 | | | 1,791.00 | 1,806.00 | 501.00 | 0.00 |
| | | | | | | | | | petfee | 15.00 | | | | | | |
| 01-1611 | ten.a1 | C | 1,255.00 | t0210253 | Dinh, Trung | 05/23/2015 | 04/23/2016 | 04/22/2017 | rent | 1,299.00 | | | 1,299.00 | 1,299.00 | 44.00 | 0.00 |
| 01-1612 | ten.a1 | C | 1,310.00 | t0230469 | Nims, Dr. hilary | 05/02/2016 | 05/02/2016 | 05/01/2017 | rent | 1,310.00 | | | 1,310.00 | 1,310.00 | 0.00 | 300.00 |
| 01-1613 | ten.b1 | C | 1,825.00 | t0223623 | Kim, Ki tae | 01/05/2016 | 01/05/2016 | 11/04/2016 | rent | 1,825.00 | | | 1,825.00 | 1,825.00 | 0.00 | 1,825.00 |
| 01-1614 | ten.b1 | N | 1,755.00 | t0161971 | Kim, Jessica | 08/03/2012 | 08/03/2015 | 08/02/2016 | rent | 1,630.00 | | | 1,630.00 | 1,630.00 | (125.00) | 0.00 |
| 01-1615 | ten.a1 | C | 1,310.00 | t0229719 | Stark, Jennifer | 04/27/2016 | 04/27/2016 | 02/26/2017 | rent | 1,310.00 | | | 1,310.00 | 1,310.00 | 0.00 | 0.00 |
| 01-1616 | ten.b1 | C | 1,720.00 | t0165246 | Sawyer, Brett | 01/18/2014 | 01/18/2016 | 01/17/2017 | rent | 1,755.00 | | | 1,755.00 | 1,770.00 | 35.00 | 0.00 |
| | | | | | | | | | petfee | 15.00 | | | | | | |
| 01-1617 | ten.a1 | C | 1,320.00 | t0188246 | Chhina, Aamer | 01/07/2014 | 01/07/2016 | 01/06/2017 | rent | 1,315.00 | | | 1,315.00 | 1,315.00 | (5.00) | 1,175.00 |
| 01-1618 | ten.a1 | C | 1,325.00 | t0221255 | Razeen, Sohail | 10/23/2015 | 10/23/2015 | 09/22/2016 | rent | 1,240.00 | | | 1,240.00 | 1,240.00 | (85.00) | 1,240.00 |
| 01-1619 | ten.b1 | C | 2,225.00 | t0229226 | Mumba, Popol | 03/29/2016 | 03/29/2016 | 08/28/2016 | rent | 2,225.00 | | | 2,225.00 | 2,225.00 | 0.00 | 2,225.00 |
| 01-1621 | ten.b1 | C | 1,785.00 | t0174067 | Hardison, Robert | 02/15/2013 | 02/15/2016 | 02/14/2017 | rent | 1,699.00 | | | 1,699.00 | 1,699.00 | (86.00) | 0.00 |
| 01-1622 | ten.a1 | N | 1,300.00 | t0179158 | Walker, Quinton | 05/30/2013 | 05/30/2015 | 05/29/2016 | rent | 1,226.00 | | | 1,226.00 | 1,226.00 | (74.00) | 0.00 |
| 01-1623 | ten.a1 | C | 1,280.00 | t0204977 | McCadney, Leonard | 12/19/2014 | 11/19/2015 | 11/18/2016 | rent | 1,240.00 | | | 1,240.00 | 1,240.00 | (40.00) | 500.00 |
| 01-1624 | ten.a1 | C | 1,330.00 | t0196300 | Ghataorhe, Ravdeep | 06/19/2014 | 04/19/2016 | 04/18/2017 | rent | 1,386.00 | | | 1,386.00 | 1,386.00 | 56.00 | 0.00 |
| 01-1625 | ten.a1 | C | 1,675.00 | t0229512 | Wilson, Lauren | 05/03/2016 | 05/03/2016 | 08/02/2016 | rent | 1,675.00 | | | 1,675.00 | 1,675.00 | 0.00 | 0.00 |
| 01-1626 | ten.a1 | C | 1,300.00 | t0220743 | Huang, Danting | 10/09/2015 | 10/09/2015 | 09/08/2016 | rent | 1,230.00 | | | 1,230.00 | 1,230.00 | (70.00) | 0.00 |
| 01-1627 | ten.b1 | N | 1,750.00 | t0176146 | Wilson, Wimberly | 05/08/2013 | 05/01/2015 | 04/30/2016 | rent | 2,304.00 | | | 2,304.00 | 2,304.00 | 554.00 | 0.00 |
| 01-1628 | ten.a1 | N | 1,300.00 | t0212322 | De Melo, Ryan | 06/18/2015 | 06/18/2015 | 06/17/2016 | rent | 1,280.00 | | | 1,280.00 | 1,280.00 | (20.00) | 0.00 |
| 01-1629 | ten.b1 | C | 1,775.00 | t0188724 | Christian, Will | 08/01/2014 | 05/04/2016 | 05/03/2017 | rent | 1,763.00 | | | 1,763.00 | 1,763.00 | (12.00) | 0.00 |
| 01-1630 | ten.a1 | C | 1,500.00 | t0221881 | Song, Eu teum | 12/12/2015 | 12/12/2015 | 10/11/2016 | rent | 1,310.00 | | | 1,310.00 | 1,310.00 | (190.00) | 0.00 |
| 01-1631 | ten.a1 | C | 1,305.00 | t0190480 | Block, Jessica | 04/25/2016 | 04/25/2016 | 02/21/2017 | rent | 1,265.00 | | | 1,265.00 | 1,280.00 | (40.00) | 0.00 |
| | | | | | | | | | petfee | 15.00 | | | | | | |
| 01-1632 | ten.a1 | C | 1,295.00 | t0215985 | Essenmacher, Scott | 01/23/2016 | 01/23/2016 | 01/22/2017 | rent | 1,295.00 | | | 1,295.00 | 1,295.00 | 0.00 | 1,890.00 |

Exhibit B-1-11

5/24/2016
6:53 am
Page 11

# Rent Roll
## Tenside (tens)
### As of May 24, 2016

| Unit | Unit Type | S | Market Rent | Tenant Code | Tenant Name | Move In | Lease Start | Lease End | Charges Code | Charges Amount | Credits Code | Credits Amount | Net Rent | Net Charge | Loss to Lse/Vac | Security Deposit |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 01-1633 | ten.a1 | C | 1,285.00 | t0229495 | Park, Tony | 05/13/2016 | 05/13/2016 | 05/12/2017 | rent | 1,250.00 | | | 1,250.00 | 1,250.00 | (35.00) | 0.00 |
| 01-1634 | ten.b1 | C | 1,740.00 | t0229576 | Lee, Sang yub | 05/16/2016 | 05/15/2016 | 05/14/2017 | rent | 1,695.00 | | | 1,695.00 | 1,695.00 | (45.00) | 0.00 |
| 01-1635 | ten.b1 | C | 1,935.00 | t0217121 | Forbes, Kevin | 08/15/2015 | 08/15/2015 | 07/14/2016 | rent | 1,890.00 | | | 1,890.00 | 1,890.00 | (45.00) | 0.00 |
| 01-1636 | ten.b1 | C | 1,705.00 | t0197438 | Hidajat, Kenneth | 05/09/2015 | 04/09/2016 | 04/08/2017 | rent | 1,720.00 | | | 1,720.00 | 1,720.00 | 15.00 | 1,320.00 |
| 01-1637 | ten.a1 | C | 1,395.00 | t0187434 | Dunk, David | 01/04/2014 | 12/04/2015 | 12/03/2016 | rent | 1,330.00 | | | 1,330.00 | 1,345.00 | (65.00) | 0.00 |
| | | | | | | | | | petfee | 15.00 | | | | | | |
| 01-1638 | ten.a1 | C | 1,305.00 | t0212710 | Lai, Ying-chih | 07/31/2015 | 07/31/2015 | 05/30/2016 | rent | 1,305.00 | | | 1,305.00 | 1,305.00 | 0.00 | 1,305.00 |
| 01-1639 | ten.a1 | C | 1,395.00 | t0189441 | Jackson, Randy | 02/20/2014 | 02/20/2016 | 02/19/2017 | rent | 1,344.00 | | | 1,344.00 | 1,359.00 | (51.00) | 500.00 |
| | | | | | | | | | petfee | 15.00 | | | | | | |
| 01-1640 | ten.a1 | C | 1,270.00 | t0215429 | El hattab, Rana | 07/13/2015 | 07/12/2015 | 07/11/2016 | rent | 1,265.00 | | | 1,265.00 | 1,265.00 | (5.00) | 0.00 |
| 01-1641 | ten.b1 | C | 1,825.00 | t0215623 | Fathi, Shaghayegh | 07/16/2015 | 07/16/2015 | 07/15/2016 | rent | 1,655.00 | | | 1,655.00 | 1,655.00 | (170.00) | 0.00 |
| 01-1642 | ten.a1 | N | 1,265.00 | t0194690 | Driscoll, Patrick | 06/17/2015 | 06/17/2015 | 06/16/2016 | rent | 1,250.00 | | | 1,250.00 | 1,330.00 | (15.00) | 0.00 |
| | | | | | | | | | petfee | 15.00 | | | | | | |
| | | | | | | | | | storage | 65.00 | | | | | | |
| 01-1643 | ten.b1 | N | 1,785.00 | t0198114 | Yosal, Arman | 07/31/2015 | 07/31/2015 | 05/30/2016 | rent | 1,765.00 | | | 1,765.00 | 1,765.00 | (20.00) | 1,305.00 |
| 01-1644 | ten.a1 | V | 1,270.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,270.00 | 0.00 |
| 01-1645 | ten.a1 | C | 1,365.00 | t0190137 | Brown-brooks, Sedhari | 03/07/2014 | 03/07/2016 | 03/06/2017 | rent | 1,297.00 | | | 1,297.00 | 1,297.00 | (68.00) | 1,110.00 |
| 01-1646 | ten.b1 | N | 1,690.00 | t0230407 | Roach, Devin | 05/01/2016 | 05/01/2016 | 06/30/2016 | rent | 2,250.00 | | | 2,250.00 | 2,250.00 | 560.00 | 0.00 |
| 01-1647 | ten.a1 | C | 1,385.00 | t0177329 | Baykal, Bedi aydin | 08/05/2013 | 08/05/2015 | 08/04/2016 | rent | 1,355.00 | | | 1,355.00 | 1,355.00 | (30.00) | 0.00 |
| 01-1648 | ten.b1 | C | 1,750.00 | t0213447 | Sankar, Sitara | 07/15/2015 | 07/15/2015 | 07/14/2016 | rent | 1,715.00 | | | 1,715.00 | 1,730.00 | (35.00) | 0.00 |
| | | | | | | | | | petfee | 15.00 | | | | | | |
| 01-1649 | ten.a1 | C | 1,310.00 | t0190024 | Moon, Michael | 04/26/2014 | 03/26/2016 | 03/25/2017 | rent | 1,314.00 | | | 1,314.00 | 1,314.00 | 4.00 | 500.00 |
| 01-1650 | ten.a1 | C | 1,275.00 | t0212407 | Powell, Doris | 06/01/2015 | 05/30/2015 | 05/29/2016 | rent | 1,220.00 | | | 1,220.00 | 1,220.00 | (55.00) | 0.00 |
| 01-1651 | ten.a1 | C | 1,370.00 | t0217790 | Polepeddi, Lalith | 08/14/2015 | 08/14/2015 | 07/13/2016 | rent | 1,370.00 | | | 1,370.00 | 1,370.00 | 0.00 | 1,370.00 |
| 01-1652 | ten.a1 | C | 1,285.00 | t0179679 | McElderry, Justin | 06/05/2013 | 06/02/2015 | 06/01/2016 | rent | 1,240.00 | | | 1,240.00 | 1,240.00 | (45.00) | 0.00 |
| 01-1653 | ten.b1 | C | 1,775.00 | t0162373 | Valentin, Giancarlo | 04/14/2012 | 04/14/2016 | 04/13/2017 | rent | 1,700.00 | | | 1,700.00 | 1,700.00 | (75.00) | 0.00 |
| 01-1654 | ten.a1 | C | 1,270.00 | t0164022 | Johnson, Tony | 06/12/2014 | 05/31/2016 | 05/30/2017 | rent | 1,193.00 | | | 1,193.00 | 1,193.00 | (77.00) | 500.00 |
| 01-1655 | ten.b1 | C | 1,865.00 | t0213023 | Peurifoy, Ryan | 09/12/2015 | 09/12/2015 | 08/11/2016 | rent | 1,705.00 | | | 1,705.00 | 1,705.00 | (160.00) | 0.00 |
| 01-1656 | ten.a1 | C | 1,280.00 | t0222550 | Gunawan, Andrey | 12/31/2015 | 12/31/2015 | 10/30/2016 | rent | 1,345.00 | | | 1,345.00 | 1,345.00 | 65.00 | 500.00 |
| 01-1657 | ten.a1 | C | 1,395.00 | ten0200 | ROJANAVIPAT, RAMIDA | 12/14/2012 | 12/14/2015 | 12/13/2016 | rent | 1,300.00 | | | 1,300.00 | 1,300.00 | (95.00) | 0.00 |
| 01-1658 | ten.a1 | C | 1,275.00 | t0214413 | Deremer, Joshua | 06/17/2015 | 06/17/2015 | 06/16/2016 | rent | 1,275.00 | | | 1,275.00 | 1,275.00 | 0.00 | 0.00 |
| 01-1659 | ten.a1 | C | 1,370.00 | ten0322 | Tomlinson, Jered | 03/28/2010 | 03/28/2016 | 03/27/2017 | rent | 1,350.00 | | | 1,350.00 | 1,350.00 | (20.00) | 0.00 |

Exhibit B-1-12

5/24/2016
6:53 am
Page 12

# Rent Roll
## Tenside (tens)
## As of May 24, 2016

| Unit | Unit Type | S | Market Rent | Tenant Code | Tenant Name | Move In | Lease Start | Lease End | Charges | | Credits | | Net Rent | Net Charge | Loss to Lse/Vac | Security Deposit |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | | | | Code | Amount | Code | Amount | | | | |
| 01-1660 | ten.a1 | C | 1,260.00 | t0212295 | Onibudo, Victoria | 02/22/2016 | 02/22/2016 | 02/21/2017 | rent | 1,240.00 | | | 1,240.00 | 1,240.00 | (20.00) | 0.00 |
| 01-1661 | ten.b1 | C | 1,950.00 | t0216493 | Oei, Gerry | 08/10/2015 | 08/10/2015 | 08/09/2016 | rent | 1,950.00 | | | 1,950.00 | 1,950.00 | 0.00 | 1,950.00 |
| 01-1663 | ten.a1 | C | 1,345.00 | t0212641 | White, Chelsea | 06/01/2015 | 05/01/2016 | 04/30/2017 | rent | 1,384.00 | | | 1,384.00 | 1,384.00 | 39.00 | 0.00 |
| 01-1665 | ten.a1 | C | 1,385.00 | ten0340 | Cobb, Serena | 08/31/2012 | 09/02/2015 | 09/01/2016 | rent | 1,225.00 | | | 1,225.00 | 1,260.00 | (160.00) | 897.00 |
| | | | | | | | | | w/d | 35.00 | | | | | | |
| 01-1667 | ten.a1 | C | 1,355.00 | t0216959 | Chen, Jiajie | 08/03/2015 | 08/03/2015 | 08/01/2016 | rent | 1,355.00 | | | 1,355.00 | 1,355.00 | 0.00 | 1,355.00 |
| 01-1669 | ten.a1 | V | 1,285.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,285.00 | 0.00 |
| 01-1671 | ten.a1 | N | 1,370.00 | t0184719 | Probst, Andrea | 09/09/2013 | 07/09/2015 | 07/08/2016 | rent | 1,337.00 | | | 1,337.00 | 1,337.00 | (33.00) | 0.00 |
| 01-1673 | ten.c1 | N | 2,660.00 | t0217219 | Kirksey, Caleb | 07/31/2015 | 07/31/2015 | 06/30/2016 | rent | 2,499.00 | | | 2,499.00 | 2,499.00 | (161.00) | 0.00 |
| 01-1722 | ten.a1 | C | 1,300.00 | t0211575 | Xiao, Yiran | 08/08/2015 | 08/08/2015 | 08/07/2016 | rent | 1,280.00 | | | 1,280.00 | 1,295.00 | (20.00) | 0.00 |
| | | | | | | | | | petfee | 15.00 | | | | | | |
| 01-1724 | ten.a1 | C | 1,330.00 | t0159108 | Szyszlican, Javier | 01/18/2012 | 01/18/2016 | 01/17/2017 | rent | 1,315.00 | | | 1,315.00 | 1,315.00 | (15.00) | 0.00 |
| 01-1725 | ten.a1 | C | 1,335.00 | t0163742 | Anger, Eric | 08/06/2012 | 08/06/2015 | 08/05/2016 | rent | 1,279.00 | | | 1,279.00 | 1,279.00 | (56.00) | 0.00 |
| 01-1726 | ten.a1 | C | 1,335.00 | ten0053 | Keppler, Kyle | 07/28/2011 | 07/28/2015 | 07/27/2016 | rent | 1,245.00 | | | 1,245.00 | 1,245.00 | (90.00) | 0.00 |
| 01-1727 | ten.b1 | N | 1,715.00 | t0208642 | Duddleston, Sage | 08/01/2015 | 08/01/2015 | 05/31/2016 | rent | 1,780.00 | | | 1,780.00 | 1,780.00 | 65.00 | 500.00 |
| 01-1728 | ten.a1 | C | 1,285.00 | t0206184 | Bryan, Paul | 01/23/2015 | 11/23/2015 | 11/22/2016 | rent | 1,325.00 | | | 1,325.00 | 1,325.00 | 40.00 | 500.00 |
| 01-1729 | ten.b1 | N | 1,750.00 | t0215829 | Xie, Zhijie | 08/14/2015 | 08/14/2015 | 06/13/2016 | rent | 1,775.00 | | | 1,775.00 | 1,775.00 | 25.00 | 1,775.00 |
| 01-1730 | ten.a1 | V | 1,285.00 | | Vacant Unit | | | | | | | | | 0.00 | 1,285.00 | 0.00 |
| 01-1731 | ten.a1 | C | 1,335.00 | t0215752 | Dark, Danielle | 08/01/2015 | 08/01/2015 | 07/31/2016 | rent | 1,310.00 | | | 1,310.00 | 1,310.00 | (25.00) | 0.00 |
| 01-1732 | ten.a1 | C | 1,300.00 | t0224009 | Bhikha, Trisha | 01/09/2016 | 01/09/2016 | 12/08/2016 | rent | 1,295.00 | | | 1,295.00 | 1,295.00 | (5.00) | 0.00 |
| 01-1733 | ten.a1 | C | 1,300.00 | t0164766 | Heimbrecht, Karen | 09/08/2012 | 09/08/2015 | 09/07/2016 | rent | 1,286.00 | | | 1,286.00 | 1,286.00 | (14.00) | 0.00 |
| 01-1734 | ten.b1 | C | 1,695.00 | t0212947 | Steele, Skyler | 05/29/2015 | 03/29/2016 | 03/28/2017 | rent | 1,699.00 | | | 1,699.00 | 1,699.00 | 4.00 | 0.00 |
| 01-1735 | ten.b1 | C | 1,915.00 | t0227830 | Jones, Jerrid | 03/31/2016 | 03/31/2016 | 03/30/2017 | rent | 1,915.00 | | | 1,915.00 | 1,915.00 | 0.00 | 0.00 |
| 01-1736 | ten.b1 | C | 1,695.00 | t0191953 | Foster, Douglas | 05/16/2014 | 05/16/2016 | 05/15/2017 | rent | 1,666.00 | | | 1,666.00 | 1,666.00 | (29.00) | 0.00 |
| 01-1737 | ten.a1 | C | 1,340.00 | t0224599 | Fawcett, Marc | 02/28/2016 | 02/28/2016 | 01/27/2017 | rent | 1,340.00 | | | 1,340.00 | 1,340.00 | 0.00 | 0.00 |
| 01-1738 | ten.a1 | C | 1,310.00 | t0220072 | Bryant, Wayne (T.J) | 09/25/2015 | 09/25/2015 | 08/24/2016 | rent | 1,245.00 | | | 1,245.00 | 1,245.00 | (65.00) | 0.00 |
| 01-1739 | ten.a1 | C | 1,350.00 | t0223266 | Horney, Andrew | 01/02/2016 | 01/02/2016 | 01/01/2017 | rent | 1,350.00 | | | 1,350.00 | 1,350.00 | 0.00 | 0.00 |
| 01-1740 | ten.a1 | C | 1,235.00 | t0213836 | Farhat, Karim | 07/29/2015 | 04/20/2016 | 04/19/2017 | rent | 1,259.00 | | | 1,259.00 | 1,259.00 | 24.00 | 0.00 |
| 01-1741 | ten.b1 | C | 1,860.00 | t0179250 | West, Damien | 07/13/2015 | 07/13/2015 | 07/12/2016 | rent | 1,675.00 | | | 1,675.00 | 1,705.00 | (185.00) | 1,675.00 |
| | | | | | | | | | storage | 30.00 | | | | | | |

Exhibit B-1-13

5/24/2016
6:53 am
Page 13

# Rent Roll
## Tenside (tens)
### As of May 24, 2016

| Unit | Unit Type | S | Market Rent | Tenant Code | Tenant Name | Move In | Lease Start | Lease End | Charges Code | Charges Amount | Credits Code | Credits Amount | Net Rent | Net Charge | Loss to Lse/Vac | Security Deposit |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 01-1742 | ten.a1 | C | 1,270.00 | t0227303 | Avila-Stanley, Yamilex | 04/05/2016 | 04/05/2016 | 03/04/2017 | rent | 1,310.00 | | | 1,310.00 | 1,310.00 | 40.00 | 0.00 |
| 01-1743 | ten.b1 | N | 1,765.00 | t0215277 | Sangkloy, Patsom | 07/15/2015 | 07/15/2015 | 07/14/2016 | rent<br>petfee | 1,705.00<br>15.00 | | | 1,705.00 | 1,720.00 | (60.00) | 0.00 |
| 01-1744 | ten.a1 | C | 1,300.00 | t0213788 | Elsayed, Heba | 08/10/2015 | 08/10/2015 | 07/09/2016 | rent | 1,255.00 | | | 1,255.00 | 1,255.00 | (45.00) | 0.00 |
| 01-1745 | ten.a1 | C | 1,315.00 | t0225080 | Russell, David | 02/03/2016 | 02/03/2016 | 02/02/2017 | rent | 1,265.00 | | | 1,265.00 | 1,265.00 | (50.00) | 500.00 |
| 01-1746 | ten.b1 | N | 1,690.00 | t0189288 | Vonderhaar, Megan | 08/09/2014 | 08/09/2015 | 06/08/2016 | rent | 1,663.00 | | | 1,663.00 | 1,663.00 | (27.00) | 0.00 |
| 01-1747 | ten.a1 | N | 1,350.00 | t0213904 | Alexander, Tanija | 06/15/2015 | 06/15/2015 | 06/14/2016 | rent<br>petfee | 1,320.00<br>15.00 | | | 1,320.00 | 1,335.00 | (30.00) | 0.00 |
| 01-1749 | ten.a1 | C | 1,355.00 | t0188196 | Grier, Sanquarius | 01/13/2014 | 01/13/2016 | 01/12/2017 | rent | 1,299.00 | | | 1,299.00 | 1,299.00 | (56.00) | 0.00 |
| 01-1751 | ten.a1 | C | 1,425.00 | t0192717 | Maloy, Kathryn | 07/25/2014 | 07/25/2015 | 06/24/2016 | rent | 1,427.00 | | | 1,427.00 | 1,427.00 | 2.00 | 0.00 |
| 01-1753 | ten.b1 | C | 1,775.00 | t0210629 | Raiford, Jennifer | 04/20/2015 | 03/20/2016 | 03/19/2017 | rent | 1,742.00 | | | 1,742.00 | 1,742.00 | (33.00) | 1,675.00 |

| | |
|---|---|
| Property Total | 336 |
| Occupied | 312 |
| % Occupied | 92.86% |
| Vacant | 24 |
| % Vacant | 7.14% |
| Future Residents | 0 |

| Summary of Current Charges | |
|---|---|
| petfee | 525.00 |
| rent | 448,390.00 |
| storage | 625.00 |
| w/d | 35.00 |
| Total | 449,575.00 |

| Loss To Lease/Vacancy | |
|---|---|
| Vacancy Loss | 33,470.00 |
| Loss To Lease | 6,375.00 |
| Total | 39,845.00 |
| Market Rent | 488,235.00 |
| Total Security Dep | 103,413.25 |

| Summary of Current Credits | |
|---|---|
| employee | 345.00 |
| recur | 945.00 |
| Total | 1,290.00 |

Exhibit B-1-14

EXHIBIT B-2

RETAIL RENT ROLL

[attached]

Exhibit B-2-1

# Rent Roll - Occupancy Summary

As of Date: 05/24/2016 Show Excluded Units: No Show All Amounts: Annual

Page 1

**Property: Tenside Commercial - tensco**

| Unit | Lease Name | Lease Type | Lease From | Lease To | Term (Months) | Area | Base Rent | Rent Per Area | Recovery Per Area | Misc Per Area | Total Per Area | Deposit |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 0500 | Louis Quarterman Sal | Retail - Modified | 02/01/2014 | 10/31/2018 | 57 | 1,235 | 23,908.80 | 19.36 | 0.00 | 4.23 | 23.59 | 4,616.34 |
| 0600 | QOS, Inc. (Zen on Te | Retail - Modified | 05/26/2009 | 05/25/2019 | 121 | 3,001 | 101,523.84 | 33.83 | 0.00 | 4.23 | 38.06 | 10,353.45 |
| 0700 | Sarpino's Pizzeria | Retail - Modified | 10/05/2014 | 10/31/2024 | 121 | 1,600 | 37,599.96 | 23.50 | 0.00 | 5.50 | 29.00 | 3,866.66 |
| 0900 | Bubble Cafe Bakery | Retail - Modified | 09/29/2014 | 09/30/2019 | 61 | 1,400 | 33,879.96 | 24.20 | 0.00 | 5.50 | 29.70 | 3,383.32 |
| 1000 | SMOOTHIE KING | Retail - Modified | 04/01/2009 | 03/31/2019 | 120 | 1,200 | 29,140.68 | 24.28 | 0.00 | 4.23 | 28.52 | 3,391.00 |
| 1100 | All Star Nails LLC | Retail - Modified | 04/06/2009 | 03/31/2019 | 120 | 1,400 | 33,894.00 | 24.21 | 0.00 | 4.23 | 28.44 | 3,778.83 |
| 1200 | HTS SUBS, Inc. (Jers | Retail - Modified | 03/29/2009 | 03/31/2019 | 121 | 1,180 | 28,561.92 | 24.21 | 0.00 | 4.23 | 28.44 | 3,441.66 |
| 1300 | Atlanta's Best Burge | Retail - Modified | 07/15/2009 | 05/30/2019 | 119 | 2,500 | 58,749.96 | 23.50 | 0.00 | 4.23 | 27.73 | 6,741.67 |
| 1500 | Three Dollar Cafe | Retail - Modified | 02/10/2015 | 02/28/2025 | 121 | 6,077 | 162,744.00 | 26.78 | 0.00 | 5.26 | 32.04 | 13,167.00 |
| 0150 | VACANT | N/A | | | - | 1,500 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| 0200 | VACANT | N/A | | | - | 1,800 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| 0300 | VACANT | N/A | | | - | 1,800 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| 0400 | VACANT | N/A | | | - | 1,779 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| 0800 | VACANT | N/A | | | - | 1,400 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| 0850 | VACANT | N/A | | | - | 1,000 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| 0950 | VACANT | N/A | | | - | 1,110 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| 1400 | VACANT | N/A | | | - | 2,700 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| 1600 | VACANT | N/A | | | - | 3,000 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| 1700 | VACANT | N/A | | | - | 3,400 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |

## Summary

| | Total Units | Percentage | Total Area | Percentage | Total Base Rent | Total Rent Per Area | Total Recovery Per Area | Total Misc Per Area | Total Charges Per Area | Total Deposit |
|---|---|---|---|---|---|---|---|---|---|---|
| Occupied | 9 | 47.37% | 19,593 | 50.13% | 510,003.12 | 26.03 | 0.00 | 4.75 | 30.78 | 52,739.93 |
| Vacant | 10 | 52.63% | 19,489 | 49.87% | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| **Totals** | 19 | | **39,082** | | **510,003.12** | **13.05** | **0.00** | **2.38** | **15.43** | **52,739.93** |

Tuesday, May 24, 2016

Exhibit B-2-2

EXHIBIT C

LIST OF PERSONAL PROPERTY

Office Leasing Area:

1	Office desks
1	HP Computer/ Keyboard and Mouse
1	ViewSonic Flatscreen Monitor
1	Rolling Computer Desk Chair
2	Metal Leather backed Guest Chairs
1	Credenza w/ shelves and cabinets above
2	Curtain (4 panels, 2 rods)
2	Artwork (Paintings – Medium)
2	Tables (long, rectangle with stone top surface)
1	Coffee Table (rectangular wood)
4	Black Leather Arm Chairs
2	Small, thin, rectangular metal end tables
1	Metal dish (candy dish)
7	Vases (2 metal, 2 white pottery, 3 multicolored glass)
1	Flat screen wall mounted television (approx. 42”)

Leasing Office Hallway/Kitchen:

4	Artwork (Paintings – Medium)
3	Design Boards (Framed Tenside Finish Design Board Displays)
1	Set of Whirlpool Appliances (Stainless Steel Fridge, Microwave, Dishwasher)
1	Toaster Oven
1	Kitchenaid Coffeemaker
1	Blender
1	Bar Top Table
2	Bar stools
1	13 gallon Trash Can
2	Vases (Pottery vases)
1	Dry Erase Board

Leasing Office Restroom:

1	Round Corner Table
2	Trash Cans (Large and small silver metal)
1	Artwork (Painting – Large)
1	Artwork (Painting – Medium)
1	Mirror (Oval – over sink)
1	Wooden decorative bowl

Exhibit C-1

Leasing Office Hallway Closet – File Room:

2	File Cabinets (5 drawer lateral)
1	Sound System (includes: Yamaha receiver, speaker control system, Alibi CD player)
1	HP Tower

Leasing Office “Back Room”:

1	Keytrak Machine (2 drawers, monitor, mouse, keyboard, computer)
2	HP Desktop Computers & Keyboards, Mouse
2	Acer flatscreen monitors
1	HP LaserJet Printer (HP LaserJet P1505)
1	Rolling Desk Chair
1	Small Fellows Paper Shredder
1	ILCO Series 045 Key Maker
1	Toshiba Phone
2	Peg Boards
1	Electric Swingline 3 Hole Punch
1	Dry Erase Board
1	Ricoh Coper (Afico MP C300 series)
2	Trash Cans
2	Security Systems (Ecor 264 16x1 – Includes 2 Monitors video receivers and full systems)

Leasing Office Conference Room:

2	Artwork (Paintings – Large)
1	Curtains (2 panels and rod)
1	Conference Table (Rectangular Wooden)
5	Rolling Desk Chairs
1	Clear Plastic Chair
1	Conference Board (Wall mounted cabinet style)
1	Trash Can
3	Plastic Rolling Carts
1	Metal Dolly

Managers Office:

1	Office Desk
1	Toshiba Phone
1	Rolling Computer Desk Chair
2	Metal Leather backed Guest Chairs
1	Credenza
1	Credenza w/ shelves and cabinets above
1	HP LaserJet Printer (HP LaserJet 2035)
1	HP Desktop Computer & Keyboard, Mouse, Speaker
1	ViewSonic Flatscreen Monitor
Exhibit C-2

1	Curtains (2 panels with rod)
2	Art work (Paintings – Large)
1	Trash Can
1	Safe

Assistant Managers Office:

1	L” Shape Desk
3	Rolling Computer/Desk Chairs
1	Credenza
1	Trash Can
1	Shredder
1	Check Scanner
1	Toshiba Phone
1	HP Desktop Computer & Keyboard, Mouse, Speakers
1	HP LaserJet Printer (HP LaserJet 2015)
1	ViewSonic Flatscreen Monitor
2	Curtains (4 panels and 2 rods)
2	Art work (Paintings – Large)
1	2-hole hole punch
1	Post-It Note Holder

Business Center:

2	Bar Top Tables (Metal Base)
4	Bar Top Chairs
1	Printer (HP LaserJet 3050)
2	Trash Cans (1 Large, 1 Small)
3	Dell Desktop Computers & Keyboard/Mouse
3	Flatscreen OptiPlex 7040 Monitors
3	Desk Chairs
2	Artwork (Pictures – Large)
1	Cabinet (Single Door free standing black)
1	Flavia Coffee Machine
1	Flavia Coffee Holder (9 Drawer plastic fixture)
1	Accessory holder (black plastic)

Model Unit 1210 (Kitchen):

1	Floor Rug (Orange, Rectangular 2x3)
3	Glass Jars (Large, Medium, Small)
1	Teapot
1	Artwork (Small framed picture)
2	Placemats (Rectangular, Black)
2	Place Settings (large wooden square plate, large round white plate, small round white plate, white bowl, small clear glass, 2 spoons, 2 forks, cloth napkin, napkin ring)
Exhibit C-3

2	Barstools (Metal base with red fabric seating, adjustable height)

Model Unit 1210 (Hallway):

1	Artwork (Large rectangular painting)

Model Unit 1210 (Living Room):

1	Arm Chair – Zebra print
1	Couch – Beige velour fabric
1	Throw Pillow – Large, Red
2	Arm Chairs – Black Leather with wooden arm accents
1	Coffee Table – 2 tiered pieces, glass, rectangle
1	Area Rug – Geometric, multi-colored browns 5x8
1	Nesting Table – Set of 2, black, square
1	TV Stand – Rectangular, 4 drawer with center door
1	Extending Floor Lamp – Rectangular marble base with stainless steel metal pole overhand and round stainless steel shade
4	Vases
2	Silk Plants – large and small
1	10 piece wall décor – 5 wooded blocks and 5 ceramic vases
1	Faux mounted television
1	Table top décor – black wooden leaf

Model Unit 1210 (Sunroom):

1	Desk – Glass w/metal frame
1	Rolling Desk Chair
1	Desktop Décor – Red box/organizer
1	Artwork – Medium Picture
9	Books
1	Shelf Unit – Wooden w/6 shelves
3	Vases – Brown
1	Bowl – Designed metal, large
1	Decoration – 3 tiered décor – large, medium, small
1	Vase – small, white, ceramic
1	Curtains – 2 panel, rod
1	Faux Laptop

Model Unit 1210 (Closet):

2	Photo Boxes – red
1	Vase – clear, tall, glass
1	Hamper – Round, wooden
Exhibit C-4

Model Unit 1210 (Bedroom):

1	Queen Mattress
1	Queen Bed Frame – Fabric covered base and headboard
1	Queen Comforter Set – Sheets, shams, comforter, throw blanket, pillows (2)
2	Throw Pillows
1	Curtains – 2 panels, rod
2	Bedside Tables – wooden with drawers
3	Lamps – SS base with white lamp shades
1	Dresser – Black, large, 8 drawers
1	Side Chair – Grey Fabric
1	Silk plant – Small
2	Vases – Red
1	Décor – Silver orb
1	Book
1	Artwork – Large rectangular painting
1	Wall Décor – Silver round wall hanging

Model Unit 1210 (Bathroom):

1	Shower Curtain
2	Artwork – Large, Small
1	Towel
2	Décor – SS soap pump and dish

Fitness Area:

1	Fitco Strength System SP4403 Multi-Press Machine
1	Precor FTS Glide Machine
1	Fitco Strength System Lat/Row Machine
1	Fitco Strength System Inner/Outer Thigh Machine
1	Fitco Strength System Bicep/Tricep/Curl Extension Machine
1	Fitco Strength System Leg Extension/Curl Machine
1	Fitco Strength System Leg Press/Calf Raise Machine
1	Fitco Strength System Ab Crunch/Back Extension Machine
1	Precor EFX5321 Cross Ramp Machine w/Cardio Theater
1	Precor 842I Adjustable Bike w/Cardio Theater
1	Precor 946I Treadmill w/Cardio Theater
1	Precor EFX534I Elliptical w/Cardio Theater
2	Precor Stretch Trainer
1	Precor Assisted Ab Crunch Bench
2	Star Trac TRX Treadmills w/Cardio Theater
1	Star Trac SCTX Elliptical w/Cardio Theater
1	Performance Series Deluxe Vertical Knee Raise
2	Yoga Balls
12	Workout Mats – Black, padded, tri-fold
Exhibit C-5

1	TAG Weight Bench
1	TKO 3 tier Weight Storage Shelf
1	Set TKO Weight Balls – 2 each of 2,4 and 12 lbs
1	Set TKO Weight Balls – 1 each of 8,9, and 10 lbs
1	Set Kettlebells – 2 each of 10, 12,15, 18, 20, 25, 35, 40 lbs
1	Set TKO Metal Dumbbells – 2 each of 5, 10, 15, 20, 25, 30, 35, 40, 45, 50 lbs
2	32” Flat panel TVs
7	Artwork – Large fitness pictures
1	Trash Can
1	Soda Machine (Outside fitness room)

Clubroom:

4	42” Panasonic Flat panel TVs
3	Round Bar Top Tables
9	Bar Top Chairs – White Leather
3	Table Top Décor – Large clear blue glass lidded jars
4	Arm Chairs – Grey Velour
4	Accent Pillows
1	Coffee Table – Oval wooden
3	Table Top Décor – Small clear blue glass vases
1	Pool Table – Complete w/cues, balls, rack
7	Window Treatments – Window box valances
1	Bar Height Long Table – Long wavy shape, metal base, glass top
9	Bar Height Chairs – Metal base, clear plastic seats
2	Chairs – Brown fabric
2	Accent Pillows
1	Shuffleboard game – Large w/accessories and electronic scoreboard
1	Foosball Table – Full size
6	Artwork – Large Paintings
1	SS Whirlpool Kitchen Appliances – Fridge, Microwave, Warming Drawer
1	13 gallon trash can

Laundry Room:

1	27” Mounted Flat screen TV
1	Rolling Cart/Basket
4	Washers – Maytag heavy Duty Coin Operated
6	Dryers – Maytag stacked commercial Coin Operated
4	Artwork – Small Pictures
2	Wooden Benches
1	Wooden Coffee Table
1	Change Machine
1	Trash Can
Exhibit C-6

Pool:

32	Lounge Chairs
8	Bar Height Tables – Square
36	Bar Height Chairs
3	Table Umbrellas – Blue
16	Planters
8	Side Tables – Short, Small
8	Hanging Planters
6	Outdoor Trash Cans
1	SS Gas Grill
1	Picnic Table
2	Wooden Benches
3	Pool Cleaning Tools – Skimmer/Pole/Brush
1	Life Preserver

Maintenance Shop:

1	Mobile Shop Cart
1	Recovery HVAC Unit
1	HVAC Vacuum Pump
2	Portable A/C units
4	Outside unit fan motor
2	Inside fan motor
1	UV light leak detection system
2	Refrigerant charging scales
1	TIF Refrigerant leak detector
1	Carpet fan blower
1	Purging regulator
1	Gas-Mate Gas leak detector
2	Heat gun
1	Kwikset Pro-Door lock installation kit
1	FLLKE network Toner and Probe kit
1	DEWALT Power tool kit
1	Moisture meter
1	Outside HVAC unit
2	Shop Vac
2	Inside HVAC units
1	Microwave
1	Stove
1	Dishwasher
1	Landscaping air blower
1	Pressure washer with water heater
1	Grill
4	Refrigerator doors

Exhibit C-7

EXHIBIT D

LIST OF SERVICE CONTRACTS AND EQUIPMENT LEASES

#	VENDOR NAME	TYPE OF SERVICE
1	Advanced Disposal Services Atlanta, LLC ("Advanced Disposal") [1]	Waste Removal Services
2	At&t [2]	Gate Phone Line Service
3	Austin Outdoor, LLC [3]	Landscaping Service
4	Cantrell Pest Management Inc.	Extermination Service
5	ChoreMate Amenity Services [4]	Valet Trash (Door to Door Pick-Up Service)
6	Colt Security	Alarm Monitoring
7	Comcast [2]	Cable Service (Apartment Units, Fitness Center & Club Room)
8	Conex Recycling	Recycling Pick-Up Service
9	Door King [5]	Electronic Directory Repairs
10	Fire & Life Safety America, Inc.	Fire Sprinkler/Extinguisher/Alarm Inspections (Not Monitoring)
11	Fitness Equipment Sales	Fitness Equipment Maintenance
12	Jowers & Company	Janitorial Services
13	KeyTrak, Inc. [6]	Key Control System
14	Kings III of America, Inc.	Elevator & Pool Emergency Phone Lines
15	Mac-Gray Services, Inc. [4]	Laundry Room Equipment
16	Ricoh [3]	Copier Service & Maintenance
17	Surround Protection & Investigation, LLC	Courtesy Patrol Service
18	ThyssenKrupp Elevator Corporation	Elevator Maintenance
19	Wesley Contracting, Inc	Unit Turn Service
20	Windstream (Originally Nuvox)	Office Phones/ Internet

1.	If this agreement is not assumed, a termination fee will be charged. Reference the service agreement to determine the termination fee.
2.	There is no agreement for this vendor. A copy of an invoice is being made available for review.
3.	This agreement is assumable with vendor approval.
4.	This agreement is binding upon a sale and requires the Purchaser to assume the agreement.
5.	This service is not assignable to the Purchaser. The Purchaser will need to engage the vendor for a new service/membership agreement.
6.	This agreement is assumable with vendor approval and a $200 transfer fee.

Exhibit D-1

EXHIBIT E

FORM OF EARNEST MONEY ESCROW AGREEMENT

Escrow No.:____________

Date:__________________

EARNEST MONEY ESCROW AGREEMENT

The sum of $_________ of earnest money will be deposited with Chicago Title Insurance Company, as escrowee (“Escrowee”), on or about the time of the execution of this Agreement, and an additional $______________ of earnest money may be deposited with Escrowee, subject to and in accordance with the terms and conditions of Section 2.3(a) of the Agreement of Purchase and Sale described below. All of the funds deposited with Escrowee hereunder shall be disbursed by Escrowee only upon the joint order of the undersigned or their respective legal representatives or assigns.

Except for any such joint order, Escrowee is hereby expressly authorized to disregard, in its sole discretion, any and all notices or warnings given by any of the parties hereto, or by any other person or corporation, but Escrowee is hereby expressly authorized to comply with and obey any and all orders or decrees entered or issued by any court, with or without jurisdiction, and in case Escrowee obeys or complies with any such order or decree of any court it shall not be liable to any of the parties hereto or any other person, firm or corporation by reason of such compliance, notwithstanding any such order or decree being entered without jurisdiction or being subsequently reversed, modified, annulled, set aside or vacated. In case of any suit or proceeding regarding this escrow agreement to which Escrowee is or may at any time become a party (except a suit or proceeding arising from Escrowee’s breach of its obligations hereunder), Escrowee shall have a lien on the contents hereof for any and all out-of-pocket costs, including reasonable attorneys’ fees, whether such attorneys shall be regularly retained or specially employed, and any other reasonable expenses which it may have incurred or become liable for on account thereof, and it shall be entitled to reimburse itself therefor out of said deposit, and the undersigned jointly and severally agree to pay Escrowee, upon demand, all such costs, fees and expenses so incurred. In no case shall the above mentioned deposits be surrendered except on an order signed by the parties hereto, their respective legal representatives or assigns, or in obedience of the process or order of court as aforesaid.

Deposits made pursuant to these instructions may be invested on behalf of any party or parties hereto; provided that any direction to Escrowee for such investment shall be expressed in writing and contain the consent of all the parties to this escrow agreement, and also provided that Escrowee is in receipt of the taxpayer’s identification number and investment forms as required. Escrowee will, upon request, furnish information concerning its procedures and fee schedules for investment.

In the event the Escrowee is requested to invest deposits hereunder, Escrowee is not to be held responsible for any loss of principal or interest which may be incurred as a result of making the investment for the purposes of these escrow instructions unless such loss results from the negligence or intentional misconduct of Escrowee.

Exhibit E-1

Except as to deposits of funds for which Escrowee has received express written direction concerning investment or other handling, the parties hereto agree that the Escrowee shall be under no duty to invest or reinvest any deposits at any time held by it hereunder. Escrowee may commingle any uninvested deposits with other deposits or with its own funds in the manner permitted under applicable law; provided, however, nothing herein shall diminish Escrowee’s obligation to apply the full amount of the deposits, plus all interest and earnings thereon, in accordance with the terms of this Agreement.

The undersigned Purchaser and Seller acknowledge that the amount deposited hereunder is the Earnest Money described in and governed by that certain Agreement of Purchase and Sale dated _____________, 2016 between the undersigned Seller and Purchaser. Seller and Purchaser agree to execute all joint directions and take all other actions required hereunder to cause the Earnest Money to be disbursed and applied in the manner required under said Agreement of Purchase and Sale.

SELLER: WATERTON TENSIDE OWNER, L.L.C., a Delaware limited liability company By:________________________________ Its:________________________________
PURCHASER: __________________________________ By:________________________________ Its:________________________________
ACCEPTED BY ESCROWEE: CHICAGO TITLE INSURANCE COMPANY By:________________________________ Name:______________________________ Its:_________________________________ Address:

Exhibit E-2

EXHIBIT F

FORM OF COVENANT REGARDING CONDOMINIUM CONVERSION

DECLARATION OF RESTRICTIONS

THIS DECLARATION OF RESTRICTIONS (this “Declaration”), made as of this ____ day of ________, 2016, by WATERTON TENSIDE OWNER, L.L.C., a Delaware limited liability company (“Declarant”), with its principal offices located at c/o Waterton Associates, 30 South Wacker, Suite 3600, Chicago, Illinois 60606.

RECITALS

A.    Pursuant to that certain Lease Agreement dated as of December 1, 2009, between Ten Side Holdings, LLC, a Georgia limited liability company (the “Original Lessee”), as lessee, and the Atlanta Development Authority, a public body corporate and politic of the State of Georgia (“Lessor”), and that certain Memorandum of Lease dated as of December 29, 2009, by and between Original Lessee, as lessee, and Lessor, as lessor, recorded on December 30, 2009, in the Official Records of the Superior Court of Fulton County, Georgia in Deed Book 48667, Page 521, as assigned to Declarant pursuant to that certain Assignment and Assumption of Lease Documents and Option Rights dated as of August 24, 2011, between Original Lessee and Declarant, recorded on August 25, 2011, in the Official Records of the Superior Court of Fulton County Georgia, in Deed Book 50326, Page 652 (collectively, as amended and assigned, the “Lease”), Declarant is the lessee of a tract of land located in Atlanta, Georgia, more particularly described on Exhibit A attached hereto and incorporated herein by reference (the “Property”).

B.     The Property has been developed as a [___] residential unit (each, a “Residential Unit”) “for-rent” multi-family apartment complex on the Property (the “Project”).

C.     During the Restriction Period, hereinafter set forth, Declarant intends to assure that no Residential Unit may be converted to or sold as a condominium unit.

D.    Declarant desires to impose a restriction on the Property inuring to the benefit of Declarant and its members prohibiting the conversion or sale of any Residential Units to third parties as condominium units at any time prior to the expiration of the Restriction Period, subject to the terms hereof.

STATEMENT OF RESTRICTIONS

NOW, THEREFORE, in consideration of the covenants set forth in this Declaration and for the purposes set forth above, Declarant hereby imposes and places upon the Property the following restrictions:

1.1  Definitions. For purposes of this Declaration, the following terms used in this Declaration shall have the meaning ascribed to them below:

1.1.1                                Reserved.

Exhibit F-1

1.1.2                                “Owner” shall mean and refer to Declarant or its successor in title then owning the rights, interests, benefits, and privileges of the lessee under the Lease.

1.1.3                                The “Restriction Period” shall be the period beginning on the date this Declaration is recorded and ending upon the earliest of (i) expiration of the applicable statute of limitation or repose under Georgia law for any cause of action against Owner for construction defects in respect to the construction of the Project; or (ii) the written consent of the Declarant to any earlier termination of the Restriction Period; or (iii) so long as Georgia law limits the period during which covenants restricting lands to certain uses may run, any provision of this Declaration affected by any such limitation shall run with and bind the land for the maximum period permitted by Georgia law from the date this Declaration is filed for record in the office of the Clerk of Superior Court of Fulton County, Georgia (including any extensions of such maximum period that may be enacted after such filing), after which time, to the extent permitted by applicable law, and subject to any earlier expiration or termination of this Declaration pursuant to the foregoing clause (i) or (ii), this Declaration shall be automatically extended and renewed for successive periods of ten (10) years each unless an instrument in writing signed by Declarant and Owner has been recorded agreeing to terminate this Declaration.

1.2  Restriction Limiting the Sale of Residential Units.

1.2.1                                During the Restriction Period, unless otherwise consented to in writing by Declarant: (i) no portion of the Project or the Property shall be converted to a condominium or similar form of ownership; and (ii) no portion of the Project or the Property shall be marketed, conveyed, sold or otherwise transferred as condominium units or similar type of ownership units.

1.2.2                                Upon the expiration or earlier termination of the Restriction Period, this Declaration shall terminate with respect to periods of time after such expiration or earlier termination, and Declarant shall execute any and all documents reasonably requested by Owner to confirm such termination, but such termination shall occur automatically without the necessity of any execution of such document by Declarant; provided, however, that such termination shall not operate to relieve Owner from liability for a default under the Declaration occurring prior to the date of termination and Owner shall remain obligated to Declarant with respect to any such liability.

1.3  Amendment to Declaration. This Declaration may be amended only by a written agreement executed by Owner and Declarant.

1.4  Binding Effect. It is understood that this Declaration is a covenant running with the Property and each portion thereof and that this Declaration shall be binding upon Owner and inure to the benefit of, Declarant and all successors and assigns and successors in title of Declarant and any other party that may hereafter acquire any right in and to all or any part of the Property. Notwithstanding any provisions in this Declaration to the contrary, an Owner shall be personally liable for the covenants and obligations accruing hereunder during the period it owns the Property only, it being intended that upon the conveyance of an Owner’s leasehold interest in the Property, that Owner shall thereupon be released of any liability hereunder as to the Property conveyed for any breach of this Declaration or claim arising under this Declaration accruing after (and not on or before) the date of such conveyance.

Exhibit F-2

1.5  Remedies for Breach. The terms and conditions of this Declaration shall be enforceable by Owner and Declarant, and their respective successors and assigns and successors in title, by actions for damages, specific performance or injunction, in addition to any other remedies available at law or in equity. Failure of any person to enforce this Declaration shall not be deemed a waiver of the right to do so. Any person who prevails in any action to enforce this Declaration will be entitled to recover reasonable attorneys’ fees and other reasonable costs of enforcement.

1.6  Private Agreement. This Declaration shall not be construed to grant any rights to the public in general or other third parties not expressly benefited by this Agreement.

1.7  Miscellaneous. A determination that any provision of this Declaration is invalid or unenforceable will not affect the validity or enforceability of any other provision of this Declaration or the enforceability of that provision under other circumstances.

[Signatures on following page]

Exhibit F-3

IN WITNESS WHEREOF, Declarant has executed this Declaration under seal as of the day and year first above written.

DECLARANT:

WATERTON TENSIDE OWNER, L.L.C.,
a Delaware limited liability company

By:
Name: Title: Authorized Signatory

STATE OF ILLINOIS }

} SS.

COUNTY OF COOK }

I, the undersigned a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY, that the above named _________________, being an Authorized Signatory of Waterton Tenside Owner, L.L.C., a Delaware limited liability company, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Authorized Signatory, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said company for the uses and purposes therein set forth.

Given under my hand and Notary Seal, this ___ day of ___, 2016.

________________________________

Notary Public

My Commission Expires:

________________________________

Exhibit F-4

 EXHIBIT G-1

FORM OF ASSIGNMENT AND TRANSFER OF BOND

ASSIGNMENT AND TRANSFER OF BOND

(The Atlanta Development Authority Taxable Lease Purchase Revenue Bond

(Tivoli Tenside Project) Series 2009 in the principal amount of $70 million and designated “R-1”)

FOR VALUE RECEIVED, Waterton Tenside Owner, L.L.C., a Delaware limited liability company, the undersigned, hereby sells, assigns and transfers unto ______________________________________, a _____________________________ (Tax Identification No. ____________________________), the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints The Bank of New York Mellon Trust Company, N.A., as Trustee attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _______________, 2016

Signature Guarantee:	Waterton Tenside Owner, L.L.C., a Delaware limited liability company

By:
Name:
Authorized Officer	Its:

Signature must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program (STAMP) or similar program.

Exhibit G-1-1

 EXHIBIT G-2

FORM OF ALLONGE TO BOND R-1

ALLONGE

to

Bond R-1

(Atlanta Development Authority

Taxable Lease Purchase Revenue Bond

(Tivoli Tenside Project) Series 2009

in the principal amount of $70 million

and designated “R-1”)

A request to transfer the attached Bond R-1 to ______________________________, a ___________________________, has been made to The Bank of New York Mellon Trust Company, N.A., as Trustee, under the Indenture of Trust (the “Indenture”) between The Atlanta Development Authority and said Trustee, dated as of December 1, 2009, pursuant to Section 207 of the Indenture. This Bond R-1 will be surrendered for Bond R-2 registered to ______________________________, a ___________________________, upon its execution, authentication and delivery.

THIS BOND R-1 CANNOT BE TRANSFERRED TO ANY OTHER ENTITY AND REMAINS SUBJECT TO ALL RESTRICTIONS GOVERNING BOND R-1, INCLUDING ANY TRANSFER RESTRICTIONS SET FORTH THEREIN.

[Remainder of page is blank; signature pages follow]

Exhibit G-2-1

IN WITNESS WHEREOF, the undersigned have executed this Allonge as of the date written below.

Waterton Tenside Owner, L.L.C.,
a Delaware limited liability company

By:
Date of signature:_________________	Name:
Its:

[signatures continue on next page]

Exhibit G-2-2

______________________________, a ___________________________, as transferee of Bond R-1

By:
Name:
Date of signature:_________________	Its:

Exhibit G-2-3

EXHIBIT H

FORM OF BILL OF SALE

BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, that WATERTON TENSIDE OWNER, L.L.C., a Delaware limited liability company (“Seller”), in consideration of Ten and 00/00 Dollars ($10.00), the receipt and sufficiency of which are hereby acknowledged, does hereby sell, assign, transfer, quit claim and set over unto _______________ (“Purchaser”), all personal property described on Exhibit A attached hereto (the “Personal Property”) located at the property legally described on Exhibit B attached hereto.

TO HAVE AND TO HOLD the Personal Property unto Purchaser and Purchaser’s legal representatives, successors and assigns forever.

THE PERSONAL PROPERTY SOLD HEREUNDER IS SOLD IN ITS “AS IS”, “WHERE IS” CONDITION WITHOUT ANY REPRESENTATION OR WARRANTY BY SELLER. The covenants, agreements, indemnities and limitations provided in that certain Agreement of Purchase and Sale, dated as of __________, 2016 (the “Agreement”), by and between Seller and Purchaser, with respect to the property conveyed hereunder are hereby incorporated herein by this reference as if herein set out in full and shall inure to the benefit of and shall be binding upon Seller and Purchaser and their respective successors and assigns.

This Bill of Sale shall be governed by Sections 7.1, 7.2, 14.3, 15.4 and 15.9 of the Agreement.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of the _____ day of ________________, 2016.

SELLER:

WATERTON TENSIDE OWNER, L.L.C.,
a Delaware limited liability company

By:
Its:

Exhibit H-1

EXHIBIT I

ASSIGNMENT AND ASSUMPTION OF LEASES

FOR AND IN CONSIDERATION of the sum of Ten Dollars ($10.00) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, WATERTON TENSIDE OWNER, L.L.C., a Delaware limited liability company (“Assignor”), hereby sells, transfers, assigns, delegates and sets over unto ____________________ (“Assignee”), its legal representatives, successors and assigns, all of Assignor’s rights, title, interests, duties, obligations and liabilities in, to and under those certain leases and other leasing agreements referred to on Exhibit A attached hereto (the “Leases”) affecting the property legally described on Exhibit B attached hereto.

Assignee does hereby accept the foregoing assignment of the Leases, and does hereby assume and agree to perform, fulfill and observe all of the duties, obligations and liabilities to be performed, fulfilled or observed by the landlord under the Leases arising on and after the date hereof, as if Assignee was the original landlord under the Leases. Assignor shall defend, indemnify and hold harmless Assignee from and against any and all Claims (as defined below) asserted against or incurred by Assignee as a result of any acts or omissions of Assignor prior to the date of this Assignment and Assignee shall defend, indemnify and hold harmless Assignor from and against any all Claims asserted against or incurred by Assignor as a result of any acts or omissions of Assignee on or after the date of this Assignment. "Claims" means claims, demands, causes of action, losses, damages, liabilities, judgments, costs and expenses (including attorneys' fees, whether suit is instituted or not). Notwithstanding the foregoing, Assignor shall have no liability whatsoever to Assignee for any Claims: (a) unless the valid Claims collectively aggregate more than Fifty Thousand Dollars ($50,000), in which event the full amount of such valid Claims along with (i) any amount due by Assignor pursuant to the Assignment and Assumption of Contracts and Additional Property of even date herewith made by Assignor and Assignee, and (ii) Section 6.5 of the Agreement (as defined below) shall be actionable up to, but not in excess of Nine Hundred Fifty-Five Thousand One Hundred Twenty Eight Dollars ($955,128) (the "Cap") in the aggregate for all liability; and (b) unless written notice containing a description of the specific nature of any such Claims shall have been given by Assignee to Assignor prior to the end of the Survival Period (as defined in the Agreement) and an action shall have been commenced by Assignor against Assignee within nine (9) months after the date of this Assignment. In no event shall Assignor be liable for any incidental, consequential or punitive damages, or for any damages in excess of the Cap.

The covenants, agreements, indemnities and limitations provided in that certain Agreement of Purchase and Sale, dated as of _____________, 2016, by and between Assignor and Assignee (the “Agreement”), with respect to the property conveyed hereunder are hereby incorporated herein by this reference as if herein set out in full and shall inure to the benefit of and shall be binding upon Assignor and Assignee, and their respective successors and assigns. This Assignment and Assumption of Leases shall be governed by Sections 7.1, 7.2, 14.3, 15.4 and 15.9 of the Agreement.

Exhibit I-1

This Assignment and Assumption of Leases may be executed in counterparts, and as so executed shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption of Leases as of the ____ day of ___________, 2016.

ASSIGNOR:

WATERTON TENSIDE OWNER, L.L.C.,
a Delaware limited liability company

By:
Its:

ASSIGNEE:

By:
Its:

Exhibit I-2

EXHIBIT J

ASSIGNMENT AND ASSUMPTION OF CONTRACTS
AND ADDITIONAL PROPERTY

FOR AND IN CONSIDERATION of the sum of Ten Dollars ($10.00) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, WATERTON TENSIDE OWNER, L.L.C., a Delaware limited liability company (“Assignor”), hereby sells, transfers, assigns, delegates and sets over unto _________________ (“Assignee”), its legal representatives, successors and assigns, all of Assignor’s rights, title, interests, duties, obligations and liabilities under or with respect to the “Service Contracts” and “Additional Property,” as such terms are defined and described in that certain Agreement of Purchase and Sale dated _____________, 2016 between Assignor and Assignee, which relate to the operation of the property described on Exhibit A attached hereto (the “Property”).

Assignee does hereby accept the foregoing assignment of the Service Contracts and the Additional Property, and does hereby assume and agree to perform, fulfill and observe all of the duties, obligations and liabilities to be performed, fulfilled or observed by the owner (or tenant) of the Property under or with respect to the Service Contracts or the Additional Property, as if Assignee was the original named party under the Service Contracts and with respect to the Additional Property. Assignee does hereby accept the foregoing assignment of the Leases, and does hereby assume and agree to perform, fulfill and observe all of the duties, obligations and liabilities to be performed, fulfilled or observed by the landlord under the Leases arising on and after the date hereof, as if Assignee was the original landlord under the Leases. Assignor shall defend, indemnify and hold harmless Assignee from and against any and all Claims (as defined below) asserted against or incurred by Assignee as a result of any acts or omissions of Assignor prior to the date of this Assignment and Assignee shall defend, indemnify and hold harmless Assignor from and against any all Claims asserted against or incurred by Assignor as a result of any acts or omissions of Assignee on or after the date of this Assignment. "Claims" means claims, demands, causes of action, losses, damages, liabilities, judgments, costs and expenses (including attorneys' fees, whether suit is instituted or not). Notwithstanding the foregoing, Assignor shall have no liability whatsoever to Assignee for any Claims: (a) unless the valid Claims collectively aggregate more than Fifty Thousand Dollars ($50,000), in which event the full amount of such valid Claims along with (i) any amount due by Assignor pursuant to the Assignment and Assumption of Contracts and Additional Property of even date herewith made by Assignor and Assignee, and (ii) Section 6.5 of the Agreement (as defined below) shall be actionable up to, but not in excess of Nine Hundred Fifty-Five Thousand One Hundred Twenty Eight Dollars ($955,128) (the "Cap") in the aggregate for all liability; and (b) unless written notice containing a description of the specific nature of any such Claims shall have been given by Assignee to Assignor prior to the end of the Survival Period (as defined in the Agreement) and an action shall have been commenced by Assignor against Assignee within nine (9) months after the date of this Assignment. In no event shall Assignor be liable for any incidental, consequential or punitive damages, or for any damages in excess of the Cap.

The covenants, agreements, representations, warranties, indemnities and limitations provided in the Agreement, with respect to the interests conveyed hereunder are hereby incorporated herein by this reference as if herein set out in full. This Assignment and Assumption of Contracts and Additional Property shall be binding on and shall inure to the benefit of Assignor and Assignee and their respective legal representatives, heirs, successors and assigns, and shall also be governed by Sections 7.1, 7.2, 14.3, 15.4 and 15.9 of the Agreement.

Exhibit J-1

This Assignment and Assumption of Contracts and Additional Property may be executed in counterparts, and as so executed shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption of Contracts and Additional Property as of the ____ day of _______________, 2016.

ASSIGNOR:

WATERTON TENSIDE OWNER, L.L.C.,
a Delaware limited liability company

By:
Its:

ASSIGNEE:

By:
Its:

Exhibit J-2

EXHIBIT K

FORM OF NOTICE TO TENANTS

____________, 2016

TO ALL TENANTS OF TENSIDE APARTMENTS

Re: Transfer of Ownership of Property

Dear Tenant:

You are hereby advised that the above referenced property in which you are a tenant was sold and your lease was assigned and transferred effective as the date of this letter to [PURCHASER]. Your security deposit, if any, has been transferred to the new owner, whose address is set forth below. The above referenced property will be managed by [MANAGEMENT COMPANY] and all checks for rent and other charges should be made payable to [PURCHASER] and forwarded to:

[MANAGEMENT COMPANY]

[Property Address]

In accordance with the terms of your lease, copies of all future notices to landlord should be sent to:

[PURCHASER]

Your security deposit, if any, delivered to Landlord pursuant to your lease has been transferred to [PURCHASER], and will be held at the following financial institution:

[INSERT NAME AND ADDRESS OF PURCHASER BANK]

If you have any questions or need any additional information, please feel free to contact the management office at [Telephone Number].

Exhibit K-1

Sincerely,
SELLER:

WATERTON TENSIDE OWNER, L.L.C.,
a Delaware limited liability company

By:
Its:

PURCHASER:

By:
Its:

Exhibit K-2

EXHIBIT L

FORM OF SELLER’S AFFIDAVIT REGARDING BROKERS

The undersigned deponent, [Seller Contact: ____________________] (the “Deponent”), having personally appeared before the undersigned notary public and first having been duly sworn according to law, deposes and says under oath, to the actual present knowledge of Deponent (without inquiry), as follows:

1.           Deponent is presently a ____________ of [Seller Owner: _________________________], [Seller Owner: a _________________________], which is a ______________ of [Seller: ____________________], [Seller: a ____________________] (the “Owner”).

2.           In such capacity, the Deponent has personal knowledge of the facts sworn to in this affidavit and such facts are true and correct.

3.           The Owner is the owner of a certain leasehold interest in real estate, a description of which is set forth on Exhibit A to that certain Assignment and Assumption of Lease Documents executed as of even date herewith from Owner in favor of [Grantee/Assignee: _______________________] (“Grantee”) and made a part hereof (the “Property”).

4.           [OPTION: NO BROKER: Owner has not entered into any written agreement with, or otherwise engaged the services of, any commercial real estate broker for the payment of a real estate commission or fee relating to the purchase, sale, management, leasing or other licensed services pertaining to Commercial Real Estate (as defined in O.C.G.A. § 44-14-601(3)), and Owner has received no notice of any lien for any such services. This Affidavit is given to induce a title insurance company to permit a policy or policies of title insurance to be issued without exception for any possible lien arising from the Commercial Real Estate Broker Lien Act (O.C.G.A. § 44-14-600 et seq.).

4.           [OPTION: YES, BROKER: Except only for [Seller Broker Company: _____________], who is to be paid a commission upon closing of the conveyance of the Property in the amount set forth on the Closing Statement between Owner and Grantee of even date herewith and any other commercial real estate broker disclosed on said Closing Statement (and except for [Buyer Broker Company: _____________], who is to be paid a portion of such commission by [Seller Broker Company: _____________]), Owner has not entered into any written agreement with, or otherwise engaged the services of, any commercial real estate broker for the payment of a real estate commission or fee relating to the purchase, sale, management, leasing or other licensed services pertaining to Commercial Real Estate (as defined in O.C.G.A. § 44-14-601(3)), and Owner has received no notice of any lien for any such services. With respect to [Seller Broker Company: _____________] and any other commercial real estate broker disclosed on said Closing Statement, the amount shown thereon is payment in full satisfaction of all amounts owed to said broker or brokers. This Affidavit is given to induce a title insurance company to permit a policy or policies of title insurance to be issued without exception for any possible lien arising from the Commercial Real Estate Broker Lien Act (O.C.G.A. § 44-14-600 et seq.).

Exhibit L-1

5.           This affidavit is made to induce the title insurance company to issue its owner’s policy insuring Grantee in the amount of said sum; and to induce the attorney certifying title so to certify.

Certified, sworn to and subscribed before me this ___ day of ____________, [Closing Year: 20__].

	Name: [Seller Contact:	]
Notary Public

My Commission Expires: _________________

(NOTARIAL SEAL)

Exhibit L-2

JOINDER

The undersigned hereby joins in the foregoing Affidavit to certify as to the accuracy of the statements set forth above concerning the undersigned, and the undersigned makes such certification and agreement without protection or benefit of whether any such statement was accurate as to any Deponent on account of any express or implied qualification based on the knowledge of any Deponent, but such certification and agreement shall in all events be limited and subject to the actual present knowledge of the Knowledge Individual (as defined in that certain Agreement of Purchase and Sale dated _____________, 2016 between Owner, as seller, and Grantee, as purchaser [, as amended by — Add Description of Amendments, if any], without inquiry.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has caused this Joinder to be duly executed under seal, as of [Closing Date: _________________].

[Seller: ____________________], [Seller: a ____________________]

By:
Name:
Title:

Exhibit L-3

EXHIBIT M

STATE OF [State: _________________]

COUNTY OF [County: _________________]

FORM OF BROKER’S LIEN WAIVER AND ACKNOWLEDGMENT OF PAYMENT

WHEREAS, the undersigned, [Seller Broker Company: _____________] (the “Broker”), has a written contract for licensed brokerage services regarding the real property (the “Property”) described on Exhibit A attached hereto and by reference made part hereof; and

WHEREAS, [Seller: ____________________], [Seller: a ____________________] (the “Seller”) has contracted to convey a leasehold interest in the Property to [Grantee/Assignee: _______________________], [Grantee/Assignee: a _______________________] (the “Grantee”) and Seller and Grantee desire to close the conveyance of the Property;

NOW, THEREFORE, for and in consideration of the sum of One Dollar ($1.00) in hand paid by Seller and Grantee to Broker, and other good and valuable considerations, the receipt and sufficiency whereof are hereby acknowledged, and in order to induce Grantee to acquire the Property, Broker does hereby for itself, its employees, agents, personal representatives, successors and assigns, agree as follows:

a.           Acknowledgment of Receipt. Broker hereby acknowledges receipt in full of all commissions, fees or other consideration due Broker in connection with the management, sale, leasing or other conveyance or transfer of any interest in the Property or otherwise for licensed brokerage services relating to the Property.

b.           Waiver. Broker does hereby waive, relinquish and release any and all rights, claims and liens which Broker may now or hereafter have in and to the Property, including, without limitation, any rights, claims and liens of Broker, or rights to file or have filed any liens, claims of lien, pursuant to Official Code of Georgia Annotated Sec. 44-14-600, et seq. on or against said Property on account of brokerage services furnished by Broker on or before the date hereof. In addition, Broker shall and does hereby indemnify and hold harmless Seller and Grantee from and against any such claim or lien which may be asserted by any agent, broker, or other intermediary by reason of any act or agreement of Broker.

c.           All Parties Paid. Broker does hereby certify, warrant and represent that any and all agents, cooperating brokers and other parties who have performed brokerage services for Broker in connection with the Property have been paid in full.

d.           Authorization. Broker does hereby warrant and represent that the undersigned Broker (or the individual executing this instrument on behalf of Broker) has personal knowledge of the matters herein stated, and is authorized and fully qualified to execute this instrument as or on behalf of the Undersigned.

Exhibit M-1

e.           Reliance. This instrument may be relied on by Seller, Grantee, any lender providing a mortgage loan secured by the Property, any title insurance company insuring title or mortgagee title to the Property or any other party having any interest in and to the Property or the conveyance referenced above, and is given to induce Grantee to acquire the Property free and clear of any rights, claims, and liens of Broker.

WITNESS the hand and seal of the Undersigned, as of [Closing Date: _________________].

Signed, sealed, sworn to and subscribed before the undersigned unofficial witness and notary public:	[Seller Broker Company: _____________]

Unofficial Witness	By:		(SEAL)
Name:
Title:
Notary Public

(NOTARY SEAL)

My Commission Expires: _________________

(Attachment: Property Description)

Exhibit M-2

EXHIBIT N

form of PURCHASER’S AFFIDAVIT REGARDING BROKERS

The undersigned deponent, [Buyer Signer: ___________] (the “Deponent”), having personally appeared before the undersigned notary public and first having been duly sworn according to law, deposes and says under oath as follows:

1.           Deponent is presently a ____________ of [Grantee/Assignee: _______________________], [Grantee/Assignee: a _______________________] (the “Grantee”).

2.           In such capacity, the Deponent has personal knowledge of the facts sworn to in this affidavit and such facts are true and correct.

3.           The Grantee is this day acquiring from [Seller: ____________________] (“Owner”) a leasehold interest in certain real estate, a description of which is set forth in that certain Assignment and Assumption of Lease Documents executed as of even date herewith from Owner in favor of Grantee and made a part hereof (the “Property”).

4.           [OPTION: NO BROKER: Grantee has not entered into any written agreement with, or otherwise engaged the services of, any commercial real estate broker for the payment of a real estate commission or fee relating to the purchase, sale, management, leasing or other licensed services pertaining to Commercial Real Estate (as defined in O.C.G.A. § 44-14-601(3)), and Grantee has received no notice of any lien for any such services. This Affidavit is given to induce a title insurance company to permit a policy or policies of title insurance to be issued without exception for any possible lien arising from the Commercial Real Estate Broker Lien Act (O.C.G.A. § 44-14-600 et seq.).

4.           [OPTION: YES, BROKER: Except only for [Seller Broker Company: _____________], who is to be paid a commission upon closing of the conveyance of the Property in the amount set forth on the Closing Statement between Owner and Grantee of even date herewith and any other commercial real estate broker disclosed on said Closing Statement (and except for [Buyer Broker Company: _____________], who is to be paid a portion of such commission by [Seller Broker Company: _____________]), Grantee has not entered into any written agreement with, or otherwise engaged the services of, any commercial real estate broker for the payment of a real estate commission or fee relating to the purchase, sale, management, leasing or other licensed services pertaining to Commercial Real Estate (as defined in O.C.G.A. § 44-14-601(3)), and Grantee has received no notice of any lien for any such services. With respect to [Seller Broker Company: _____________] and any other commercial real estate broker disclosed on said Closing Statement, the amount shown thereon is payment in full satisfaction of all amounts owed to said broker or brokers. This Affidavit is given to induce a title insurance company to permit a policy or policies of title insurance to be issued without exception for any possible lien arising from the Commercial Real Estate Broker Lien Act (O.C.G.A. § 44-14-600 et seq.).

Exhibit N-1

5.           This affidavit is made to induce Owner to convey the Property for the sum of [Purchase Price: $_______________________]; to induce the title insurance company to issue its owner’s policy insuring Grantee in the amount of said sum; and to induce the attorney certifying title so to certify.

Certified, sworn to and subscribed before me this ___ day of ____________, [Closing Year: 20__].

	Name: [Buyer Signer:	]
Notary Public

My Commission Expires: _________________

(NOTARIAL SEAL)

Exhibit N-2

 JOINDER

The undersigned hereby joins in the foregoing Affidavit to certify as to the accuracy of the statements set forth above concerning the undersigned, and hereby agrees to indemnify and hold harmless said title insurance company for all loss or damage arising out of any reliance upon the statements made in this Affidavit.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has caused this Joinder to be duly executed under seal, as of [Closing Date: _________________].

[Grantee/Assignee: _______________________], [Grantee/Assignee: a _______________________]

By:
Name: [Buyer Signer: ___________]
Title: Vice President

Exhibit N-3

EXHIBIT O

STATE OF [State: _________________]

COUNTY OF [County: _________________]

FORM OF BROKER’S LIEN WAIVER AND ACKNOWLEDGMENT OF PAYMENT

WHEREAS, the undersigned, [Buyer Broker Company: _____________] (the “Broker”), has a written contract for licensed brokerage services regarding the real property (the “Property”) described on Exhibit A attached hereto and by reference made part hereof; and

WHEREAS, [Seller: ____________________], [Seller: a ____________________] (the “Seller”) has contracted to convey the Property to [Grantee/Assignee: _______________________], [Grantee/Assignee: a _______________________] (the “Grantee”) and Seller and Grantee desire to close the conveyance of the Property;

NOW, THEREFORE, for and in consideration of the sum of One Dollar ($1.00) in hand paid by Seller and Grantee to Broker, and other good and valuable considerations, the receipt and sufficiency whereof are hereby acknowledged, and in order to induce Grantee to acquire the Property, Broker does hereby for itself, its employees, agents, personal representatives, successors and assigns, agree as follows:

a.           Acknowledgment of Receipt. Broker hereby acknowledges receipt in full of all commissions, fees or other consideration due Broker in connection with the management, sale, leasing or other conveyance or transfer of any interest in the Property or otherwise for licensed brokerage services relating to the Property.

b.           Waiver. Broker does hereby waive, relinquish and release any and all rights, claims and liens which Broker may now or hereafter have in and to the Property, including, without limitation, any rights, claims and liens of Broker, or rights to file or have filed any liens, claims of lien, pursuant to Official Code of Georgia Annotated Sec. 44-14-600, et seq. on or against said Property on account of brokerage services furnished by Broker on or before the date hereof. In addition, Broker shall and does hereby indemnify and hold harmless Seller and Grantee from and against any such claim or lien which may be asserted by any agent, broker, or other intermediary by reason of any act or agreement of Broker.

c.           All Parties Paid. Broker does hereby certify, warrant and represent that any and all agents, cooperating brokers and other parties who have performed brokerage services for Broker in connection with the Property have been paid in full.

d.           Authorization. Broker does hereby warrant and represent that the undersigned Broker (or the individual executing this instrument on behalf of Broker) has personal knowledge of the matters herein stated, and is authorized and fully qualified to execute this instrument as or on behalf of the Undersigned.

Exhibit O-1

e.           Reliance. This instrument may be relied on by Seller, Grantee, any lender providing a mortgage loan secured by the Property, any title insurance company insuring title or mortgagee title to the Property or any other party having any interest in and to the Property or the conveyance referenced above, and is given to induce Grantee to acquire the Property free and clear of any rights, claims, and liens of Broker.

WITNESS the hand and seal of the Undersigned, as of [Closing Date: _________________].

Signed, sealed, sworn to and subscribed before the undersigned unofficial witness and notary public:	[BUYER Broker Company: _____________]

Unofficial Witness	By:		(SEAL)
Name:
Title:
Notary Public

(NOTARY SEAL)

My Commission Expires: _________________

(Attachment: Property Description)

Exhibit O-2

EXHIBIT P-1

FORM OF ASSIGNMENT AND ASSUMPTION OF LEASE DOCUMENTS

------------------------------------------- Space Above This Line for Recorder’s Use -------------------------------------------

WHEN RECORDED, RETURN TO: Kilpatrick Townsend & Stockton LLP 1100 Peachtree Street Atlanta, Georgia 30309 Attn: Mark A. Palmer

Exhibit P-1-1

STATE OF GEORGIA

COUNTY OF FULTON

ASSIGNMENT AND ASSUMPTION OF LEASE DOCUMENTS

AND OPTION RIGHTS

This ASSIGNMENT AND ASSUMPTION OF LEASE DOCUMENTS AND OPTION RIGHTS (this “Agreement”), is made as of this ____ day of _________, 2016, by and between Waterton Tenside Owner, L.L.C., a Delaware limited liability company (“Assignor”); and ______________________________, a ___________________________ (“Assignee”),

W I T N E S S E T H:

WHEREAS, pursuant to a Bond Resolution (the “Bond Resolution”) adopted by the Atlanta Development Authority, a public body corporate and politic of the State of Georgia (the “Issuer”) on November 20, 2008, and an Indenture of Trust (the “Indenture”) dated as of December 1, 2009, between the Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), the Issuer authorized the issuance of its “The Atlanta Development Authority Taxable Lease Purchase Revenue Bond (Tivoli Tenside Project) Series 2009” to finance a capital project (the “Project”), and on December 30, 2009, the Issuer issued the initial bond, designated “R-1”, to Assignor in the amount of $70,000,000 (the “Bond”);

WHEREAS, Assignor wishes to assign to Assignee all of its right, title, and interest in and to, and obligations under each of the following documents and agreements executed in connection with the issuance of the Bond: (1) the Lease Agreement dated as of December 1, 2009, between Assignor (as successor in interest to and assignee of Ten Side Holdings, LLC, a Georgia limited liability company (“Ten Side Holdings”), as the original lessee thereunder) and the Issuer and the Memorandum of Lease, dated as of December 29, 2009, between Assignor (as successor in interest to and assignee of Ten Side Holdings, as the original lessee thereunder) and the Issuer, recorded on December 30, 2009, in the Official Records of the Superior Court of Fulton County, Georgia in Deed Book 48667, Page 521 (collectively, the “Lease”), demising the leased premises located in the City of Atlanta, Fulton County, Georgia and described therein and legally described in Exhibit A, attached hereto and incorporated herein by reference (the “Premises”); and (2) the Memorandum of Agreement Regarding Lease Structure and Valuation of Leasehold Interest (Ten Side Holdings, LLC) dated February 9, 2010, among the Issuer, Assignor (as successor in interest to and assignee of Ten Side Holdings, as an original party thereto), and Fulton County Board of Assessors (the “Memorandum”) (the Lease and the Memorandum, collectively, the “Lease Documents”); and

WHEREAS, Assignee wishes to assume certain of Assignor’s obligations under the Lease Documents arising from and after the date of this Agreement.

Exhibit P-1-2

A G R E E M E N T:

NOW, THEREFORE, for and in consideration of the covenants and agreements herein contained, the parties hereby agree as follows:

1.           Defined Terms. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Lease Documents.

2.           Transfer of Rights and Assumption of Obligations.

(a)          Assignor does hereby absolutely and unconditionally grant, set over, deliver, sell, assign, transfer, and convey to Assignee (1) all of the right, title, interest, remedies, powers, options (including, without limitation, options to purchase the leased premises under the Lease), benefits, and privileges of the “Lessee”, and all, if any, other right, title, interest, remedies, powers, options, benefits, and privileges of Assignor, in, to and under the Lease Documents, together with all right, title and interest of the “Lessee” under the Lease, and all, if any, other right, title and interest of Assignor, in and to the Premises and any and all rights, members and appurtenances thereto (collectively, the “Leasehold Estate”); and Assignor shall warrant and forever defend the right and title to the Leasehold Estate unto Assignee, and the successors, legal representatives and assigns of Assignee, against the claims of all persons whomsoever claiming by, through, or under Assignor but not otherwise.

(b)          Assignee hereby assumes all duties and obligations of the “Lessee” under the Lease Documents arising from and after the date of this Agreement.

3.          Miscellaneous. This Agreement and the rights and obligations of Assignor and Assignee hereunder shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors, assigns, heirs, executors, administrators, and personal representatives, shall be governed by and construed in accordance with the laws of the State of Georgia, and may not be modified or amended in any manner other than by a written agreement signed by all parties hereto.

Exhibit P-1-3

IN WITNESS WHEREOF, each of the parties hereto has caused this instrument to be executed, sealed and delivered by its duly authorized representative, all effective as of the day and year first written above.

Signed, sealed, sworn to and subscribed before the undersigned unofficial witness and notary public:	ASSIGNOR:

WATERTON TENSIDE OWNER, L.L.C.,
Unofficial Witness	a Delaware limited liability company

By:
Notary Public	Name:
Its:
(NOTARY SEAL)

My Commission Expires: _________________

ASSIGNEE:
Signed, sealed, sworn to and subscribed before the undersigned unofficial witness and notary public:		, a

	By:	(SEAL)
Unofficial Witness	Name:
Title:

Notary Public

(NOTARY SEAL)

My Commission Expires: _________________

Exhibit P-1-4

EXHIBIT A

LEGAL DESCRIPTION

Exhibit P-1-5

EXHIBIT P-2

FORM OF ASSUMPTION OF BOND DOCUMENTS

ASSIGNMENT AND ASSUMPTION OF BOND DOCUMENTS

This ASSIGNMENT AND ASSUMPTION OF BOND DOCUMENTS (this “Agreement”), is made as of this ____ day of __________, 2016, by and between Waterton Tenside Owner, L.L.C., a Delaware limited liability company (“Assignor”); and ______________________________, a ___________________________ (“Assignee”),

W I T N E S S E T H:

WHEREAS, pursuant to a Bond Resolution (the “Bond Resolution”) adopted by the Atlanta Development Authority, a public body corporate and politic of the State of Georgia (the “Issuer”) on November 20, 2008, and an Indenture of Trust (the “Indenture”) dated as of December 1, 2009, between the Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), the Issuer authorized the issuance of its “Atlanta Development Authority Taxable Lease Purchase Revenue Bond (Tivoli Tenside Project) Series 2009” to finance a capital project (the “Project”), and on December 30, 2009, the Issuer issued the initial bond, designated “R-1”, to Assignor in the amount of $70,000,000 (the “Bond”). Pursuant to that certain Assignment and Transfer of Bond dated on or about the date hereof, Assignor has sold, assigned and transferred unto Assignee the Bond and all rights thereunder.

WHEREAS, Assignor wishes to assign to Assignee all of its right, title, and interest in and to, and obligations under each of the following documents and agreements executed in connection with the issuance of the Bond: (1) the Bond Purchase Agreement, dated as of December 1, 2009, among the Issuer, Assignor (as successor in interest to and assignee of Ten Side Holdings, LLC, a Georgia limited liability company (“Ten Side Holdings”), as the original purchaser thereunder), in its capacity as purchaser thereunder (in such capacity, the “Purchaser”), and Assignor (as successor in interest to and assignee of Ten Side Holdings, as the original lessee thereunder), in its capacity as lessee under the Lease (as defined therein), (2) the Guaranty Agreement, dated as of December 1, 2009, between Assignor (as successor in interest to and assignee of Ten Side Holdings, as the original guarantor thereunder) and Trustee, and (3) the Home Office Payment Agreement, dated as of December 1, 2009, among the Issuer, Trustee, and Assignor (as successor in interest to and assignee of Ten Side Holdings, as the original purchaser), in its capacity as Purchaser and in connection with its use of the Project (as defined therein) financed with the proceeds of the Bond (collectively, the “Bond Documents”); and

WHEREAS, Assignee wishes to assume certain of Assignor’s obligations under the Bond Documents arising from and after the date of this Agreement.

Exhibit P-2-1

A G R E E M E N T:

NOW, THEREFORE, for and in consideration of the covenants and agreements herein contained, the parties hereby agree as follows:

1.                     Defined Terms. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Bond Documents.

2.                     Transfer of Rights and Assumption of Obligations.

(a)                    Assignor does hereby absolutely and unconditionally grant, set over, deliver, sell, assign, transfer, and convey to Assignee (1) all of the right, title, interest, remedies, powers, options, benefits, and privileges of the “Company”, the “Guarantor”, the “Purchaser”, and the “Bondholder” or “Holder”, and all, if any, other right, title, interest, remedies, powers, options, benefits, and privileges of Assignor, in, to and under the Bond Documents.

(b)                    Assignee hereby assumes all duties and obligations of the “Company”, the “Guarantor”, the “Purchaser”, and the “Bondholder” or “Holder” under the Bond Documents arising from and after the date of this Agreement, but only for so long as Assignee is the owner and holder of the right, title and interest assigned to Assignee hereunder.

3.                     Miscellaneous. This Agreement and the rights and obligations of Assignor and Assignee hereunder shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors, assigns, heirs, executors, administrators, and personal representatives, shall be governed by and construed in accordance with the laws of the State of Georgia, and may not be modified or amended in any manner other than by a written agreement signed by all parties hereto.

[Remainder of this page is blank; signatures and seals follow]

Exhibit P-2-2

IN WITNESS WHEREOF, each of the parties hereto has caused this instrument to be executed, sealed and delivered by its duly authorized representative, all effective as of the day and year first written above.

ASSIGNOR:

WATERTON TENSIDE OWNER, L.L.C.,
a Delaware limited liability company

By:	(SEAL)
Name:
Its:

ASSIGNEE:

, a

By:	(SEAL)
Name:
Title:

Exhibit P-2-3